UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04375

Name of Fund: BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 6/30/2014

Date of reporting period: 06/30/2014

Item 1 – Report to Stockholders

JUNE 30, 2014

ANNUAL REPORT

BlackRock Municipal Bond Fund, Inc.

>	BlackRock High Yield Municipal Fund
>	BlackRock National Municipal Fund
>	BlackRock Short-Term Municipal Fund

BlackRock Multi-State Municipal Series Trust

>	BlackRock New York Municipal Bond Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	JUNE 30, 2014

Shareholder Letter

Dear Shareholder,

The latter half of 2013 was a strong period for equities and other risk assets such as high yield bonds, despite the mixed tone of economic and financial news and uncertainty as to when and by how much the U.S. Federal Reserve (the “Fed”) would begin to gradually reduce (or “taper”) its asset purchase programs. Stock markets rallied in September when the Fed defied investors’ expectations with its decision to delay tapering. The momentum was soon disrupted, however, when political brinksmanship over decisions relating to the U.S. debt ceiling led to a partial government shutdown, roiling financial markets broadly until a compromise was struck in mid-October. The remainder of 2013 was generally positive for developed market stocks, while fixed income and emerging market investments struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Financial markets continued to move higher in the first half of 2014 despite the gradual pull back in Fed stimulus. The year got off to a rocky start, however. A number of emerging economies showed signs of stress due to currency weakness, debt problems and uneven growth rates, while facing the broader headwind of diminishing global liquidity. Heightened risks in emerging markets combined with disappointing U.S. economic data caused equities to decline in January while bond markets found renewed strength from investors seeking relatively safer assets.

Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the new Fed Chairwoman, Janet Yellen. While it was clear that U.S. economic data had softened, investors were assuaged by increasing evidence that the trend was temporary and weather-related, and continued to take on risk given expectations that growth would pick up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising geopolitical risks and mixed global economic data. Tensions in Russia and Ukraine and signs of decelerating growth in China caused some turbulence, but markets were resilient as investors focused on better U.S. economic data, stronger corporate earnings and increased merger-and-acquisition activity. Additionally, investors were comforted by comments from the Fed offering reassurance that no changes to short-term interest rates were on the horizon. Equity investors shifted from growth to value stocks as the strong performance of growth stocks in 2013 had pushed valuations higher in many of these sectors. More broadly, the strongest performers of 2013 struggled most in 2014, and vice versa. Emerging markets particularly benefited from this rotation into cheaper valuations. For investors in these markets, technical factors overshadowed the risks and emerging market investments surged even as a military coup in Thailand was added to the growing list of geopolitical issues in May.

Escalating violence in Iraq pushed oil prices sharply higher in June, causing a brief dip in stock markets around the world as investors were reminded of the broader risk that instability in the Middle East and North Africa poses to global oil production, although oil prices retreated later in the month. Improving U.S. data and a steady stream of mergers and acquisitions again took center stage and equities quickly resumed their upward course. Additionally, global investors were encouraged by aggressive measures taken by the European Central Bank to combat the uncomfortably low level of inflation in the eurozone, while the Fed continued to maintain a dovish stance.

All told, the riskier asset classes strongly outperformed higher quality investments for the 12-month period ended June 30. Nonetheless, most fixed income assets performed surprisingly well in the first half of 2014 even as the Fed reduced its open-market bond purchases. U.S. large cap stocks were the strongest performers in both the six- and 12-month periods, while small cap stocks lagged in the last six months given higher valuations resulting from their strong performance in 2013. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Asset prices pushed higher over the period despite modest global growth, geopolitical risks and a shift toward tighter U.S. monetary policy.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2014

	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.14%	24.61%
U.S. small cap equities (Russell 2000® Index)	3.19	23.64
International equities (MSCI Europe, Australasia, Far East Index)	4.78	23.57
Emerging market equities (MSCI Emerging Markets Index)	6.14	14.31
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	6.13	2.84
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	3.93	4.37
Tax-exempt municipal bonds (S&P Municipal Bond Index)	6.07	6.08
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	5.46	11.72

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2014	BlackRock High Yield Municipal Fund

Investment Objective

BlackRock High Yield Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from federal income taxes as is consistent with the investment policies of the Fund.

Effective as of January 1, 2014, the Fund’s secondary benchmark, the S&P® Customized High Yield Municipal Bond Index, was replaced with a customized benchmark, referred to as the “Custom Index”. The Custom Index reflects the returns of the S&P® Customized High Yield Municipal Bond Index through December 31, 2012. Beginning January 1, 2013, the Custom Index includes the returns of only those issues in the S&P® Customized High Yield Municipal Bond Index that have maturities greater than 5 years. The investment advisor believes that this change in the performance benchmark more accurately reflects the investment strategy of the Fund.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended June 30, 2014, the Fund outperformed its primary benchmark, the S&P® Municipal Bond Index and its new secondary benchmark, the Custom Index. The following discussion of relative performance pertains to the Custom Index.

What factors influenced performance?

•	The Fund’s long duration stance (greater sensitivity to interest rate movements) contributed positively to performance as interest rates declined during the period. (Bond prices fall as interest rates rise.) Yield curve positioning with a flattening bias and an emphasis on long-dated bonds also had a positive impact on returns. The Fund benefited from holding overweight allocations in outperforming sectors including health care, transportation, water and sewer and corporate-related debt. Additionally, exposure to non-rated bonds added to results as this segment outperformed all other rated bond categories. The Fund also benefited from maintaining an underweight exposure to Puerto Rico obligations, which lost considerable value due to deteriorating credit conditions.
•	Conversely, exposure to limited tax obligations of the city of Detroit detracted from relative performance as the value of these credits declined precipitously following the city’s bankruptcy filing in the summer of 2013. The Fund’s use of U.S. Treasury futures contracts to manage interest rate risk had a modestly negative impact on results.

Describe recent portfolio activity.

•	In the latter half of 2013, portfolio activity was dominated by sales in order to fund escalating shareholder redemptions amid the industry-wide trend of municipal bond mutual fund outflows. During these months, the Fund focused on maintaining its existing credit profile, sector weightings and leverage. However, the municipal market experienced a reversal in flows in the first half of 2014 as investors exhibited increased willingness to assume more credit risk in the search for income. The Fund invested inflows in sectors offering superior potential returns including tax-backed general obligations, utilities, education, tobacco and development districts.

Describe portfolio positioning at period end.

•	As of period end, the Fund continued to maintain a high quality bias while its sector allocations had become somewhat more diverse. The Fund continued to maintain municipal credit exposures that had been purchased in a higher rate environment. Relative to the Custom Index, the Fund was overweight in the education, health care and transportation sectors, and modestly underweight in tax-backed and tobacco credits. The Fund remained positioned to benefit from a flatter yield curve, while continuing to use U.S. Treasury futures to manage portfolio duration.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Long-Term Investments

Sector Allocation
Health	24%
Transportation	15
Tobacco	12
Education	11
County/City/Special District/School District	11
Utilities	11
Corporate	10
State	5
Housing	1
For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	Percent of Long-Term Investments
AA/Aa	16%
A	12
BBB/Baa	28
BB/Ba	14
B	10
N/R2	20
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of June 30, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade was $7,235,537, representing 2% of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	8%
2015	2
2016	4
2017	8
2018	3
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
4	ANNUAL REPORT	JUNE 30, 2014

BlackRock High Yield Municipal Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer.
[3]	The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.
[4]	The S&P® Customized High Yield Municipal Bond Index is a blended subset of the S&P® Municipal Bond Index that includes non-insured bonds rated below BBB— or non-rated (85%) and bonds rated BBB (15%), excluding those that are in default, are pre-refunded, or are escrowed to maturity. Effective as of January 1, 2014, the Fund’s secondary benchmark, the S&P® Customized High Yield Municipal Bond Index, was replaced with the Custom Index.
[5]	The Custom Index reflects the returns of the S&P® Customized High Yield Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those issues in the S&P® Customized High Yield Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.
[6]	Commencement of operations.

Performance Summary for the Period Ended June 30, 2014

				Average Annual Total Returns[7]
				1 Year		5 Years		Since Inception[8]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	4.08%	4.08%	11.41%	8.31%	N/A	10.13%	N/A	4.14%	N/A
Investor A	3.68	3.68	11.30	8.05	3.46%	9.83	8.88%	3.84	3.27%
Investor C	3.08	3.07	10.86	7.11	6.11	9.01	9.01	3.09	3.09
S&P® Municipal Bond Index	—	—	6.07	6.08	N/A	6.08	N/A	4.86	N/A
S&P® Customized High Yield Municipal Bond Index	—	—	8.61	5.74	N/A	10.72	N/A	4.67	N/A
Custom Index	—	—	9.19	6.13	N/A	10.67	N/A	4.65	N/A
[7]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.
[8]	The Fund commenced operations on 8/01/06.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[11]
			During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Including Interest Expense and Fees[9]	Excluding Interest Expense and Fees[10]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[9]	Ending Account Value June 30, 2014	Expenses Paid During the Period[10]
Institutional	$1,000.00	$1,114.10	$3.77	$3.46	$1,000.00	$1,021.22	$3.61	$1,021.52	$3.31
Investor A	$1,000.00	$1,113.00	$5.03	$4.77	$1,000.00	$1,020.03	$4.81	$1,020.28	$4.56
Investor C	$1,000.00	$1,108.60	$9.04	$8.78	$1,000.00	$1,016.22	$8.65	$1,016.46	$8.40
[9]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.72% for Institutional, 0.96% for Investor A and 1.73% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
[10]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.66% for Institutional, 0.91% for Investor A and 1.68% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
[11]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.
ANNUAL REPORT	JUNE 30, 2014	5

Fund Summary as of June 30, 2014	BlackRock National Municipal Fund

Investment Objective

BlackRock National Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended June 30, 2014, the Fund outperformed its benchmark, the S&P® Municipal Bond Index.

What factors influenced performance?

•	The Fund’s overweight to California credits had a positive impact on returns relative to its benchmark as the state’s financial picture continued to improve. Exposure to higher coupon issues with defensively structured call and maturity characteristics enhanced results given strong demand for such securities as municipal bond mutual funds sought opportunities for high income with less sensitivity to rate volatility. Holdings of health care and transportation bonds were rewarding as these sectors realized significant spread tightening during the period. The Fund also benefited from its longer-maturity bond holdings as investors extended their portfolios in the search for higher-yielding investments.
•	The Fund’s cash reserves held for the purpose of providing liquidity detracted from relative results as longer-maturity investments benefited from spread tightening or interest rate movements.

Describe recent portfolio activity.

•	The Fund increased its cash equivalent reserves in the form of floating rate notes and short-term note securities were increased as the period progressed as tight credit quality spreads and low long-term investment rates warranted a more defensive stance with respect to maintaining portfolio liquidity. By the end of the 12-month period, cash reserves were relatively high compared to the industry and the Fund’s historical norm. Also during the period, the Fund reduced leverage by selling a portion of its tender option bond exposure. This was another effort to position the Fund more defensively, protecting from potential future rate volatility. Generally, portfolio activity has been aimed at realizing strong performance while seeking to mitigate future rate and credit spread volatility.

Describe portfolio positioning at period end.

•	As of period end, the Fund was positioned defensively with a bias toward high-quality securities and a high level of cash equivalent reserves. Relative to the S&P® Municipal Bond Index, the Fund maintained a short duration posture and held overweight exposures to the health care, transportation and utilities sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Long-Term Investments

Sector Allocation
Utilities	24%
Transportation	22
Health	20
County/City/Special District/School District	12
State	8
Education	8
Corporate	5
Housing	1
For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa	14%
AA/Aa	50
A	25
BBB/Baa	5
BB/Ba	2
N/R2	4
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of June 30, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade was $70,518,741, representing 1% of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	4%
2015	3
2016	8
2017	9
2018	14
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
6	ANNUAL REPORT	JUNE 30, 2014

BlackRock National Municipal Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund may invest in municipal bonds rated in any rating category or in unrated municipal bonds. The Fund will usually invest in municipal bonds that have a maturity of five years or longer.
[3]	The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.

Performance Summary for the Period Ended June 30, 2014

				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	2.48%	2.41%	7.31%	7.30%	N/A	7.11%	N/A	5.38%	N/A
Institutional	2.50	2.45	7.26	7.19	N/A	6.99	N/A	5.25	N/A
Service	2.24	2.19	7.07	6.85	N/A	6.65	N/A	4.95	N/A
Investor A	2.13	2.04	7.07	6.93	2.38%	6.77	5.85%	5.03	4.57%
Investor B	1.74	1.70	6.82	6.41	2.41	6.25	5.93	4.50	4.50
Investor C	1.48	1.42	6.68	6.13	5.13	5.98	5.98	4.23	4.23
Investor C1	1.67	1.61	6.78	6.43	5.43	6.20	6.20	4.44	4.44
S&P® Municipal Bond Index	—	—	6.07	6.08	N/A	6.08	N/A	4.99	N/A
[4]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[7]
			During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Including Interest Expense and Fees[5]	Excluding Interest Expense and Fees[6]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[5]	Ending Account Value June 30, 2014	Expenses Paid During the Period[6]
BlackRock	$1,000.00	$1,073.10	$2.62	$2.36	$1,000.00	$1,022.27	$2.56	$1,022.51	$2.31
Institutional	$1,000.00	$1,072.60	$3.13	$2.88	$1,000.00	$1,021.77	$3.06	$1,022.02	$2.81
Service	$1,000.00	$1,070.70	$4.06	$3.75	$1,000.00	$1,020.88	$3.96	$1,021.17	$3.66
Investor A	$1,000.00	$1,070.70	$3.95	$3.70	$1,000.00	$1,020.98	$3.86	$1,021.22	$3.61
Investor B	$1,000.00	$1,068.20	$6.46	$6.20	$1,000.00	$1,018.55	$6.31	$1,018.79	$6.06
Investor C	$1,000.00	$1,066.80	$7.79	$7.53	$1,000.00	$1,017.26	$7.60	$1,017.50	$7.35
Investor C1	$1,000.00	$1,067.80	$6.82	$6.56	$1,000.00	$1,018.20	$6.66	$1,018.45	$6.41
[5]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.51% for BlackRock, 0.61% for Institutional, 0.79% for Service, 0.77% for Investor A, 1.26% for Investor B, 1.52% for Investor C and 1.33% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
[6]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.46% for BlackRock, 0.56% for Institutional, 0.73% for Service, 0.72% for Investor A, 1.21 % for Investor B, 1.47% for Investor C and 1.28% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
[7]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.
ANNUAL REPORT	JUNE 30, 2014	7

Fund Summary as of June 30, 2014	BlackRock Short-Term Municipal Fund

Investment Objective

BlackRock Short-Term Municipal Fund’s (the “Fund”) investment objective is to provide shareholders with as high a level of income exempt from federal income taxes as is consistent with the investment policies of the Fund.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended June 30, 2014, the Fund underperformed its primary benchmark, the S&P® Municipal Bond Index, and its secondary benchmark, the S&P® Limited Maturity Municipal Bond Index. The following discussion of relative performance pertains to the Fund’s secondary benchmark, the S&P® Limited Maturity Municipal Bond Index.

What factors influenced performance?

•	The Fund’s underperformance relative to its secondary benchmark index was attributable to duration positioning (managing interest rate risk). Specifically, the Fund was underweight relative to its index in the three-year area of the yield curve, which generated strong performance for the period. The Fund’s underweight in pre-refunded issues also hindered results.
•	Conversely, sector allocation decisions had a positive impact on performance as the Fund’s holdings of corporate-backed, transportation and tax-backed issues performed well during the period. Additionally, the Fund’s overweight to State of California general obligation bonds enhanced results as the state’s financial picture continued to improve.

Describe recent portfolio activity.

•	The first half of the 12-month period was challenging for the municipal market due to heightened volatility initially driven by a rise in interest rates and subsequently exacerbated by credit events in the municipal markets. Although these trends reversed in the first half of 2014, portfolio activity throughout the 12-month period remained focused on protecting the Fund from market volatility and increasing the Fund’s credit quality bias.

Describe portfolio positioning at period end.

•	As of period end, the Fund held a minimal level of cash reserves and its portfolio of holdings reflected a modestly longer duration relative to the S&P® Limited Maturity Municipal Bond Index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Long-Term Investments

Sector Allocation
State	40%
County/City/Special District/School District	24
Transportation	16
Utilities	6
Education	5
Corporate	4
Health	4
Tobacco	1
For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa	23%
AA/Aa	44
A	30
BBB/Baa	2
N/R	1
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	9%
2015	27
2016	36
2017	23
2018	—
[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
8	ANNUAL REPORT	JUNE 30, 2014

BlackRock Short-Term Municipal Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests primarily in investment grade municipal bonds or municipal notes, including variable rate demand obligations. The Fund will maintain a dollar-weighted maturity of no more than 2 years.
[3]	The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.
[4]	The S&P® Limited Maturity Municipal Bond Index includes all bonds in the S&P® Municipal Bond Index with a remaining maturity of less than 4 years.

Performance Summary for the Period Ended June 30, 2014

				Average Annual Total Returns[5]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	0.06%	0.05%	0.25%	0.91%	N/A	1.04%	N/A	2.00%	N/A
Institutional	0.05	(0.01)	0.35	0.90	N/A	1.07	N/A	2.02	N/A
Investor A	(0.19)	(0.20)	0.22	0.64	(2.38)%	0.80	0.19%	1.76	1.45%
Investor A1	(0.06)	(0.07)	0.29	0.88	(0.13)	0.95	0.75	1.91	1.81
Investor C	(0.97)	(0.97)	(0.10)	(0.10)	(1.10)	0.02	0.02	0.99	0.99
S&P® Municipal Bond Index	—	—	6.07	6.08	N/A	6.08	N/A	4.99	N/A
S&P® Limited Maturity Municipal Bond Index	—	—	0.67	1.50	N/A	1.83	N/A	2.73	N/A
[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[6]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[6]	Annualized Expense Ratio
Blackrock	$1,000.00	$1,002.50	$1.94	$1,000.00	$1,022.86	$1.96	0.39%
Institutional	$1,000.00	$1,003.50	$1.99	$1,000.00	$1,022.81	$2.01	0.40%
Investor A	$1,000.00	$1,002.20	$3.33	$1,000.00	$1,021.47	$3.36	0.67%
Investor A1	$1,000.00	$1,002.90	$2.63	$1,000.00	$1,022.17	$2.66	0.52%
Investor C	$1,000.00	$999.00	$7.19	$1,000.00	$1,017.60	$7.25	1.45%
[6]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
[7]	Hypothetical 5% return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.
ANNUAL REPORT	JUNE 30, 2014	9

Fund Summary as of June 30, 2014	BlackRock New York Municipal Bond Fund

Investment Objective

BlackRock New York Municipal Bond Fund’s (the “Fund”) investment objective is to provide shareholders with income exempt from federal income tax and New York State and New York City personal income taxes.

Effective as of January 1, 2014, the Fund’s secondary benchmark, the S&P® New York Municipal Bond Index, was replaced with a customized benchmark, referred to as the “Custom Index.” The Custom Index reflects the returns of the S&P® New York Municipal Bond Index through December 31, 2012. Beginning January 1, 2013, the Custom Index includes the returns of only those New York bonds in the S&P® New York Municipal Bond Index that have maturities greater than 5 years. The investment advisor believes that this change in the performance benchmark more accurately reflects the investment strategy of the Fund.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended June 30, 2014, all share classes of the Fund outperformed its primary benchmark, the S&P® Municipal Bond Index, while the Fund’s Institutional and Investor A1 Shares performed in-line with its new secondary benchmark, the Custom Index, and the Fund’s Investor A, Investor C and Investor C1 Shares underperformed the Custom Index. The following discussion of relative performance pertains to the Custom Index.

What factors influenced performance?

•	The Fund’s exposure to Puerto Rico government-related debt, although limited, detracted from results as credit spreads on these securities widened materially due to investor’s lack of confidence and a weak local economy. These positions were eliminated early in the period. The Fund’s use of U.S. Treasury futures contracts to manage interest rate risk had a modestly negative impact on results.
•	The largest contributors to the Fund’s performance were duration (interest rate sensitivity) and yield curve positioning. The latter half of 2013 witnessed a sharp rise in yields and steepening of the municipal yield curve, causing bond prices to fall. However, this trend reversed markedly in the first half of 2014, with municipal yields declining significantly while the yield curve flattened and more than reversed the steepening exhibited in the first half of the 12-month period. In this environment, the Fund’s longer duration and yield curve flattening overall resulted in positive performance for the period.

Describe recent portfolio activity.

•	During the first half of the 12-month period, portfolio activity was largely in response to rising interest rates and the industry-wide trend of mutual fund outflows. Given these conditions, the Fund sold lower-yielding positions with longer durations and participated in new issues to improve diversification, yield, quality and structure. In the second half of the performance period, rates fell significantly and new municipal bond issuance also declined from prior periods. As a result, overall portfolio activity was lower, but focused on selling previously out-of-favor issues that saw renewed interest as rates declined.

Describe portfolio positioning at period end.

•	Relative to the Custom Index, the Fund ended the period with a neutral-to-long duration bias and greater exposure to the long end of the yield curve.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Long-Term Investments

Sector Allocation
County/City/Special District/School District	24%
Education	17
Transportation	15
Health	15
Utilities	11
State	7
Corporate	7
Housing	4
For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa	11%
AA/Aa	43
A	31
BBB/Baa	6
BB/Ba	2
N/R2	7
[1]	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.
[2]	The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of June 30, 2014, the market value of unrated securities deemed by the investment advisor to be investment grade was $3,599,554, representing 1% of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	6%
2015	3
2016	4
2017	10
2018	3
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
10	ANNUAL REPORT	JUNE 30, 2014

BlackRock New York Municipal Bond Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.
[2]	The Fund will invest at least 80% of its assets in a portfolio of investment grade New York municipal bonds. The Fund expects to maintain an average weighted maturity of greater than ten years.
[3]	The S&P® Municipal Bond Index is composed of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily. Bonds in the S&P® Municipal Bond Index must have an outstanding par value of at least $2 million and a remaining maturity of not less than 1 month.
[4]	The S&P® New York Municipal Bond Index includes all New York bonds in the S&P® Municipal Bond Index. Effective as of January 1, 2014, the Fund’s secondary benchmark, the S&P® New York Municipal Bond Index, was replaced with the Custom Index.
[5]	The Custom Index reflects the returns of the S&P® New York Municipal Bond Index for periods prior to January 1, 2013, and the returns of only those New York bonds in the S&P® New York Municipal Bond Index that have maturities greater than 5 years for periods subsequent to January 1, 2013.

Performance Summary for the Period Ended June 30, 2014

				Average Annual Total Returns[6]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.13%	3.03%	8.57%	7.52%	N/A	6.52%	N/A	4.65%	N/A
Investor A	2.77	2.71	8.54	7.26	2.70%	6.24	5.32%	4.38	3.93%
Investor A1	2.88	2.86	8.62	7.53	3.23	6.41	5.55	4.55	4.12
Investor C	2.14	2.09	8.15	6.57	5.57	5.49	5.49	3.61	3.61
Investor C1	2.51	2.48	8.37	7.00	6.00	5.92	5.92	4.03	4.03
S&P® Municipal Bond Index	—	—	6.07	6.08	N/A	6.08	N/A	4.99	N/A
S&P® New York Municipal Bond Index	—	—	5.62	6.29	N/A	5.68	N/A	4.96	N/A
Custom Index	—	—	6.96	7.53	N/A	5.75	N/A	5.00	N/A
[6]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual				Hypothetical[9]
			Expenses Paid During the Period			Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Including Interest Expense and Fees[7]	Excluding Interest Expense and Fees[8]	Beginning Account Value January 1, 2014	Ending Account Value June 30, 2014	Expenses Paid During the Period[7]	Ending Account Value June 30, 2014	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,085.70	$4.03	$3.78	$1,000.00	$1,020.93	$3.91	$1,021.17	$3.66
Investor A	$1,000.00	$1,085.40	$5.17	$4.96	$1,000.00	$1,019.84	$5.01	$1,020.03	$4.81
Investor A1	$1,000.00	$1,086.20	$4.40	$4.19	$1,000.00	$1,020.58	$4.26	$1,020.78	$4.06
Investor C	$1,000.00	$1,081.50	$8.98	$8.77	$1,000.00	$1,016.17	$8.70	$1,016.36	$8.50
Investor C1	$1,000.00	$1,083.70	$6.92	$6.72	$1,000.00	$1,018.15	$6.71	$1,018.35	$6.51
[7]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.78% for Institutional, 1.00% for Investor A, 0.85% for Investor A1, 1.74% for Investor C and 1.34% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
[8]	For each class of the Fund, expenses are equal to the annualized net expense ratio for the class (0.73% for Institutional, 0.96% for Investor A, 0.81% for Investor A1, 1.70% for Investor C and 1.30% for Investor C1), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.
ANNUAL REPORT	JUNE 30, 2014	11

About Fund Performance

•	BlackRock and Institutional Shares (BlackRock Shares are available only in BlackRock Short-Term Municipal Fund and BlackRock National Municipal Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to October 2, 2006 for BlackRock Short-Term Municipal Fund and July 18, 2011 for BlackRock National Municipal Fund, BlackRock Share performance results are those of the Institutional Shares restated to reflect BlackRock Share fees.
•	Service Shares (available only in BlackRock National Municipal Fund) are not subject to any sales charge (font-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are available only to certain eligible investors. Prior to July 18, 2011, Service Share performance results are those of the Institutional Shares restated to reflect Service Share fees.
•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.25% for all Funds except BlackRock Short-Term Municipal Fund, which incurs a 3.00% maximum initial sales charge, and all Funds incur a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. Prior to October 2, 2006 for BlackRock Short-Term Municipal Fund and BlackRock New York Municipal Bond Fund, Investor A Share performance results are those of the Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.
•	Investor A1 Shares (available only in BlackRock Short-Term Municipal Fund and BlackRock New York Municipal Bond Fund) are subject to a maximum initial sales charge (front-end load) of 1.00% for BlackRock Short-Term Municipal Fund and 4.00% for BlackRock New York Municipal Bond Fund; and a service fee of 0.10% per year (but no distribution fee).
•	Investor B Shares (available only in BlackRock National Municipal Fund) are subject to a maximum CDSC of 4.00%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic sales conversions.) On June 10, 2013, all issued and outstanding Investor B Shares of BlackRock Short-Term Municipal Fund and BlackRock New York Municipal Bond Fund were converted into Investor A1 Shares with the same relative aggregate net asset value (“NAV”).
•	Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Prior to October 2, 2006 (for all Funds except BlackRock High Yield Municipal Fund), Investor C Share performance results are those of the respective Fund’s Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.
•	Investor C1 Shares (available only in BlackRock National Municipal Fund and BlackRock New York Municipal Bond Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to distribution and service fees per year as follows:
	Distribution Fee	Service Fee
BlackRock National Municipal Fund	0.55%	0.25%
BlackRock New York Municipal Bond Fund	0.35%	0.25%

Investor A1, Investor B and Investor C1 Shares of their respective Funds are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. On June 10, 2013, all outstanding Investor B1 Shares of BlackRock National Municipal Fund were converted into Investor A Shares.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and capital gain distributions, if any, at NAV on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Funds’ investment advisor reimbursed a portion of each Fund’s expenses. Without such reimbursement, a Fund’s performance would have been lower. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

12	ANNUAL REPORT	JUNE 30, 2014

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on January 1, 2014 and held through June 30, 2014) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ANNUAL REPORT	JUNE 30, 2014	13

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

Each Fund may leverage its assets through the use of proceeds received in tender option bond (“TOB”) transactions, as described in Note 3 of the Notes to Financial Statements. In a TOB transaction, a third party sponsor establishes a special purpose entity (a “TOB Trust”) into which the Fund transfers municipal bonds or other municipal securities. TOB investments generally will provide the Fund with economic benefits in periods of declining short-term interest rates, but expose the Fund to risks during periods of rising short-term interest rates. Additionally, fluctuations in the market value of municipal bonds deposited into a TOB Trust may adversely affect the Fund’s NAV per share.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to Fund shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the Fund’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Fund had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on Fund performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also will generally cause greater changes in each Fund’s NAV and dividend rates than a comparable fund that does not use leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments
The Funds may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

14	ANNUAL REPORT	JUNE 30, 2014

Schedule of Investments June 30, 2014	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.9%
City of Phenix Alabama IDB, Refunding RB, Meadwestvaco Coated Board Project, Series A, AMT, 4.13%, 5/15/35	$1,750	$1,608,250
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 4.75%, 1/01/25	2,180	2,144,619
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	365	381,279
Senior Lien, Series A (AGM), 5.25%, 10/01/48	1,010	1,075,317
Sub-Lien, Series D, 7.00%, 10/01/51	2,355	2,776,780
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	710	818,332
		8,804,577
Alaska — 1.1%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	980	949,659
5.00%, 6/01/32	1,500	1,215,975
5.00%, 6/01/46	4,120	3,094,367
		5,260,001
Arizona — 1.3%
City of Phoenix Arizona IDA, ERB, Eagle College Prep Project, Series A, 5.00%, 7/01/43	1,445	1,274,475
City of Phoenix Arizona IDA, RB:
Great Hearts Academies—Veritas Project, 6.40%, 7/01/47	415	429,658
Legacy Traditional Schools Project, Series A, 6.75%, 7/01/44 (a)	810	884,172
Series A, 6.50%, 7/01/34 (a)	465	501,893
City of Phoenix Arizona IDA, Refunding RB, America West Airlines, Inc. Project, AMT, 6.30%, 10/01/14 (b)	1,000	1,003,050
County of Maricopa Arizona IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	70	64,728
Florence Town Inc., IDA, ERB, Legacy Traditional School Project, Queen Creek and Casa Grande Campuses, 6.00%, 7/01/43	1,375	1,382,590
University Medical Center Corp. Arizona, RB, 6.25%, 7/01/29	180	208,983
		5,749,549

Municipal Bonds	Par (000)	Value
Arkansas — 0.2%
County of Benton Arkansas Public Facilities Board, RB, BCCSO Project, Series A, 6.00%, 6/01/40	$750	$814,350
California — 6.2%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,000	1,150,450
Sutter Health, Series B, 6.00%, 8/15/42	1,000	1,198,850
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	265	294,905
California HFA, RB, S/F, Home Mortgage, Series I, AMT, 4.80%, 8/01/36	1,500	1,493,865
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT (a):
5.00%, 7/01/37	775	798,700
5.00%, 11/21/45	3,100	3,173,904
California School Finance Authority, RB, Value Schools:
6.65%, 7/01/33	295	314,095
6.90%, 7/01/43	650	696,306
California Statewide Communities Development Authority, RB, Series A:
American Baptist Homes of the West, 5.00%, 10/01/43	1,000	1,011,380
Sutter Health, 6.00%, 8/15/42	400	479,540
California Statewide Communities Development Authority, Refunding RB, American Baptist Homes of the West, 6.25%, 10/01/39	2,575	2,769,799
California Statewide Financing Authority, RB, Tobacco Settlement:
Series A, 6.00%, 5/01/43	2,500	2,474,375
Series B, 6.00%, 5/01/43	2,090	2,068,577
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	500	573,330
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	310	367,955
6.50%, 5/01/42	760	900,554
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	240	273,823

Portfolio Abbreviations

ACA AGC AGM AMBAC AMT ARB BARB BHAC CAB CIFG COP EDA EDC ERB ERS
American Capital Access Holding Ltd.
Assured Guarantee Corp.
Assured Guaranty Municipal Corp.
American Municipal Bond Assurance Corp.
Alternative Minimum Tax (subject to)
Airport Revenue Bonds
Building Aid Revenue Bonds
Berkshire Hathaway Assurance Corp.
Capital Appreciation Bonds
CDC IXIS Financial Guaranty
Certificates of Participation
Economic Development Authority
Economic Development Corp.
Education Revenue Bonds
Extendible Reset Securities
FHA GAN GARB GO GTD HDA HFA HRB IDA IDB IDRB ISD LRB M/F MRB
Federal Housing Administration
Grant Anticipation Notes
General Airport Revenue Bonds
General Obligation Bonds
Guaranteed
Housing Development Authority
Housing Finance Agency
Housing Revenue Bonds
Industrial Development Authority
Industrial Development Board
Industrial Development Revenue Bonds
Independent School District
Lease Revenue Bonds
Multi-Family
Mortgage Revenue Bonds
NPFGC PILOT PSF PSF-GTD Radian RB S/F S&P SBPA SIFMA SONYMA Syncora VRDN
National Public Finance Guarantee Corp.
Payment in Lieu of Taxes
Public School Fund
Public School Fund Guaranteed
Radian Guaranty, Inc.
Revenue Bonds
Single Family
Standard and Poor’s
Stand-by Bond Purchase Agreements
Securities Industry and Financial Markets
Association
State of New York Mortgage Agency
Syncora Guarantee
Variable Rate Demand Notes

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2014	15

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (concluded)
County of Riverside California Transportation Commission, RB, Senior Lien, Series A, 5.75%, 6/01/48	$2,115	$2,352,366
County of San Marcos California Unified School District, GO, CAB, Election of 2010, Series B, 0.00%, 8/01/51 (c)	4,425	725,213
Golden State Tobacco Securitization Corp., Refunding RB, 5.75%, 6/01/47	3,500	2,772,980
Lammersville School District Community Facilities District, Special Tax Bonds, District No. 2002, Mountain House, 5.13%, 9/01/35	325	331,559
Successor Agency to the San Francisco City & County Redevelopment Agency, Special Tax Bonds, Community Facilities District No. 6 (Mission Bay South Public Improvements), Series C, CAB, 0.00%, 8/01/43 (c)	3,000	567,030
Temecula Public Financing Authority, Refunding, Special Tax Bonds, Harveston, Sub-Series B, 5.10%, 9/01/36	165	165,705
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	1,280	1,263,859
		28,219,120
Colorado — 1.9%
Colorado Educational & Cultural Facilities Authority, RB, Littleton Preparatory Charter School Project:
5.00%, 12/01/33	450	428,490
5.00%, 12/01/42	545	495,863
Denver Convention Center Hotel Authority, Refunding RB, Senior (Syncora), 5.00%, 12/01/30	1,175	1,198,524
Denver Health & Hospital Authority, RB, Series A:
5.00%, 12/01/39	900	939,834
5.25%, 12/01/45	1,350	1,430,176
Plaza Metropolitan District No. 1 Colorado, Refunding, Tax Allocation Bonds, Public Improvement Fee, Tax Increment, 5.00%, 12/01/40	425	431,107
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project:
6.00%, 1/15/34	1,500	1,667,220
6.00%, 1/15/41	1,000	1,105,820
Tallyn’s Reach Metropolitan District No. 3, GO, Refunding, Limited Tax, 5.13%, 11/01/38	1,035	1,065,087
		8,762,121
Connecticut — 0.1%
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, 6.25%, 1/01/31	605	605,454
Delaware — 0.6%
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,775	2,921,603
District of Columbia — 1.6%
District of Columbia, RB, Methodist Home District of Columbia, Series A:
7.38%, 1/01/30	310	311,076
7.50%, 1/01/39	500	501,525
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed:
6.50%, 5/15/33	2,520	2,772,655
6.75%, 5/15/40	385	382,444

Municipal Bonds	Par (000)	Value
District of Columbia (concluded)
Metropolitan Washington Airports Authority, Refunding RB:
1st Senior Lien, Series A, 5.00%, 10/01/39	$185	$196,738
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/30 (c)	3,005	1,398,046
Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	1,610	1,733,616
		7,296,100
Florida — 7.3%
Boggy Creek Improvement District, Refunding RB, Special Assessment Bonds, 5.13%, 5/01/43	1,465	1,493,055
Capital Trust Agency Inc., RB:
8.25%, 1/01/44	445	448,778
8.25%, 1/01/49	950	954,949
County of Alachua Florida Health Facilities Authority, RB, East Ridge Retirement Village, Inc. Project, 6.25%, 11/15/44	2,000	2,104,320
County of Collier Florida IDA, Refunding RB, Arlington of Naples Project, Series A, 8.13%, 5/15/44 (a)	1,490	1,604,581
County of Hillsborough Florida IDA, RB:
National Gypsum Co., Series B, AMT, 7.13%, 4/01/30	1,500	1,501,485
Tampa General Hospital Project, 5.25%, 10/01/41	895	917,456
County of Martin Florida IDA, Refunding RB, Indiantown Cogeneration, L.P. Project, AMT, 4.20%, 12/15/25	1,750	1,759,135
County of Palm Beach Florida Health Facilities Authority, RB, Acts Retirement Life Community, 5.50%, 11/15/33	1,500	1,588,215
County of Palm Beach Florida Health Facilities Authority, Refunding RB, 7.50%, 6/01/49	1,000	1,105,910
Greater Orlando Aviation Authority Florida, Refunding RB, Special Purpose, JetBlue Airways Corp. Project, AMT, 5.00%, 11/15/36	2,000	1,902,920
Greeneway Improvement District, RB, Special Assessment Bonds, 5.13%, 5/01/43	1,475	1,502,391
Highland Meadows Community Development District Florida, Special Assessment Bonds, Series A, 5.50%, 5/01/36 (d)(e)	490	194,525
Jacksonville Economic Development Commission, RB, Gerdau Ameristeel U.S. Inc., AMT, 5.30%, 5/01/37	3,300	3,299,703
Lakewood Ranch Stewardship District, Refunding, Special Assessment Bonds, Lakewood Center & New Sector Projects, 8.00%, 5/01/40	515	656,579
Martin County Health Facilities Authority, RB, 5.50%, 11/15/42	1,000	1,064,700
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	1,450	1,743,001
Midtown Miami Community Development District, Refunding, Special Assessment Bonds, Series A:
5.00%, 5/01/29	1,750	1,801,537
5.00%, 5/01/37	900	910,062
Pine Island Community Development District, RB, 5.30%, 11/01/10 (d)(e)	1,355	759,613
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28 (d)(e)	457	192,100
Tolomato Community Development District, Refunding, CAB, Special Assessment Bonds:
6.61%, 5/01/39 (f)	40	29,290
6.61%, 5/01/40 (f)	90	53,694
6.65%, 5/01/40	140	142,421
Convertible Series A-4, 6.61%, 5/01/40 (f)	50	22,080

See Notes to Financial Statements.

16	ANNUAL REPORT	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
Tolomato Community Development District, Series A-1 (d)(e):
Series 1, 6.65%, 5/01/40	$5	$5,106
Series 2, 6.65%, 5/01/40	330	193,218
Series 3, 6.65%, 5/01/40	105	1
Viera East Community Development District, Refunding, Special Assessment Bonds, 5.00%, 5/01/26	640	629,869
Village Community Development District No. 9, Special Assessment Bonds:
7.00%, 5/01/41	1,560	1,909,502
5.50%, 5/01/42	560	603,882
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	1,855	1,859,025
Watergrass Community Development District, Special Assessment Bonds, Series A, 5.38%, 5/01/39	645	452,132
		33,405,235
Georgia — 0.3%
County of Clayton Georgia, Tax Allocation Bonds, Ellenwood Project, 7.50%, 7/01/33	240	250,416
County of Clayton Georgia Development Authority, Refunding RB, Delta Air Lines, Inc. Project, Series A, 8.75%, 6/01/29	635	791,039
County of Gainesville & Hall Georgia Development Authority, Refunding RB, Acts Retirement Life Community, Series A-2, 6.63%, 11/15/39	220	243,522
		1,284,977
Guam — 1.8%
Guam Government Waterworks Authority, RB, Water & Wastewater System:
5.25%, 7/01/33	910	967,685
5.50%, 7/01/43	1,520	1,636,158
Guam Government Waterworks Authority, Refunding RB, Water & Wastewater System, 6.00%, 7/01/25	735	749,597
Territory of Guam, GO, Series A:
6.00%, 11/15/19	100	108,976
6.75%, 11/15/29	1,650	1,785,316
7.00%, 11/15/39	2,660	2,889,585
		8,137,317
Idaho — 0.1%
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	265	265,413
Illinois — 7.3%
City of Chicago Illinois, GO, Series A:
5.25%, 1/01/35	4,500	4,652,550
Refunding, 5.00%, 1/01/36	3,000	3,075,270
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	7,300	7,402,638
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	3,040	3,189,750
Illinois Finance Authority, RB, Lake Forest College, Series A, 6.00%, 10/01/48	1,700	1,807,746
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/39	1,400	1,571,332
Friendship Village of Schaumburg, 7.13%, 2/15/39	1,000	1,047,850
Lutheran Home & Services Obligated Group, 5.63%, 5/15/42	2,805	2,840,820
Roosevelt University Project, 6.50%, 4/01/44	830	885,627
Swedish Covenant, Series A, 6.00%, 8/15/38	1,000	1,074,780

Municipal Bonds	Par (000)	Value
Illinois (concluded)
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 0.00%, 6/15/44 (c)	$3,455	$718,778
Quad Cities Regional EDA, Refunding RB, Augustana College, 4.75%, 10/01/32	675	690,221
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	390	463,948
State of Illinois, GO, Series A:
5.00%, 4/01/35	1,460	1,530,533
5.00%, 4/01/38	2,190	2,274,775
		33,226,618
Indiana — 1.7%
City of Carmel Indiana, RB, Barrington Carmel Project, Series A:
7.13%, 11/15/42	1,500	1,598,505
7.13%, 11/15/47	1,500	1,593,465
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	525	583,333
7.00%, 1/01/44	1,270	1,414,501
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT:
5.00%, 7/01/44	370	380,478
5.00%, 7/01/48	1,230	1,262,287
Indiana Finance Authority, Refunding RB, Marquette Project, 5.00%, 3/01/39	725	741,639
Indiana Health Facility Financing Authority, Refunding RB, Methodist Hospital, Inc., 5.38%, 9/15/22	185	185,263
		7,759,471
Iowa — 3.6%
Iowa Finance Authority, Refunding RB:
Development, Care Initiatives Project, Series A, 5.00%, 7/01/19	500	517,865
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.50%, 12/01/22	3,295	3,434,971
Sunrise Retirement Community Project, 5.50%, 9/01/37	890	853,937
Sunrise Retirement Community Project, 5.75%, 9/01/43	1,385	1,360,846
Iowa Student Loan Liquidity Corp., Refunding RB, AMT, Senior Series A-1, 5.00%, 12/01/21	3,900	4,129,671
Iowa Tobacco Settlement Authority, Refunding RB, Series C:
Asset-Backed, 5.50%, 6/01/42	2,000	1,665,840
Asset-Backed, 5.63%, 6/01/46	2,000	1,672,700
5.38%, 6/01/38	3,075	2,603,695
		16,239,525
Kentucky — 0.8%
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/24 (c)	250	169,013
Kentucky Public Transportation Infrastructure Authority, RB, 6.00%, 7/01/53	3,000	3,386,820
		3,555,833
Louisiana — 1.5%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-2, 6.50%, 11/01/35	1,630	1,871,696
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.75%, 5/01/41	645	704,166

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2014	17

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Louisiana (concluded)
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.25%, 5/15/35	$3,910	$4,142,958
		6,718,820
Maine — 0.3%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 7/01/41	1,075	1,178,361
Maryland — 1.2%
City of Gaithersburg Maryland, Refunding RB, Asbury Maryland Obligation, Series B, 6.00%, 1/01/23	750	841,117
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 7/01/43	1,910	2,087,229
County of Howard Maryland, Refunding RB, Vantage House Facility, Series A, 5.25%, 4/01/33	500	464,720
Maryland EDC, RB:
Term Project, Series B, 5.75%, 6/01/35	1,500	1,593,225
Transportation Facilities Project, Series A, 5.75%, 6/01/35	265	281,470
		5,267,761
Massachusetts — 1.7%
Massachusetts Development Finance Agency, RB:
Foxborough Regional Charter School, Series A, 7.00%, 7/01/42	350	392,459
Linden Ponds, Inc. Facility, Series A-1, 6.25%, 11/15/39	353	290,200
Linden Ponds, Inc. Facility, Series A-2, 5.50%, 11/15/46	19	13,287
Linden Ponds, Inc. Facility, Series B, 0.00%, 11/15/56 (c)	94	419
North Hill Communities Issue, Series A, 6.50%, 11/15/43	1,480	1,523,793
Massachusetts Development Finance Agency, Refunding RB:
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42	3,000	3,032,670
Eastern Nazarene College, 5.63%, 4/01/29	500	500,320
Seven Hills Foundation & Affiliates (Radian), 5.00%, 9/01/35	1,500	1,502,085
Tufts Medical Center, Series I, 6.75%, 1/01/36	510	598,210
		7,853,443
Michigan — 1.9%
City of Detroit Michigan, GO, Taxable Capital Improvement, Limited Tax (d)(e):
Series A-1, 5.00%, 4/01/16	350	98,000
Series A-2, 8.00%, 4/01/15	1,715	480,200
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A:
5.00%, 7/01/32	960	948,778
5.25%, 7/01/39	1,660	1,647,666
County of Monroe Michigan Hospital Finance Authority, Refunding RB, Mercy Memorial Hospital Corp. Obligation, 5.50%, 6/01/35	1,565	1,584,218
Kentwood EDC, Refunding RB, Limited Obligation, Holland Home, 5.63%, 11/15/41	1,000	1,012,770
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (b)	915	1,185,630
State of Michigan Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.75%, 11/15/39	1,710	1,849,057
		8,806,319

Municipal Bonds	Par (000)	Value
Minnesota — 0.1%
St. Paul Housing & Redevelopment Authority, RB, Nova Classical Academy, Series A, 6.63%, 9/01/42	$500	$541,290
Missouri — 0.7%
City of Kansas Missouri, Tax Allocation Bonds, Kansas City MainCor Project, Series A, 5.25%, 3/01/18 (g)	400	438,652
Kirkwood IDA Missouri, RB, Aberdeen Heights, Series A, 8.25%, 5/15/39	435	498,310
Poplar Bluff Regional Transportation Development District, RB, 4.75%, 12/01/42	2,200	2,212,056
		3,149,018
Nebraska — 0.2%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	780	808,525
Nevada — 0.3%
County of Clark Nevada, RB, Southwest Gas Corp. Project, Series A, AMT (NPFGC), 4.75%, 9/01/36	20	20,113
County of Clark Nevada, Refunding, Special Assessment, Special Improvement District No. 142, Mountain’s Edge:
4.00%, 8/01/22	845	848,456
4.00%, 8/01/23	530	523,778
		1,392,347
New Hampshire — 0.1%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	435	485,038
New Jersey — 5.1%
County of Gloucester New Jersey Pollution Control Financing Authority, Refunding RB, AMT, 5.00%, 12/01/24	1,500	1,650,930
New Jersey EDA, RB:
AMT, Series A, 10.50%, 6/01/32 (a)	1,660	1,245,813
Continental Airlines, Inc. Project, AMT, 5.13%, 9/15/23	1,965	2,026,701
Continental Airlines, Inc. Project, AMT, 5.25%, 9/15/29	840	869,333
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	3,000	3,491,250
Patterson Charter School for Science and Technology, Inc. Project, Series A:, 6.10%, 7/01/44	660	689,264
Private Activity Bond, The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	1,360	1,451,732
Team Academy Charter School Project, 6.00%, 10/01/43	970	1,022,690
New Jersey Health Care Facilities Financing Authority, Refunding RB, St. Joseph’s Healthcare System, 6.63%, 7/01/38	725	786,379
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A:
4.50%, 6/01/23	5,885	5,696,504
5.00%, 6/01/29	5,000	4,164,250
		23,094,846
New Mexico — 0.4%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 7/01/42	2,030	1,798,235

See Notes to Financial Statements.

18	ANNUAL REPORT	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 11.0%
Build NYC Resource Corp., RB, South Bronx Charter School for International Cultures and the Arts Project, Series A, 5.00%, 4/15/43	$2,750	$2,354,962
City of New York New York Industrial Development Agency, ARB, AMT:
American Airlines, Inc., JFK International Airport, 8.00%, 8/01/28 (h)	235	260,789
British Airways PLC Project, 7.63%, 12/01/32	1,500	1,507,815
City of New York New York Industrial Development Agency, RB:
JetBlue Airways Corp. Project, AMT, 5.13%, 5/15/30	1,750	1,749,860
Queens Baseball Stadium, PILOT (AMBAC), 5.00%, 1/01/46	2,000	2,021,540
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series CC, 5.00%, 6/15/47	8,535	9,306,393
County of Chautauqua New York Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	3,115	3,346,600
County of Westchester New York Local Development Corp., RB, Pace University, Series A, 5.50%, 5/01/42	2,000	2,150,840
Dutchess County Industrial Development Agency, Refunding RB, 5.00%, 8/01/46	5,000	4,936,800
New York Counties Tobacco Trust II, RB, 5.75%, 6/01/43	2,905	2,854,598
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at 1 Bryant Park Project, Class 3, 6.38%, 7/15/49	375	413,775
New York State Dormitory Authority, Refunding RB, 5.00%, 9/01/38	2,500	2,496,350
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	3,895	3,937,417
Onondaga Civic Development Corp., Refunding RB, St. Joseph’s Hospital Health Center Project, 5.00%, 7/01/42	1,220	1,210,911
Rensselaer Tobacco Asset Securitization Corp., RB, Asset-Backed, Series A, 5.75%, 6/01/43	2,500	2,499,925
Rockland Tobacco Asset Securitization Corp., RB, Asset-Backed, 5.75%, 8/15/43	690	687,530
TSASC Inc., Refunding RB, 5.00%, 6/01/26	5,000	4,783,300
Westchester County Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	3,407	3,615,679
		50,135,084
North Carolina — 1.2%
City of Charlotte North Carolina, Refunding RB, Charlotte-Douglas International Airport, Special Facilities Revenue, US Airways, Inc. Project, AMT, 5.60%, 7/01/27	1,180	1,185,806
North Carolina Medical Care Commission, Refunding RB:
1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	3,055	3,399,879
Carolina Village Project, 6.00%, 4/01/38	1,000	1,029,610
		5,615,295
North Dakota — 0.3%
City of Williston North Dakota, RB, Eagle Crest Apartments LLC Project, 7.75%, 9/01/38	1,345	1,392,909
Ohio — 0.8%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed Bonds, Series A-2, 5.75%, 6/01/34	4,460	3,679,009

Municipal Bonds	Par (000)	Value
Oklahoma — 0.2%
Oklahoma Development Finance Authority, Refunding RB, Inverness Village Community, 6.00%, 1/01/32	$695	$718,283
Oregon — 0.6%
City of Forest Grove Oregon, Refunding RB, Pacific University Project, Series A:
4.50%, 5/01/29	1,000	1,056,040
5.00%, 5/01/40	1,570	1,656,256
		2,712,296
Pennsylvania — 5.1%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/35	1,185	1,226,854
5.00%, 5/01/42	2,730	2,802,809
City of Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Series A, 5.63%, 7/01/36	3,000	3,051,180
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran, 6.38%, 1/01/39	2,680	2,903,164
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, Brethren Village Project, Series A, 6.50%, 7/01/40	835	869,051
County of Lehigh Pennsylvania General Purpose Authority, Refunding RB, Bible Fellowship Church Homes, 5.13%, 7/01/32	2,095	2,076,166
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 7/01/32	1,345	1,440,401
East Hempfield Township Industrial Development Authority, RB:
5.00%, 7/01/34	1,000	1,035,030
5.00%, 7/01/46	1,750	1,780,327
Pennsylvania Economic Development Financing Authority, RB:
National Gypsum Co., Series B, AMT, 6.13%, 11/01/27	2,200	2,200,528
US Airways Group, Series A, 7.50%, 5/01/20	1,200	1,396,248
Township of East Hempfield IDA, RB, Student Services, Inc., Student Housing Project at Millersville University of Pennsylvania, 5.00%, 7/01/45	2,600	2,641,444
		23,423,202
Puerto Rico — 0.8%
Commonwealth of Puerto Rico, GO, Refunding Series A, 8.00%, 7/01/35	4,000	3,520,040
South Carolina — 0.8%
South Carolina State Public Service Authority, RB, Series A, 5.50%, 12/01/54 (i)	3,315	3,641,793
Texas — 7.8%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30 (d)(e)	750	54,375
Central Texas Regional Mobility Authority, Refunding RB:
CAB, 0.00%, 1/01/28 (c)	3,000	1,591,590
CAB, 0.00%, 1/01/29 (c)	500	250,600
CAB, 0.00%, 1/01/30 (c)	1,330	630,806
CAB, 0.00%, 1/01/31 (c)	4,000	1,787,760
Senior Lien, 5.75%, 1/01/25	250	275,947
Senior Lien, 6.25%, 1/01/46	765	858,514
Sub-Lien, 5.00%, 1/01/42	265	271,641
City of Houston Texas Airport System, RB, Special Facilities, Continental Airlines, Inc., AMT, Series A, 6.63%, 7/15/38	1,110	1,236,817
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	120	135,390

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2014	19

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (continued)
City of Houston Texas Airport System, Refunding RB, United Airlines, Inc. Terminal E Project, AMT:
4.75%, 7/01/24	$1,250	$1,281,025
5.00%, 7/01/29	1,000	1,014,150
Clifton Higher Education Finance Corp., ERB, Idea Public Schools:
5.50%, 8/15/31	255	275,543
5.75%, 8/15/41	280	304,136
5.00%, 8/15/42	1,310	1,364,954
Clifton Higher Education Finance Corp., Refunding RB, Uplift Education, Series A, 4.40%, 12/01/47	590	548,110
County of Bexar Texas Health Facilities Development Corp., RB, Army Retirement Residence Project, 6.20%, 7/01/45	1,320	1,440,516
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding, MRB, Brazos Presbyterian Homes, Inc. Project, Series A:
5.00%, 1/01/38	510	478,507
5.00%, 1/01/43	520	478,598
5.13%, 1/01/48	1,535	1,401,578
County of Harris Texas Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series G (NPFGC), 0.00%, 11/15/41 (c)	350	70,235
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	290	331,557
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Series A:
CC Young Memorial Home, 8.00%, 2/15/38	330	365,891
Senior Living Center Project, 8.25%, 11/15/44	800	697,360
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Northwest Senior Housing, Edgemere Project, Series A, 6.00%, 11/15/36	1,500	1,542,225
County of Travis Texas Health Facilities Development Corp., Refunding RB, 7.13%, 1/01/46	1,920	2,039,654
Danbury Higher Education Authority, Inc., RB, A.W. Brown Fellowship Charter, Series A (ACA), 5.00%, 8/15/16 (b)	355	389,382
Decatur Hospital Authority, Refunding RB:
5.00%, 9/01/34	195	196,689
5.25%, 9/01/44	635	642,944
Houston Higher Education Finance Corp., RB, Cosmos Foundation, Inc., Series A, 6.50%, 5/15/31	1,000	1,171,860
New Hope Cultural Education Facilities Corp., RB, Stephenville LLC Tarleton State University Project:
5.88%, 4/01/36	890	988,541
6.00%, 4/01/45	1,355	1,506,814
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/37 (c)	725	213,063
North Texas Tollway Authority, Refunding RB, 2nd Tier System, Series F, 6.13%, 1/01/31	1,150	1,223,416
Red River Health Facilities Development Corp., First MRB, Project:
Eden Home, Inc., 7.25%, 12/15/42	1,330	1,354,259
Wichita Falls Retirement Foundation, 5.13%, 1/01/41	600	564,624
State of Texas Turnpike Authority, RB, CAB (AMBAC), 0.00%, 8/15/30 (c)	5,200	1,991,132
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	1,000	1,188,540

Municipal Bonds	Par (000)	Value
Texas (concluded)
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien (concluded):
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	$1,740	$2,037,192
Town of Flower Mound Texas, Special Assessment Bonds, 6.50%, 9/01/36	1,500	1,513,365
		35,709,300
Utah — 0.7%
State of Utah Charter School Finance Authority, RB, Navigator Pointe Academy, Series A, 5.63%, 7/15/40	1,000	1,033,800
State of Utah Charter School Finance Authority, Refunding RB, 6.75%, 10/15/43	2,050	2,155,739
		3,189,539
Virginia — 4.4%
County of Fairfax Virginia EDA, Refunding RB:
Goodwin House, Inc., 5.13%, 10/01/37	1,800	1,856,646
Goodwin House, Inc., 5.13%, 10/01/42	1,185	1,216,474
Vinson Hall LLC, Series A, 5.00%, 12/01/42	970	980,127
Vinson Hall LLC, Series A, 5.00%, 12/01/47	1,265	1,274,892
County of Hanover Virginia EDA, Refunding RB, Covenant Woods, Series A:
5.00%, 7/01/42	2,000	1,910,140
Residential Care Facility, 5.00%, 7/01/47	1,015	961,164
County of York Virginia EDA, Refunding RB, Series A, 1.88%, 5/01/33 (h)	2,945	2,963,877
Mosaic District Community Development Authority, Special Assessment, Series A:
6.63%, 3/01/26	515	586,631
6.88%, 3/01/36	450	516,254
Virginia Small Business Financing Authority, RB, Senior Lien, AMT:
Elizabeth River Crossings OpCo LLC Project, 6.00%, 1/01/37	4,095	4,509,742
Express Lanes LLC, 5.00%, 7/01/34	3,300	3,404,082
		20,180,029
Washington — 0.3%
County of King Washington Public Hospital District No. 4, GO, Refunding, Snoqualmie Valley Hospital, 7.00%, 12/01/40	545	579,896
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 9/01/42	1,005	1,014,457
		1,594,353
Wisconsin — 1.6%
Public Finance Authority, RB:
5.38%, 7/01/34	1,000	1,005,380
5.63%, 7/01/44	2,000	2,012,920
Series A, 5.75%, 11/15/44 (i)	380	380,410
Series A, 6.00%, 11/15/49 (i)	235	237,881
Public Finance Authority, Refunding RB, Senior Obligated Group, Series B, AMT, 5.00%, 7/01/42	1,500	1,509,825
Wisconsin Health & Educational Facilities Authority, Refunding RB:
5.50%, 5/01/34	875	885,535
5.75%, 5/01/39	1,065	1,077,269
St. Johns Communities, Inc., Series A, 7.25%, 9/15/29	75	84,827
St. Johns Communities, Inc., Series A, 7.63%, 9/15/39	145	167,681
		7,361,728
Total Municipal Bonds — 86.9%		396,274,127

See Notes to Financial Statements.

20	ANNUAL REPORT	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock High Yield Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (j)	Par (000)	Value
California — 0.5%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	$480	$543,450
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	1,679	1,836,255
		2,379,705
Colorado — 1.3%
Colorado Health Facilities Authority, Refunding RB, Sisters of Leavenworth Health System, Series A, 5.00%, 1/01/40	5,595	5,902,837
District of Columbia — 0.3%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/35 (k)	940	1,078,019
Florida — 0.8%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	3,500	3,791,816
Illinois — 1.4%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A (NPFGC), 5.00%, 1/01/33 (k)	3,495	3,641,511
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 8/15/41	2,480	2,829,258
		6,470,769
New York — 4.6%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series EE, 5.50%, 6/15/43	3,795	4,380,568
Series HH, 5.00%, 6/15/31 (k)	3,015	3,375,257
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (k)	1,720	1,960,709
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	7,725	8,541,455
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (k)	2,520	2,835,076
		21,093,065

Municipal Bonds Transferred to Tender Option Bond Trusts (j)	Par (000)	Value
Ohio — 0.5%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	$2,010	$2,237,745
South Carolina — 0.3%
State of South Carolina Housing Finance & Development Authority, Refunding RB, S/F Housing, Series B-1, 5.55%, 7/01/39	1,099	1,128,313
Virginia — 0.6%
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,501	2,683,660
Washington — 0.7%
City of Bellingham Washington, RB, Water & Sewer, 5.00%, 8/01/40	2,999	3,276,687
Wisconsin — 0.5%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health Inc., Obligated Group, Series C, 5.25%, 4/01/39 (k)	2,179	2,333,010
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 11.5%		52,375,626
Total Long-Term Investments (Cost — $430,077,667) — 98.4%		448,649,753

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (l)(m)	34,830,577	34,830,577
Total Short-Term Securities (Cost — $34,830,577) — 7.6%		34,830,577
Total Investments (Cost — $464,908,244) — 106.0%		483,480,330
Other Assets Less Liabilities — 0.4%		1,529,172
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (6.4%)		(28,985,136)
Net Assets — 100.0%		$456,024,366

Notes to Schedule of Investments

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Non-income producing security.
(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(g)	Security is collateralized by municipal or U.S. Treasury obligations.
(h)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(i)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Barclays Capital, Inc.	$3,641,793	$48,067
Pershing LLC	$618,291	$1,057

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2014	21

Schedule of Investments (concluded)	BlackRock High Yield Municipal Fund

(j)
Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(k)
All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from January 1, 2015 to November 15, 2019 is $8,633,909.

(l)
Investments in issuers considered to be an affiliate of the Fund during the year ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2013	Net Activity	Shares Held at June 30, 2014	Income
FFI Institutional Tax-Exempt Fund	2,816,084	32,014,493	34,830,577	$5,108

(m)	Represents the current yield as of report date.
•	Financial futures contracts outstanding as of June 30, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
(474)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$59,331,469	$243,743

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$448,649,753	—	$448,649,753
Short-Term Securities	$34,830,577	—	—	34,830,577
Total	$34,830,577	$448,649,753	—	$483,480,330
[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$243,743	—	—	$243,743
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$648,000	—	—	$648,000
Liabilities:
Bank overdraft		$(30,221)		$(30,221)
TOB trust certificates	—	(28,975,775)	—	(28,975,775)
Total	$648,000	$(29,005,996)	—	$(28,357,996)

There were no transfers between levels during the year ended June 30, 2014.

See Notes to Financial Statements.

22	ANNUAL REPORT	JUNE 30, 2014

Schedule of Investments June 30, 2014	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.9%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$15,955	$18,402,337
Courtland IDB Alabama, Refunding RB, International Paper Co., Series B, AMT, 6.25%, 8/01/25	750	750,585
Prattville IDB Alabama, RB, Recovery Zone Facility, Series C, 6.25%, 11/01/33	3,380	3,830,419
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	15,945	18,377,888
		41,361,229
Alaska — 0.2%
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC):
6.00%, 9/01/28	2,000	2,405,140
6.00%, 9/01/32	5,250	6,182,085
		8,587,225
Arizona — 3.0%
City of Phoenix & County of Maricopa Arizona IDA, Refunding RB, S/F Housing, Series A-2, AMT (Fannie Mae), 5.80%, 7/01/40	250	254,323
City of Phoenix Arizona IDA, RB:
Candeo School, Inc. Project, 6.88%, 7/01/44	3,440	3,736,081
Legacy Traditional Schools Project, Series A, 6.75%, 7/01/44 (a)	3,500	3,820,495
Series A, 6.50%, 7/01/34 (a)	2,000	2,158,680
County of Maricopa Arizona IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	2,100	1,941,828
County of Pinal Arizona, RB, Electric District No. 4, 6.00%, 12/01/38	1,200	1,276,800
County of Pinal Arizona IDA, RB, San Manuel Facility Project, AMT, 6.25%, 6/01/26	500	493,205
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/37	98,935	103,744,230
Salt River Project Agricultural Improvement & Power District, Refunding RB, Series A, 5.00%, 1/01/35	13,700	14,405,687
Vistancia Community Facilities District Arizona, GO:
6.75%, 7/15/22	2,760	2,767,783
5.75%, 7/15/24	2,125	2,171,729
		136,770,841
California — 20.3%
ABAG Finance Authority for Nonprofit Corps., Refunding RB, Sharp Healthcare, Series B, 6.25%, 8/01/39	11,525	13,344,106
Anaheim Public Financing Authority, RB, 2nd Lien (BHAC), 5.00%, 10/01/34	10,995	11,110,667
Bay Area Toll Authority, RB, San Francisco Bay Area Toll Bridge (b):
Series A-1, 0.95%, 4/01/45	75,000	74,677,500
Series C-1, 0.95%, 4/01/45	9,350	9,309,795
California Health Facilities Financing Authority, RB:
Catholic Healthcare West, Series J, 5.63%, 7/01/32	10,000	10,234,400
Sutter Health, Series A, 5.25%, 11/15/46	10,500	11,124,960
Sutter Health, Series B, 6.00%, 8/15/42	21,340	25,583,459
California Health Facilities Financing Authority, Refunding RB:
Catholic Healthcare West, Series A, 6.00%, 7/01/34	5,100	5,175,021
Catholic Healthcare West, Series A, 6.00%, 7/01/39	26,655	29,663,017

Municipal Bonds	Par (000)	Value
California (continued)
California Health Facilities Financing Authority, RB (concluded):
Stanford Hospital, Series A-3, 5.50%, 11/15/40	$10,645	$12,151,587
California State Public Works Board, LRB:
Series A, 5.00%, 9/01/39	10,000	11,057,200
Various Capital Projects, Sub-Series A-1, 6.00%, 3/01/35	14,125	16,837,847
Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	11,680	13,980,843
California Statewide Communities Development Authority, RB, Series A:
Kaiser Permanente, 5.00%, 4/01/42	60,000	64,834,200
Sutter Health, 6.00%, 8/15/42	10,190	12,216,281
California Statewide Communities Development Authority, Refunding RB, Catholic Healthcare West:
Series B, 5.50%, 7/01/30	2,915	3,194,811
Series E, 5.50%, 7/01/31	1,920	2,101,958
California Statewide Financing Authority, RB, Tobacco Settlement, Series B, 6.00%, 5/01/43	5,970	5,908,808
City & County of San Francisco California Airports Commission, ARB, Series E, 6.00%, 5/01/39	24,300	28,665,252
City & County of San Francisco California Airports Commission, Refunding ARB, AMT:
2nd Series 34E (AGM), 5.75%, 5/01/21	8,220	9,399,488
2nd Series 34E (AGM), 5.75%, 5/01/23	17,000	19,358,070
2nd Series A, 5.25%, 5/01/33	2,475	2,769,698
City of Chula Vista California, Refunding RB, San Diego Gas & Electric, Series A, 5.88%, 2/15/34	5,850	6,707,961
City of Los Angeles California Department of Water & Power, RB, Power System, Sub-Series A-1 (AGM), 5.00%, 7/01/35	40,000	41,586,800
City of Los Angeles California Department of Water & Power, Refunding RB, Series A, 5.25%, 7/01/39	40,000	44,482,000
City of Los Angeles California Municipal Improvement Corp., RB, Real Property, Series E:
6.00%, 9/01/34	4,890	5,729,564
6.00%, 9/01/39	9,450	11,022,480
City of San Jose California, Refunding ARB, AMT:
Series A (AMBAC), 5.50%, 3/01/32	6,520	7,129,816
Series A-1, 5.75%, 3/01/34	7,010	7,865,991
Series A-1, 6.25%, 3/01/34	5,250	6,085,485
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	1,510	1,792,295
6.50%, 5/01/42	5,130	6,078,742
City of San Juan California Water District, COP, Series A, 6.00%, 2/01/39	10,000	11,588,700
County of Alameda & City of Oakland California, GO, Election of 2012, 6.63%, 8/01/38	3,750	4,464,113
County of Orange California Sanitation District, COP:
Series A, 5.00%, 2/01/35	10,000	11,248,900
Series B (AGM), 5.00%, 2/01/37	25,000	27,177,750
County of Orange California Water District, COP, Refunding:
5.00%, 8/15/39	15,000	16,825,800
5.00%, 8/15/41	7,110	7,914,283
County of Sacramento California, RB, Subordinated & Passenger Facility Charges/Grant, Series C:
6.00%, 7/01/39	16,945	19,455,571
6.00%, 7/01/41	13,280	15,247,565

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2014	23

Schedule of Investments (continued)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (concluded)
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	$4,500	$4,982,625
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax Measure K, Series A:
6.00%, 3/01/36	12,830	15,455,146
5.50%, 3/01/41	26,390	29,754,725
Cucamonga Valley Water District, Refunding RB, Series A (AGM), 5.38%, 9/01/35	26,315	30,948,545
Gilroy Public Facilities Financing Authority, Refunding LRB, 6.00%, 11/01/33	6,535	7,930,745
Grossmont Healthcare District, GO, Election of 2006, Series B, 6.13%, 7/15/40	3,500	4,122,090
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39	185	213,052
Metropolitan Water District of Southern California, RB, Series A:
5.00%, 7/01/37	10,000	10,959,100
5.00%, 1/01/39	10,000	11,167,600
Metropolitan Water District of Southern California, Refunding RB, Series B, 5.00%, 7/01/35	13,170	14,042,381
Modesto Irrigation District, COP, Capital Improvements, Series A, 6.00%, 10/01/39	11,755	13,462,884
Port of Oakland California, Refunding RB, Senior Lien, Series P, AMT:
5.00%, 5/01/27	12,480	13,964,496
5.00%, 5/01/31	12,750	13,804,807
State of California, GO, Various Purposes:
6.50%, 4/01/33	35,000	42,674,100
6.00%, 4/01/38	34,275	40,374,922
State of California Public Works Board, LRB, Various Capital Projects, Sub-Series I-1, 6.13%, 11/01/29	10,000	12,029,800
Tuolumne Wind Project Authority, RB, Tuolumne Co. Project, Series A, 5.88%, 1/01/29	19,355	22,954,449
University of California, RB, Series O, 5.75%, 5/15/34	1,450	1,688,598
		935,632,849
Colorado — 0.1%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	4,385	5,028,104
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	1,580	1,793,695
		6,821,799
Connecticut — 1.1%
State of Connecticut Health & Educational Facility Authority, Refunding RB, Series B, 0.65%, 7/01/49 (b)	50,000	50,010,000
Delaware — 0.8%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	31,500	34,877,430
District of Columbia — 1.2%
District of Columbia, RB, Series A, 5.50%, 12/01/30	20,530	24,142,048
District of Columbia Water & Sewer Authority, Refunding RB, Series A:
6.00%, 10/01/35	12,630	14,487,621
5.50%, 10/01/39	7,475	8,411,094

Municipal Bonds	Par (000)	Value
District of Columbia (concluded)
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A, 5.25%, 10/01/44	$5,765	$6,207,637
		53,248,400
Florida — 5.2%
Anthem Park Community Development District, Special Assessment Bonds, 5.80%, 5/01/36 (c)(d)	1,240	1,179,550
City of St. Augustine Florida, RB, 5.75%, 10/01/41	1,000	1,131,330
County of Escambia Florida, RB, International Paper Co. Projects, Series B, 6.25%, 11/01/33	7,500	8,499,450
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	4,990	5,796,434
County of Hillsborough Florida IDA, RB, National Gypsum Co., AMT:
Series A, 7.13%, 4/01/30	6,000	6,018,900
Series B, 7.13%, 4/01/30	7,750	7,757,673
County of Miami-Dade Florida, GO, Building Better Communities Program:
Series B, 6.38%, 7/01/28	9,300	10,889,091
Series B-1, 5.75%, 7/01/33	2,400	2,723,808
Series B-1, 6.00%, 7/01/38	30,000	34,333,200
County of Miami-Dade Florida, RB, Seaport:
Series A, 6.00%, 10/01/38	6,175	7,121,813
Series A, 5.50%, 10/01/42	5,375	5,971,088
Series B, AMT, 6.25%, 10/01/38	5,000	5,879,450
County of Miami-Dade Florida, Refunding ARB, Miami International Airport, Series A, AMT (AGC):
5.50%, 10/01/26	7,000	7,994,980
5.50%, 10/01/27	5,495	6,211,658
County of Miami-Dade Florida, Refunding RB, Water & Sewer Systems, Series C, 6.00%, 10/01/23	25,000	29,633,000
Florida Housing Finance Corp., Refunding RB, S/F Housing, Homeowner Mortgage, Series 1 (Ginnie Mae) AMT, 6.00%, 7/01/39	1,720	1,787,114
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT, 5.13%, 6/01/27	10,000	11,198,800
Harbor Bay Community Development District Florida, Special Assessment Bonds, Series A, 7.00%, 5/01/33	900	902,799
Highland Meadows Community Development District Florida, Special Assessment Bonds, Series A, 5.50%, 5/01/36 (c)(d)	1,090	432,719
Jacksonville Electric Authority Florida, RB, Sub-Series A, 5.63%, 10/01/32	10,525	11,802,314
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	14,350	17,249,705
State of Florida, GO, Board of Education, Series A:
5.38%, 6/01/33	3,950	4,501,420
5.50%, 6/01/38	4,790	5,473,341
State of Florida, RB, Board of Education Lottery Revenue, Series A, 5.75%, 7/01/28	3,890	4,569,972
State of Florida Turnpike Authority, RB, Series B, 5.00%, 7/01/40	35,720	40,707,226
Sterling Hill Community Development District, Refunding RB, Special Assessment Bonds, Series B, 5.50%, 11/01/10 (c)(d)	160	102,448
Watergrass Community Development District Florida, Special Assessment Bonds, Series B:
5.13%, 11/01/14	900	857,394
6.96%, 11/01/17	385	362,843
		241,089,520

See Notes to Financial Statements.

24	ANNUAL REPORT	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Georgia — 1.9%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series C, 6.00%, 1/01/30	$30,000	$35,456,100
County of DeKalb Georgia Hospital Authority, Refunding RB, DeKalb Medical Center, Inc. Project, 6.13%, 9/01/40	2,000	2,103,400
County of Fulton Georgia Residential Care Facilities for the Elderly Authority, Refunding RB, Canterbury Court Project, Series A, 6.00%, 2/15/22	2,250	2,252,205
County of Richmond Georgia Development Authority, RB, Recovery Zone Facility, International Paper Co., Series B, 6.25%, 11/01/33	3,625	4,108,068
County of Rockdale Georgia Development Authority, RB, Visy Paper Project, Series A, AMT, 6.13%, 1/01/34	5,000	5,112,500
Municipal Electric Authority of Georgia, Refunding RB:
Project One, Sub-Series D, 6.00%, 1/01/23	10,000	11,827,200
Series EE (AMBAC), 7.00%, 1/01/25	20,000	27,269,800
		88,129,273
Idaho — 1.2%
State of Idaho, GO, 2.00%, 6/30/15	53,000	53,995,340
Illinois — 6.7%
Bolingbrook Special Service Area No. 1, Special Tax Bonds, Forest City Project, 5.90%, 3/01/27	1,000	972,810
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series B-2, AMT (Syncora), 6.00%, 1/01/29	40,905	41,081,300
Series B-2, AMT (NPFGC), 6.00%, 1/01/27	2,125	2,134,477
Series C, 6.50%, 1/01/41	24,570	29,184,492
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, Senior Lien, Series C, AMT, 5.50%, 1/01/34	5,380	5,912,082
City of Chicago Illinois Transit Authority, RB:
5.00%, 12/01/44 (e)	8,000	8,640,560
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 6/01/26	15,000	16,725,900
City of Chicago Illinois Wastewater Transmission, RB, Series A (BHAC), 5.50%, 1/01/38	3,000	3,315,960
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien (AGM), 5.25%, 11/01/33	5,000	5,315,850
City of Chicago Illinois, Midway Airport, Refunding ARB, 2nd Lien, Series A, AMT, 5.00%, 1/01/41	10,000	10,501,500
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/38	7,020	8,154,292
Carle Foundation, Series A, 6.00%, 8/15/41	6,500	7,389,265
Carle Foundation, Series A (AGM), 6.00%, 8/15/41	3,675	4,192,550
Community Rehabilitation Providers Facilities, Series A, 6.50%, 7/01/22	735	736,360
DePaul University, Series A, 6.13%, 10/01/40	11,735	13,505,929
Memorial Health System, Series A, 5.25%, 7/01/44	8,370	8,919,825
Rush University Medical Center, Series B, 7.25%, 11/01/30	5,280	6,333,202
Rush University Medical Center, Series C, 6.38%, 11/01/29	2,860	3,270,610
University of Chicago, Series B, 6.25%, 7/01/38	25,035	28,920,432
Illinois Finance Authority, Refunding RB:
Central Dupage Health, Series B, 5.50%, 11/01/39	4,205	4,719,608

Municipal Bonds	Par (000)	Value
Illinois (concluded)
Illinois Finance Authority, Refunding RB (concluded):
Northwestern Memorial Hospital, Series A, 6.00%, 8/15/39	$29,905	$34,675,446
Northwestern Memorial Hospital, Series B, 6.00%, 8/15/14 (f)	1,200	1,208,712
OSF Healthcare System, Series A, 7.00%, 11/17/14 (f)	3,335	3,421,276
OSF Healthcare System, Series A, 7.13%, 11/17/14 (f)	1,970	2,021,909
OSF Healthcare System, Series A, 6.00%, 5/15/39	11,420	12,827,058
Roosevelt University Project, 6.50%, 4/01/39	8,000	8,562,800
Rush University Medical Center Obligation Group, Series A, 7.25%, 11/01/30	6,900	8,276,343
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	13,865	16,493,943
University of Illinois, RB, Series A, 5.75%, 4/01/38	275	312,565
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	10,000	10,013,000
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,215	1,217,078
		308,957,134
Indiana — 4.0%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	3,870	4,299,996
7.00%, 1/01/44	7,330	8,164,007
Indiana Finance Authority, RB, CWA Authority Project, 1st Lien, Series A, 5.25%, 10/01/38	17,500	19,481,350
Indiana Finance Authority, Refunding RB:
Duke Energy Indiana Project, Series B, 6.00%, 8/01/39	11,000	12,357,840
Parkview Health System, Series A, 5.75%, 5/01/31	1,570	1,749,467
Trinity Health, Series A, 5.63%, 12/01/38	12,000	13,677,600
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	19,620	22,090,746
Indianapolis Local Public Improvement Bond Bank, RB, Pilot Infrastructure Project, Series F, 5.00%, 1/01/35	23,550	25,797,612
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	12,800	14,266,624
(AGC), 5.50%, 1/01/38	56,025	62,207,359
		184,092,601
Iowa — 1.8%
Iowa Finance Authority, RB, Iowa Healthcare Facilities:
Genesis Health System, 5.50%, 7/01/33	17,250	19,623,255
Series A (AGC), 5.63%, 8/15/37	5,600	6,337,576
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.50%, 12/01/22	35,000	36,486,800
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.40%, 12/01/24	11,735	12,409,645
5.50%, 12/01/25	7,775	8,344,985
		83,202,261

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2014	25

Schedule of Investments (continued)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Kansas — 0.0%
Counties of Sedgwick & Shawnee Kansas, RB, AMT (Ginnie Mae), 6.95%, 6/01/29	$320	$337,869
Louisiana — 1.8%
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring, Series A-2 (AGC), 6.00%, 1/01/23	1,370	1,574,267
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project:
6.75%, 11/01/32	7,080	7,890,306
Series A, 6.50%, 8/01/29	11,195	12,829,694
Series A-1, 6.50%, 11/01/35	17,185	19,733,192
State of Louisiana Gasoline & Fuels Tax, Refunding RB, 2nd Lien, Series B (b):
0.58%, 5/01/43	32,000	31,990,720
0.66%, 5/01/43	10,000	10,014,400
		84,032,579
Maine — 0.4%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center:
7.50%, 7/01/32	12,365	14,330,788
6.95%, 7/01/41	2,205	2,444,882
		16,775,670
Maryland — 0.9%
Maryland Health & Higher Educational Facilities Authority, RB, University of Maryland Medical System, Series B (NPFGC), 7.00%, 7/01/22	3,785	4,612,287
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	11,000	12,074,920
State of Maryland, GO, Series A, 4.15%, 3/01/16 (f)	21,880	23,295,636
		39,982,843
Massachusetts — 1.2%
Massachusetts Development Finance Agency, RB, Foxborough Regional Charter School, Series A, 7.00%, 7/01/42	1,375	1,541,801
Massachusetts Health & Educational Facilities Authority, RB, Series N, 5.00%, 7/01/38	31,000	34,522,840
Massachusetts HFA, RB, M/F Housing, Series B, 7.00%, 12/01/38	4,585	5,064,637
Massachusetts School Building Authority, RB, Series A (AGM), 5.00%, 8/15/15 (f)	10,000	10,544,100
Massachusetts Water Resources Authority, Refunding RB, Series C, 5.25%, 8/01/42	5,000	5,618,150
		57,291,528
Michigan — 1.4%
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	6,485	7,511,057
Michigan State Building Authority, Refunding RB, Facilities Program, Series I:
6.00%, 10/15/38	12,455	14,255,993
6.25%, 10/15/38	7,500	8,706,975
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital,
Series V, 8.25%, 9/01/18 (f)	18,130	23,492,310
Series W, 6.00%, 8/01/39	5,145	5,744,444
State of Michigan HDA, RB, S/F Housing, Series C, AMT, 5.50%, 12/01/28	1,435	1,515,719

Municipal Bonds	Par (000)	Value
Michigan (concluded)
State of Michigan Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.75%, 11/15/39	$4,285	$4,633,456
		65,859,954
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services:
Series A, 6.75%, 11/15/32	5,940	7,008,903
Series B (AGC), 6.50%, 11/15/38	17,905	21,007,220
County of Ramsey Minnesota Housing & Redevelopment Authority, RB, Hanover Townhouses Project, M/F Housing, AMT, 6.00%, 7/01/31	1,110	1,111,432
		29,127,555
Mississippi — 0.0%
County of Warren Mississippi, RB, International Paper Co. Project, Series A, 6.50%, 9/01/32	1,500	1,673,700
Missouri — 0.0%
City of St. Louis Missouri, RB, Lambert-St. Louis International Airport, Series A-1, 6.25%, 7/01/29	1,175	1,337,714
Nebraska — 0.2%
Omaha Public Power District, RB, Series A, 5.00%, 2/01/43	10,000	10,665,300
Nevada — 2.5%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	12,925	14,946,341
County of Clark Nevada Airport System, ARB, Series B, 5.75%, 7/01/42	51,700	60,015,945
County of Clark Nevada Water Reclamation District, GO, Series B:
5.75%, 7/01/34	3,125	3,647,906
5.75%, 7/01/38	32,685	38,103,846
		116,714,038
New Hampshire — 0.4%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	15,590	17,383,318
New Jersey — 6.2%
County of Cape May New Jersey Industrial Pollution Control Financing Authority, Refunding RB, Atlantic City Electric Co., Series A (NPFGC), 6.80%, 3/01/21	5,000	6,151,500
County of Monmouth New Jersey Improvement Authority, RB, Brookdale Community College Project, 6.00%, 8/01/38	3,600	4,178,880
New Jersey EDA, RB, Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	26,500	26,785,405
New Jersey EDA, Refunding RB, New Jersey American Water Co., Inc. Project, Series B, AMT, 5.60%, 11/01/34	8,280	9,116,032
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B (f):
7.13%, 6/01/19	2,870	3,664,904
7.50%, 6/01/19	9,200	11,912,068
New Jersey Health Care Facilities Financing Authority, Refunding RB, AHS Hospital Corp.:
6.00%, 7/01/37	1,200	1,394,592
6.00%, 7/01/41	30,685	35,723,477

See Notes to Financial Statements.

26	ANNUAL REPORT	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.75%, 12/01/27	$500	$564,055
5.75%, 12/01/28	450	506,565
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA:
6.38%, 10/01/28	835	869,861
6.50%, 10/01/38	1,275	1,313,008
New Jersey State Turnpike Authority, Refunding RB (b):
Series D, 0.58%, 1/01/22	17,000	17,055,080
Series D, 0.67%, 1/01/23	17,000	17,029,750
Series D, 0.73%, 1/01/24	15,000	15,058,650
Series E, 0.58%, 1/01/22	12,000	12,038,880
Series E, 0.67%, 1/01/23	10,000	10,017,900
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.13%, 6/15/28	5,000	5,553,250
Series A, 5.13%, 6/15/29	12,875	14,223,914
Series A, 5.88%, 12/15/38	14,255	16,524,538
Series AA, 5.25%, 6/15/33	10,000	11,132,200
Series AA, 5.50%, 6/15/39	34,760	39,014,276
Series B, 5.25%, 6/15/36	25,000	27,357,750
		287,186,535
New Mexico — 0.0%
County of Santa Fe New Mexico, RB, (AGM), 6.00%, 2/01/27	250	302,667
New Mexico Mortgage Finance Authority, RB, S/F Mortgage Program, Series D, AMT (Fannie Mae), 6.15%, 7/01/35	760	775,322
		1,077,989
New York — 6.7%
City of New York New York, GO:
0.63%, 8/01/27 (b)	39,000	38,987,520
Series E-1, 6.25%, 10/15/28	10,100	11,970,722
City of New York New York Housing Development Corp., RB, M/F Housing, Series M:
6.50%, 11/01/28	4,300	4,802,025
6.88%, 11/01/38	7,785	8,550,344
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series EE, 5.38%, 6/15/43	3,625	4,164,726
Long Island Power Authority, Refunding RB, Electric System, Series A, 6.00%, 5/01/33	49,450	57,491,559
Metropolitan Transportation Authority, RB:
Series A-1, 5.25%, 11/15/39	12,115	13,519,492
Series C, 6.50%, 11/15/28	21,870	26,111,905
Series D, 5.25%, 11/15/41	12,700	13,951,204
Metropolitan Transportation Authority, Refunding RB, Sub-Series B (AGM), 0.71%, 11/01/32 (b)	20,000	20,023,000
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	5,000	5,054,450
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 152nd Series, AMT, 5.75%, 11/01/30	4,695	5,322,158
Sales Tax Asset Receivable Corp., Refunding RB, Series A (AMBAC):
5.25%, 10/15/27	13,935	14,131,344
5.00%, 10/15/32	20,000	20,255,400
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	19,270	22,266,292

Municipal Bonds	Par (000)	Value
New York (concluded)
State of New York Dormitory Authority, RB, Columbia University, 5.00%, 7/01/38	$21,400	$23,893,100
Triborough Bridge & Tunnel Authority, RB:
General, Series A-2, 5.38%, 11/15/38	5,715	6,490,183
Series C, 5.00%, 11/15/38	10,000	11,063,100
		308,048,524
North Carolina — 0.1%
County of Columbus North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, International Paper Co. Projects, Series B, 6.25%, 11/01/33	3,000	3,399,780
Ohio — 1.0%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A:
5.75%, 11/15/31	500	584,580
6.50%, 11/15/37	12,140	14,593,615
6.00%, 11/15/41	4,400	5,078,436
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.50%, 5/01/34	10,595	12,015,472
State of Ohio, RB, Cleveland Health Clinic, 5.50%, 1/01/34	1,000	1,122,480
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/39	10,195	11,351,929
		44,746,512
Oregon — 0.0%
City of Portland Oregon, M/F HRB, Lovejoy Station Apartments Project, AMT (NPFGC), 5.90%, 7/01/23	390	390,850
Pennsylvania — 2.0%
City of Philadelphia Pennsylvania Gas Works, RB, 12th Series B (NPFGC), 7.00%, 5/15/20 (g)	3,110	3,716,357
County of Allegheny Pennsylvania IDA, Refunding RB, Environmental Improvement, US Steel Corp. Project:
6.75%, 11/01/24	5,785	6,424,879
6.75%, 12/01/27	5,000	5,605,650
6.88%, 5/01/30	5,000	5,569,900
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran, 6.38%, 1/01/39	10,575	11,455,580
County of Dauphin Pennsylvania General Authority, Refunding RB, Pinnacle Health System Project, Series A:
6.00%, 6/01/29	12,555	14,021,926
6.00%, 6/01/36	3,250	3,589,430
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, Brethren Village Project, Series A, 6.25%, 7/01/26	1,160	1,220,912
County of Northampton Pennsylvania IDA, Route 33 Project, Tax Allocation Bonds, 7.00%, 7/01/32	2,455	2,629,133
Pennsylvania Economic Development Financing Authority, RB, American Water Co. Project, 6.20%, 4/01/39	3,475	3,965,705
Pennsylvania Turnpike Commission, RB:
5.25%, 6/01/39	24,900	27,089,955
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	1,195	1,393,023
Pennsylvania Turnpike Commission, Refunding RB, Series B-1, 0.75%, 12/01/19 (b)	7,500	7,503,600
		94,186,050
See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2014	27

Schedule of Investments (continued)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
South Carolina — 0.9%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM):
6.25%, 8/01/34	$1,525	$1,750,044
6.50%, 8/01/39	4,405	5,081,432
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series A:
5.50%, 12/01/33	6,465	7,455,502
5.50%, 1/01/38	2,390	2,691,379
5.75%, 12/01/43	19,875	23,004,319
		39,982,676
Texas — 11.2%
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, 5.00%, 11/15/39	30,000	33,755,400
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 11/15/35	32,350	37,800,651
5.38%, 11/15/38	5,000	5,642,600
City of Houston Texas Utility System, Refunding RB, Series A, 1st Lien, 5.25%, 11/15/30	24,305	28,408,656
City of San Antonio Texas Water System, Refunding RB, Junior Lien, 0.45%, 5/01/44 (b)	23,000	22,999,770
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
6.38%, 1/01/33	465	518,731
7.00%, 1/01/43	1,075	1,205,828
7.00%, 1/01/48	2,625	2,925,405
County of Lamar Texas Consolidated ISD, GO, Series A (PSF-GTD), 2.00%, 8/15/47 (b)	70,000	72,085,300
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	9,775	11,175,758
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/45	50,000	59,911,000
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Northwest Senior Housing, Edgemere Project, Series A, 6.00%, 11/15/26	2,200	2,289,012
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/30	6,085	7,087,078
North East Independent School District, GO (PSF-GTD), 2.00%, 8/01/44 (b)	51,300	52,116,696
North Texas Tollway Authority, RB, Special Projects System, Series A, 6.00%, 9/01/41	4,815	5,803,134
North Texas Tollway Authority, Refunding RB:
1st Tier System, 6.00%, 1/01/34	11,490	13,431,350
1st Tier System, 0.85%, 1/01/50 (b)	15,000	14,999,400
1st Tier System, Series A, 6.00%, 1/01/28	1,000	1,168,130
1st Tier System, Series A (NPFGC), 5.75%, 1/01/40	7,720	8,534,614
1st Tier System, Series B (NPFGC), 5.75%, 1/01/40	9,870	10,911,482
1st Tier System, Series K-2 (AGC), 6.00%, 1/01/38	2,245	2,578,697
2nd Tier System, Series F, 6.13%, 1/01/31	25,615	27,250,262
Port of Bay City Authority Texas, RB, Hoechst Celanese Corp. Project, AMT, 6.50%, 5/01/26	4,000	4,018,640
State of Texas Transportation Commission State Highway Fund, RB, 1st Tier System, Series B, 0.40%, 4/01/32 (b)	36,000	36,036,360

Municipal Bonds	Par (000)	Value
Texas (concluded)
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	$24,695	$29,350,995
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	23,000	26,928,400
		518,933,349
Utah — 1.6%
City of Salt Lake Utah, Refunding RB, IHC Hospital, Inc., Series A, 8.13%, 5/15/15 (g)	5	5,295
County of Utah Utah, RB, IHC Health Services, Inc., 5.00%, 5/15/43	70,000	76,096,300
		76,101,595
Virginia — 1.6%
City of Winchester Virginia IDA, Refunding RB, Valley Health (BHAC) (AMBAC), 5.25%, 1/01/37	31,970	34,649,086
County of York Virginia EDA, Refunding RB, Series A, 1.88%, 5/01/33 (b)	6,555	6,597,018
Virginia HDA, RB, M/F Housing, Rental Housing, Series A, 5.25%, 5/01/41	2,865	3,037,215
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	28,085	30,929,449
		75,212,768
Washington — 1.3%
City of Seattle Washington Housing Authority, RB, M/F Housing, Newholly Project, AMT, 6.25%, 12/01/35	2,750	2,751,677
Washington Health Care Facilities Authority, RB:
Catholic Health Initiatives, Series A, 5.75%, 1/01/45	21,355	24,091,857
MultiCare Health System, Series B (AGC), 6.00%, 8/15/39	2,000	2,288,100
Swedish Health Services, Series A, 6.75%, 5/15/21 (f)	16,000	21,189,280
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	10,000	11,516,600
		61,837,514
Wisconsin — 0.2%
City of Superior Wisconsin, Refunding RB, Midwest Energy Resources, Series E (NPFGC), 6.90%, 8/01/21	7,000	8,815,800
Total Municipal Bonds — 90.6%		4,187,877,912

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
Arizona — 2.0%
City of Mesa Arizona, RB, Utility System, 5.00%, 7/01/35	30,000	32,968,800
Salt River Project Agricultural Improvement & Power District, RB, Electric System, Series A, 5.00%, 1/01/38	54,015	59,239,520
		92,208,320
Arkansas — 0.5%
University of Arkansas, RB, Various Facilities, UAMS Campus (NPFGC), 5.00%, 3/01/36	21,290	22,531,207

See Notes to Financial Statements.

28	ANNUAL REPORT	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock National Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
California — 3.2%
City & County of San Francisco California Public Utilities Commission, Refunding RB, Series A, 5.13%, 11/01/39	$23,000	$25,757,010
County of Orange California, ARB, Series B, 5.25%, 7/01/34	13,045	14,455,896
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1 (AMBAC), 5.00%, 7/01/37	27,500	30,111,950
Metropolitan Water District of Southern California, Refunding RB, Series C, 5.00%, 7/01/35	13,375	15,120,016
San Diego Community College District California, GO, Election of 2006 (AGM), 5.00%, 8/01/32	18,000	19,852,740
San Diego Public Facilities Financing Authority, Refunding RB, Series B, 5.38%, 8/01/34	15,000	17,297,850
University of California, RB, General, Series O, 5.25%, 5/15/39	20,695	23,572,808
		146,168,270
Florida — 2.9%
City of Tallahassee Florida, RB, Energy System (NPFGC), 5.00%, 10/01/37	10,000	10,852,000
Jacksonville Electric Authority Florida, RB, Sub-Series A, 5.63%, 10/01/32	6,300	7,064,915
State of Florida, GO, Board of Education:
Capital Outlay, Series E, 5.00%, 6/01/37	39,730	44,743,529
Series C, 5.00%, 6/01/37	65,545	72,303,190
		134,963,634
Illinois — 0.4%
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 8/15/41	15,600	17,796,948
Indiana — 0.7%
Indiana Finance Authority, RB, Sisters of St. Francis Health, 5.25%, 11/01/39	31,460	33,580,089
Louisiana — 0.3%
State of Louisiana, RB, Series A (AGM), 5.00%, 5/01/31	11,950	12,724,002
Massachusetts — 0.2%
Massachusetts School Building Authority, RB, Series A (AMBAC), 5.00%, 8/15/37	10,000	10,921,800
Ohio — 0.5%
County of Hamilton Ohio, Refunding RB, Sub-Series A (AGM), 5.00%, 12/01/32	20,000	21,454,400
Texas — 2.4%
City of Houston Texas, Refunding RB, Combined, 1st Lien, Series A (AGC), 5.38%, 11/15/38	26,160	29,522,083
City of San Antonio Texas, Refunding RB, Electric and Gas Revenue:
5.00%, 2/01/17 (f)	218	236,889
5.00%, 2/01/32	28,772	31,215,522
County of Harris Texas Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	8,500	9,698,160

Municipal Bonds Transferred to Tender Option Bond Trusts (h)	Par (000)	Value
Texas (concluded)
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse (PSF-GTD), 5.00%, 2/15/32	$10,000	$10,964,000
Dallas Area Rapid Transit, Refunding RB, Senior Lien (AMBAC), 5.00%, 12/01/36	27,860	29,865,241
		111,501,895
Washington — 0.6%
Central Puget Sound Regional Transit Authority, RB, Series A:
5.00%, 11/01/34	8,500	9,347,620
5.00%, 11/01/36	15,715	17,266,007
		26,613,627
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 13.7%		630,464,192

U.S. Government Sponsored Agency Securities	Shares
Mortgage-Backed Securities — 0.0%
Ginnie Mae Mortgage-Backed Securities, 6.00%, 11/15/31	— (i)	189
Total Long-Term Investments (Cost — $4,455,320,980) — 104.3%		4,818,342,293

Short-Term Securities	Par (000)
Tennessee — 0.4%
Shelby County Health Educational & Housing Facilities Board, Refunding RB, VRDN, Methodist Le Bonheur Healthcare (j):
Series A (US Bank NA SBPA), 0.09%, 6/01/42	$14,600	14,600,000
Series B (US Bank NA SBPA), 0.09%, 6/01/42	4,200	4,200,000
		18,800,000
	Shares
Money Market Funds — 2.0%
FFI Institutional Tax-Exempt Fund, 0.03% (k)(l)	94,354,491	94,354,491
Total Short-Term Securities (Cost — $113,154,491) — 2.4%		113,154,491
Total Investments (Cost — $4,568,475,471) — 106.7%		4,931,496,784
Liabilities in Excess of Other Assets — (0.5)%		(25,219,146)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (6.2%)		(286,157,444)
Net Assets — 100.0%		$4,620,120,194

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2014	29

Schedule of Investments (continued)	BlackRock National Municipal Fund

Notes to Schedule of Investments

(a)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.
(c)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.
(d)	Non-income producing security.
(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Pershing LLC	$8,640,560	$57,680

(f)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.
(g)	Security is collateralized by municipal or U.S. Treasury obligations.
(h)
Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(i)	Amount is less than $500.
(j)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(k)
Investments in issuers considered to be an affiliate of the Fund during the year ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2013	Net Activity		Shares Held at June 30, 2014	Value at June 30, 2014	Income	Realized Loss
FFI Institutional Tax-Exempt Fund	109,118,875	(14,764,384)	[1]	94,354,491	$94,354,491	$31,828	—
iShares S&P National Municipal Bond Fund	46,296	(46,296)		—	—	—	$(14,911)
[1]	Represents net shares sold.

(l)	Represents the current yield as of report date.
•	Financial futures contracts outstanding as of June 30, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(1,750)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$219,050,781	$(721,138)

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

30	ANNUAL REPORT	JUNE 30, 2014

Schedule of Investments (concluded)	BlackRock National Municipal Fund
The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$4,818,342,293	—	$4,818,342,293
Short-Term Securities	$94,354,491	18,800,000	—	113,154,491
Total	$94,354,491	$4,837,142,293	—	$4,931,496,784
[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(721,138)	—	—	$(721,138)
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$2,290,000	—	—	$2,290,000
Liabilities:
Bank overdraft	—	$(12,101)	—	(12,101)
TOB trust certificates	—	(286,094,931)	—	(286,094,931)
Total	$2,290,000	$(286,107,032)	—	$(283,817,032)

There were no transfers between levels during the year ended June 30, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2014	31

Schedule of Investments June 30, 2014	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.9%
Alabama 21st Century Authority, Refunding RB, Series A, 4.00%, 6/01/15	$2,000	$2,067,360
Alabama Federal Aid Highway Finance Authority, RB, Grant Appreciation, 5.00%, 9/01/16	5,130	5,626,994
		7,694,354
Alaska — 0.2%
Alaska Student Loan Corp., RB, Senior Series A, AMT, 5.00%, 6/01/16	2,000	2,086,260
Arizona — 0.3%
Arizona Health Facilities Authority, Refunding RB, Series D, 5.00%, 1/01/17	1,080	1,191,326
Phoenix Civic Improvement Corp., Refunding RB, Transit Excise Tax, Light Rail Project, 5.00%, 7/01/16	1,000	1,092,510
		2,283,836
California — 9.2%
California Pollution Control Financing Authority, RB, Waste Management Inc. Project, Mandatory Put Bonds, Series A-1, AMT, 1.88%, 4/01/25 (a)	5,000	5,056,150
California School Cash Reserve Program Authority, RB:
Series O, 2.00%, 12/31/14	3,000	3,025,590
Series P, 2.00%, 9/02/14	1,065	1,067,503
East Bay Municipal Utility District, Refunding RB, Wastewater System, 0.36%, 6/01/38 (a)	1,400	1,399,300
Los Angeles Unified School District, GO, Refunding:
Series A, 3.00%, 7/01/16	3,765	3,970,155
Series A, 5.00%, 7/01/17	9,385	10,614,998
Series A-1, 5.00%, 7/01/15	6,000	6,294,000
State of California, GO, Economic Recovery Bonds, Series A (NPFGC), 5.00%, 7/01/15	1,980	1,988,078
State of California, GO, Refunding:
(NPFGC), 5.00%, 9/01/16	1,380	1,519,063
Various Purpose, 5.00%, 4/01/15	10,360	10,739,901
Various Purpose, 4.00%, 11/01/15	3,430	3,605,548
Various Purpose, 5.00%, 4/01/16	10,000	10,826,500
Various Purpose, 5.00%, 9/01/16	3,000	3,302,310
Various Purpose, 5.00%, 2/01/17	10,000	11,151,400
State of California, GO, Various Purpose, 5.00%, 10/01/14	2,565	2,596,780
		77,157,276
Colorado — 0.1%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series C, 4.00%, 10/01/40 (a)	1,000	1,049,020
Connecticut — 5.9%
Connecticut Resources Recovery Authority, Refunding RB, Covanta Southeastern Connecticut Co. Project, Series A, AMT, 4.00%, 11/15/15	2,635	2,773,179
Connecticut State Development Authority, RB, Connecticut Light & Power Co., Series A, Mandatory Put Bonds, AMT, 1.55%, 5/01/31 (a)	13,200	13,305,996
State of Connecticut, GO, Refunding, Series C, 5.00%, 12/15/17	21,065	24,084,878
State of Connecticut, GO, Series A, 2.00%, 10/15/15	6,695	6,850,927
State of Connecticut, RB, Special Tax Bonds, Transportation Infrastructure, Series A, 5.00%, 11/01/14	2,700	2,744,550
		49,759,530
Municipal Bonds	Par (000)	Value
Delaware — 1.4%
Delaware Transportation Authority, Refunding RB, Senior, 5.00%, 7/01/15	$1,945	$2,040,305
University of Delaware, Refunding RB, Series C, 0.70%, 11/01/37 (a)	10,000	10,028,600
		12,068,905
District of Columbia — 0.5%
Metropolitan Washington Airports Authority, Refunding RB, Series A, AMT, 5.00%, 10/01/17	4,000	4,515,520
Florida — 6.1%
Citizens Property Insurance Corp., RB, Senior Secured, Series A-1:
Coastal Account, 5.00%, 6/01/15	7,745	8,087,329
Personal Lines & Commercial Lines Account, 5.00%, 6/01/16	10,000	10,868,500
City of Jacksonville Florida, Refunding RB, Series C, 5.00%, 10/01/16	1,280	1,410,829
County of Broward Florida Airport System, ARB, Series Q-1, 5.00%, 10/01/15	1,000	1,059,700
County of Miami-Dade Florida, Refunding ARB, Series A, AMT:
4.00%, 10/01/15	2,750	2,875,867
5.00%, 10/01/16	1,750	1,919,313
Florida State Board of Education, GO, Refunding:
Series A, 5.00%, 1/01/15	7,395	7,576,325
Series B, 5.00%, 6/01/16	8,200	8,937,016
Florida State Department of Environmental Protection, Refunding RB, Everglades Restoration, Series A (AGC), 5.00%, 7/01/16	1,205	1,313,932
Greater Orlando Aviation Authority, Refunding RB, Airport Facilities, Series A, AMT (AGM), 5.00%, 10/01/14	2,500	2,530,975
Highlands County Health Facilities Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, Series I, 5.00%, 11/15/16	1,035	1,144,503
State of Florida, GO, Refunding, Department of Transportation, Full Faith and Credit, Right-of-Way Acquisition and Bridge Construction, Series B, 5.00%, 7/01/16	3,375	3,692,216
		51,416,505
Georgia — 4.2%
City of Atlanta Georgia Department of Aviation, RB, Series B, 5.00%, 1/01/17	7,000	7,763,980
City of Atlanta Georgia Department of Aviation, Refunding RB, Series C, AMT, 5.00%, 1/01/17	1,500	1,659,750
Municipal Gas Authority of Georgia, Refunding RB, 4.00%, 10/01/16	10,615	11,454,859
State of Georgia, GO, Series A-1, 5.00%, 2/01/16 (b)	13,365	14,369,246
		35,247,835
Hawaii — 0.8%
State of Hawaii, GO, Refunding, Series DG (AMBAC), 5.00%, 7/01/16	1,290	1,351,533
State of Hawaii, Refunding RB, Airport System, AMT, 5.00%, 7/01/14	5,000	5,000,700
		6,352,233
Illinois — 5.5%
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, Senior Lien, Series A, AMT, 5.00%, 1/01/16	7,500	8,010,525
Illinois Finance Authority, Refunding RB, Hospital Sisters Services, Inc., Series C:
3.00%, 8/15/14	1,340	1,344,757
5.00%, 8/15/15	1,000	1,052,100

See Notes to Financial Statements.

32	ANNUAL REPORT	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
State of Illinois, GO:
2.00%, 5/01/15	$14,000	$14,193,060
5.00%, 5/01/16	4,600	4,957,558
4.00%, 7/01/16	3,000	3,191,580
4.00%, 2/01/17	2,000	2,143,880
5.00%, 5/01/17	8,100	8,944,587
State of Illinois, RB, Unemployment Insurance Fund Building Receipts, Series A, 5.00%, 6/15/16	2,500	2,728,125
		46,566,172
Indiana — 0.8%
Indiana Finance Authority, RB, Water Utilities, Citizens Energy Group Project, 2nd Lien, Series B, 3.00%, 10/01/14	5,000	5,036,250
Indiana Finance Authority, Refunding RB, Marquette Project, 5.00%, 3/01/16	1,425	1,475,459
		6,511,709
Iowa — 0.5%
Iowa Student Loan Liquidity Corp., Refunding RB, Senior Series A-1, AMT, 3.10%, 12/01/14	3,910	3,925,992
Kentucky — 1.2%
Counties of Louisville & Jefferson Kentucky Metropolitan Government, GO, Refunding Series E, 4.00%, 11/15/16	4,450	4,833,813
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Series A, 5.00%, 7/01/17	4,500	5,015,565
		9,849,378
Louisiana — 0.4%
Tobacco Settlement Financing Corp., Refunding RB, Series A, 5.00%, 5/15/16	3,000	3,219,990
Maryland — 1.1%
Maryland State Transportation Authority, Refunding RB, Baltimore/Washington Thurgood Marshall Airport Project, AMT, 5.00%, 3/01/16	8,315	8,936,297
Massachusetts — 2.0%
City of Boston Massachusetts, GO, Refunding, Series B, 4.00%, 2/01/15	6,580	6,729,498
Commonwealth of Massachusetts, GO, Consolidated Loan, Series B, 5.00%, 8/01/15	2,500	2,632,150
Massachusetts Port Authority, RB, Series A, AMT, 5.00%, 7/01/16	1,625	1,769,511
Massachusetts State Educational Financing Authority, RB, AMT:
4.00%, 1/01/17	800	857,528
4.00%, 1/01/18	1,750	1,894,375
Massachusetts Water Pollution Abatement Trust, Refunding RB, 2.00%, 8/01/16	2,600	2,690,922
		16,573,984
Michigan — 3.6%
Michigan Finance Authority, Refunding RB, Unemployment Obligation Assessment, Series A:
5.00%, 7/01/15	7,000	7,341,530
5.00%, 1/01/16	13,525	14,483,787
State of Michigan Trunk Line, Refunding RB, Series B (AGM), 5.00%, 9/01/15	7,825	8,266,017
		30,091,334
Missouri — 0.3%
University of Missouri, Refunding RB, Series A, 4.00%, 11/01/17	2,555	2,831,885
Municipal Bonds	Par (000)	Value
Nebraska — 0.1%
Nebraska Public Power District, Refunding RB, General, Series A, 5.00%, 1/01/16	$1,000	$1,071,670
Nevada — 7.6%
County of Clark Nevada, Refunding RB, Motor Vehicle Fuel Tax, 5.00%, 7/01/15	8,000	8,387,840
County of Clark Nevada School District, GO, Refunding:
Limited Tax, Series A, 5.00%, 6/15/16	11,000	11,985,930
Series B, 5.50%, 6/15/16	5,885	6,469,851
Series B, 5.50%, 6/15/17	13,760	15,681,997
State of Nevada, Refunding RB:
5.00%, 12/01/16	5,000	5,547,650
5.00%, 6/01/17	14,000	15,758,960
		63,832,228
New Hampshire — 1.5%
State of New Hampshire, GO, Refunding, Series B, 5.00%, 6/01/16	10,000	10,896,800
State of New Hampshire, RB, Federal Highway, GAN, 5.00%, 9/01/16	1,250	1,373,588
		12,270,388
New Jersey — 11.3%
County of Ocean New Jersey, GO, Refunding, 5.00%, 8/01/16	1,235	1,354,610
New Jersey Building Authority, Refunding RB, Series A, 5.00%, 6/15/15	13,880	14,497,105
New Jersey EDA, RB, School Facilities Construction Notes, Series G (SIFMA Index Notes), 0.62%, 2/01/15 (a)	3,000	3,002,190
New Jersey EDA, Refunding RB, School Facilities Construction:
Series DD-1, 5.00%, 12/15/16	5,075	5,598,029
Series EE, 5.00%, 9/01/15 (c)	1,650	1,743,456
New Jersey Educational Facilities Authority, RB, 5.00%, 6/01/17	12,910	14,413,757
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Barnabas Health, Series A, 5.00%, 7/01/14	7,250	7,250,870
Barnabas Health, Series A, 5.00%, 7/01/16	1,000	1,076,840
Meridian Health System, 5.00%, 7/01/14	2,000	2,000,260
Meridian Health System, 5.00%, 7/01/17	2,000	2,237,960
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 4, AMT, 0.90%, 5/01/15	1,690	1,690,642
New Jersey State Turnpike Authority, Refunding RB, Series C, 0.52%, 1/01/17 (a)	8,000	7,987,280
New Jersey Transportation Trust Fund Authority, RB:
Series AA, 4.00%, 6/15/16	2,850	3,039,496
Series B, 5.00%, 6/15/15	1,825	1,906,140
Transportation System, 5.75%, 6/15/16	6,275	6,904,445
New Jersey Transportation Trust Fund Authority, Refunding RB, Transportation System:
Series A, 5.00%, 12/15/15	1,640	1,749,700
Series B (NPFGC), 5.50%, 12/15/15	2,745	2,949,365
State of New Jersey, GO, Refunding, Series O, 5.00%, 8/01/16	2,300	2,510,542
State of New Jersey, GO, Tax-Exempt, Various Purposes, 5.00%, 6/01/16	12,075	13,101,496
		95,014,183
New Mexico — 0.3%
County of Albuquerque Bernalillo New Mexico Water Utility Authority, Refunding RB, Series B:
5.00%, 7/01/15	1,500	1,572,870
5.00%, 7/01/16	1,000	1,092,510
		2,665,380

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2014	33

Schedule of Investments (continued)	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 14.2%
City of New York New York, GO, Refunding Series J, 3.00%, 8/01/16	$14,210	$14,981,177
Metropolitan Transportation Authority, Refunding RB, Series D, 4.00%, 11/15/15	1,400	1,473,654
New York City Transitional Finance Authority, RB, Future Tax Secured:
Sub-Series A, 5.00%, 8/01/16	4,880	5,349,602
Sub-Series C-1, 5.00%, 11/01/15	4,860	5,174,491
Sub-Series F-1, 5.00%, 5/01/15	2,000	2,081,360
Sub-Series I, 2.00%, 5/01/15	11,870	12,052,442
New York City Transitional Finance Authority, Refunding RB, Future Tax Secured, Sub-Series A, 5.00%, 11/01/15	5,455	5,807,993
New York State Dormitory Authority, RB:
General Purpose, Series A, 5.00%, 3/15/15	5,560	5,751,653
Series A, 4.00%, 3/15/17	4,000	4,376,320
Series B, 5.00%, 3/15/17	3,600	4,034,340
New York State Dormitory Authority, Refunding RB, NYU Hospital Center, Series A:
5.00%, 7/01/14	1,945	1,945,272
5.00%, 7/01/15	1,500	1,572,555
5.00%, 7/01/16	1,000	1,086,630
New York State HFA, RB, Affordable Housing, Series F (SONYMA), 0.75%, 5/01/15	2,000	2,009,680
New York State Local Government Assistance Corp., Refunding RB, Sub-Lien, Series A, 5.00%, 4/01/15	7,000	7,256,970
New York State Thruway Authority, RB, 2nd General Highway & Bridge Trust Fund Bonds, Series B, 5.00%, 4/01/15	2,150	2,228,411
New York State Thruway Authority, Refunding RB, General, Series I, 5.00%, 1/01/16	500	534,660
New York State Urban Development Corp., RB, Personal Income Tax, Series C, 5.00%, 3/15/17	6,470	7,250,606
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/15	2,680	2,841,550
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 177th Series, AMT, 4.00%, 7/15/15	10,000	10,388,900
State of New York, GO, Refunding, Series C:
5.00%, 4/15/16	7,675	8,330,368
4.50%, 2/01/17	12,000	13,257,720
		119,786,354
North Carolina — 2.0%
North Carolina Capital Facilities Finance Agency, Refunding RB, High Point University, 4.00%, 5/01/16	1,770	1,857,190
North Carolina Medical Care Commission, Refunding RB, Healthcare Facilities Revenue, WakeMed, Series A, 4.00%, 10/01/15	730	763,230
North Carolina Municipal Power Agency No. 1, Refunding RB, Catawba Electric, Series A:
5.00%, 1/01/16	3,500	3,746,470
5.25%, 1/01/17	5,000	5,571,400
State of North Carolina, Refunding RB, Series B, 4.00%, 11/01/14	4,905	4,969,501
		16,907,791
Ohio — 0.3%
City of Cleveland Ohio, Public Power System, Refunding RB, 5.00%, 11/15/15	2,335	2,486,565
Oklahoma — 1.6%
County of Cleveland Oklahoma Educational Facilities Authority, LRB:
Moore Public Schools Project, 5.00%, 6/01/15	2,050	2,139,790
Municipal Bonds	Par (000)	Value
Oklahoma (concluded)
County of Cleveland Oklahoma Educational Facilities Authority, LRB (concluded):
Moore Public Schools Project, 5.00%, 6/01/16	$845	$917,374
Norman Public Schools Project, 5.00%, 7/01/16	1,000	1,088,930
Norman Public Schools Project, 5.00%, 7/01/17	1,520	1,708,556
Oklahoma Turnpike Authority, Refunding RB, 2nd Senior Series A, 5.00%, 1/01/15	7,875	8,067,702
		13,922,352
Pennsylvania — 3.7%
City of Philadelphia Pennsylvania, Refunding ARB, Series A, AMT:
5.00%, 6/15/15	2,550	2,666,509
5.00%, 6/15/17	2,000	2,223,900
Pennsylvania Economic Development Financing Authority, RB, Waste Management, Inc. Project, 1.75%, 12/01/33 (a)	4,500	4,587,165
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A:
5.00%, 7/01/15	10,000	10,487,900
5.00%, 1/01/16	6,000	6,429,120
Pennsylvania IDA, Refunding RB, Economic Development, 5.00%, 7/01/15	2,500	2,619,125
State Public School Building Authority, RB, School District of Philadelphia Project, 5.00%, 4/01/15	1,710	1,770,705
		30,784,424
South Carolina — 0.9%
South Carolina Transportation Infrastructure Bank, Refunding RB (AMBAC):
Series A, 5.00%, 10/01/15	5,440	5,767,597
Series B, 5.25%, 10/01/14	2,000	2,025,860
		7,793,457
Texas — 4.4%
City of Corpus Christi Texas Utility System, Refunding RB, 4.00%, 7/15/17	2,000	2,191,260
City of Dallas Texas ISD, GO, Refunding, (PSF-GTD), 4.00%, 2/15/15	2,200	2,253,482
City of Houston Texas, Refunding ARB, Subordinate Lien:
Series A, AMT, 5.00%, 7/01/14	4,000	4,000,560
Series B, 5.00%, 7/01/14	1,500	1,500,195
County of Comal Texas ISD, GO, Refunding, Unlimited Tax, Series A (PSF-GTD), 4.00%, 2/01/16	1,500	1,588,485
County of Harris Texas, Refunding RB, Toll Road, Senior Lien, Series B-1 (NPFGC), 5.00%, 8/15/14	1,295	1,302,874
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB:
Memorial Hermann Health System, Series A, 4.00%, 12/01/16	525	567,499
Methodist Hospital System, Series B, 5.25%, 12/01/14	2,600	2,655,302
Lower Colorado River Authority, Refunding RB, 5.00%, 5/15/16	2,490	2,704,140
Northside Texas ISD, GO, Refunding, 5.00%, 2/15/17	6,910	7,712,182
Texas A&M University System Board of Regents, Refunding RB, 5.00%, 7/01/16	5,005	5,474,369
Texas Public Finance Authority, Refunding RB, 5.00%, 7/01/16	4,350	4,758,856
		36,709,204

See Notes to Financial Statements.

34	ANNUAL REPORT	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock Short-Term Municipal Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Virginia — 4.1%
Commonwealth of Virginia, GO, Series B, 4.00%, 6/01/16	$5,000	$5,354,800
County of Chesterfield Virginia, GO, Refunding, Series B, 5.00%, 1/01/15	2,810	2,878,170
Virginia College Building Authority, RB, Series A:
21st Century College & Equipment Programs, 5.00%, 2/01/16	11,910	12,802,893
5.00%, 2/01/17	4,800	5,347,392
Virginia Commonwealth Transportation Board, Refunding RB, Series B, 5.00%, 5/15/16	7,835	8,523,853
		34,907,108
Wisconsin — 3.3%
State of Wisconsin, GO, Refunding, Series 2, 5.00%, 5/01/17	7,880	8,849,634
State of Wisconsin, Refunding RB, Series 1, 5.00%, 7/01/16	10,000	10,923,000
Wisconsin Health & Educational Facilities Authority, Refunding RB, Series B, 5.13%, 8/15/27 (a)	7,500	8,208,000
		27,980,634
Total Long-Term Investments (Cost — $839,879,471) — 100.3%		844,269,753

Short-Term Securities	Par (000)	Value
Illinois — 1.8%
Regional Transit Authority, GO, Refunding, ERS, VRDN, Series B, 0.45%, 7/01/14 (d)	$15,000	$15,000,000
	Shares
Money Market Funds — 0.4%
FFI Institutional Tax-Exempt Fund, 0.03% (e)(f)	3,454,392	3,454,392
Total Short-Term Securities (Cost — $18,454,392) — 2.2%		18,454,392
Total Investments (Cost — $858,333,863) — 102.5%		862,724,145
Liabilities in Excess of Other Assets — (2.5)%		(20,780,985)
Net Assets — 100.0%		$841,943,160

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Bank of America N.A.	$4,515,520	$4,720
Wells Fargo Securities, LLC	$14,369,246	$17,642

(c)	Security is collateralized by municipal or U.S. Treasury obligations.
(d)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(e)
Investments in issuers considered to be an affiliate of the Fund during the year ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2013	Net Activity	Shares Held at June 30, 2014	Income
FFI Institutional Tax-Exempt Fund	3,026,240	428,152	3,454,392	$4,540

(f)	Represents the current yield as of report date.
•
Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2014	35

Schedule of Investments (concluded)	BlackRock Short-Term Municipal Fund
The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$844,269,753	—	$844,269,753
Short-Term Securities	$3,454,392	15,000,000	—	18,454,392
Total	$3,454,392	$859,269,753	—	$862,724,145
[1]	See above Schedule of Investments for values in each state or political subdivision.

The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, Bank overdraft of $1,710 is categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended June 30, 2014.

See Notes to Financial Statements.

36	ANNUAL REPORT	JUNE 30, 2014

Schedule of Investments June 30, 2014	BlackRock New York Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York — 90.5%
Corporate — 7.1%
City of New York New York Industrial Development Agency, ARB, AMT:
American Airlines, Inc., JFK International Airport, 7.75%, 8/01/31 (a)	$2,000	$2,209,440
British Airways PLC Project, 5.25%, 12/01/32	1,000	989,830
City of New York New York Industrial Development Agency, Refunding RB, AMT:
Terminal One Group Association Project, 5.50%, 1/01/24 (a)	2,500	2,659,250
Transportation Infrastructure Properties LLC, Series A, 5.00%, 7/01/28	1,520	1,621,080
County of Chautauqua New York Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	750	805,763
County of Essex New York Industrial Development Agency, RB, International Paper Co. Project, Series A, AMT, 6.63%, 9/01/32	350	392,214
County of Suffolk New York Industrial Development Agency, RB, KeySpan Generation LLC, Port Jefferson, AMT, 5.25%, 6/01/27	1,000	1,005,050
New York Liberty Development Corp., RB, Goldman Sachs Headquarters:
5.25%, 10/01/35	5,000	5,763,650
5.50%, 10/01/37	780	921,788
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	1,400	1,415,246
		17,783,311
County/City/Special District/School District — 23.1%
Buffalo & County of Erie New York Industrial Land Development Corp., Refunding RB, Buffalo State College Foundation Housing Corp. Project, Series A, 5.38%, 10/01/41	620	675,137
City of New York New York, GO, Fiscal 2014, Sub-Series D-1, 5.00%, 8/01/31	690	776,802
City of New York New York, GO, Refunding, Series E, 5.50%, 8/01/25	1,280	1,553,344
City of New York New York, GO:
Series A-1, 5.00%, 8/01/35	400	442,676
Sub-Series A-1, 5.00%, 10/01/34	600	661,734
Sub-Series I-1, 5.38%, 4/01/36	2,650	3,021,265
City of New York New York Convention Center Development Corp., RB, Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/35	3,200	3,337,248
5.00%, 11/15/44	1,500	1,557,435
City of New York New York Housing Development Corp., RB, Fund Grant Program, New York City Housing Authority Program, Series B1:
5.25%, 7/01/32	915	1,030,967
5.00%, 7/01/33	400	437,904
City of New York New York Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/42 (b)	5,000	1,256,950
CAB, Yankee Stadium Project, Series A (AGC), 0.00%, 3/01/45 (b)	1,500	315,135
Queens Baseball Stadium (AGC), 6.50%, 1/01/46	700	810,782
Queens Baseball Stadium (AMBAC), 5.00%, 1/01/39	2,600	2,642,744
Yankee Stadium Project (NPFGC), 4.75%, 3/01/46	670	678,911
City of New York New York Industrial Development Agency, Refunding ARB, Transportation Infrastructure Properties LLC, Series A, AMT, 5.00%, 7/01/22	500	550,670
Municipal Bonds	Par (000)	Value
New York (continued)
County/City/Special District/School District (concluded)
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-1, 5.63%, 7/15/38	$200	$228,808
City of New York New York Transitional Finance Authority Future Tax Secured, RB:
Sub-Series A-1, 5.00%, 11/01/38	1,000	1,114,320
Sub-Series B-1, 5.00%, 11/01/36	680	762,429
City of New York New York Transitional Finance Authority, Future Tax Secured Bonds, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	650	710,372
City of Syracuse New York, GO, Airport Terminal Security & Access, Series A, AMT (AGM), 4.75%, 11/01/31	500	526,210
Hudson Yards Infrastructure Corp., RB, Series A:
Senior, Fiscal 2012, 5.75%, 2/15/47	100	114,004
5.00%, 2/15/47	5,970	6,190,532
(AGC), 5.00%, 2/15/47	1,000	1,038,220
(AGM), 5.00%, 2/15/47	1,050	1,090,131
(NPFGC), 4.50%, 2/15/47	2,565	2,607,887
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at 1 Bryant Park Project, Class 2, 5.63%, 7/15/47	9,305	10,238,943
2nd Priority, Bank of America Tower at 1 Bryant Park Project, Class 3, 6.38%, 7/15/49	1,200	1,324,080
4 World Trade Center Project, 5.00%, 11/15/31	860	941,425
4 World Trade Center Project, 5.00%, 11/15/44	1,500	1,621,770
4 World Trade Center Project, 5.75%, 11/15/51	1,340	1,507,540
7 World Trade Center Project, Class 1, 4.00%, 9/15/35	425	441,562
7 World Trade Center Project, Class 2, 5.00%, 9/15/43	5,085	5,485,647
7 World Trade Center Project, Class 3, 5.00%, 3/15/44	1,720	1,812,020
North Country Development Authority, Refunding RB, (AGM), 6.00%, 5/15/15	175	181,450
State of New York Dormitory Authority, RB, State University Dormitory Facilities, Series A, 5.25%, 7/01/29	5	5,604
		57,692,658
Education — 17.2%
Amherst Development Corp., Refunding RB, University at Buffalo Foundation Faculty-Student Housing Corp., Series A (AGM), 4.63%, 10/01/40	305	318,957
Build NYC Resource Corp., RB, Series A:
Bronx Charter School for Excellence Project, 5.50%, 4/01/43	890	919,245
South Bronx Charter School for International Cultures and the Arts Project, 5.00%, 4/15/43	1,000	856,350
City of New York New York Trust for Cultural Resources, RB, Juilliard School, Series A, 5.00%, 1/01/39	500	558,115
City of New York New York Trust for Cultural Resources, Refunding RB, Series A:
American Museum of National History, 5.00%, 7/01/37	885	997,811
Carnegie Hall, 4.75%, 12/01/39	1,550	1,613,751
Carnegie Hall, 5.00%, 12/01/39	1,325	1,400,181
City of Troy New York Capital Resource Corp., Refunding RB, Rensselaer Polytechnic Institute Project, Series A, 5.13%, 9/01/40	4,280	4,591,498
City of Yonkers New York Industrial Development Agency, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	1,000	1,096,890
County of Cattaraugus New York, St. Bonaventure University Project:
RB, 5.00%, 5/01/34	130	136,483
5.00%, 5/01/39	165	170,958

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2014	37

Schedule of Investments (continued)	BlackRock New York Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Education (concluded)
County of Madison New York Industrial Development Agency New York, RB, Commons II LLC, Student Housing, Series A (CIFG), 5.00%, 6/01/33	$400	$408,972
County of Monroe New York Industrial Development Corp., Refunding RB, University of Rochester Project, Series A, 5.00%, 7/01/38	240	263,318
County of Nassau New York Industrial Development Agency, Refunding RB, New York Institute of Technology Project, Series A, 4.75%, 3/01/26	1,000	1,046,280
County of Orange New York Funding Corp., Refunding RB, Mount St. Mary College Project, Series A:
5.00%, 7/01/37	360	374,929
5.00%, 7/01/42	220	227,324
County of Saratoga New York, Refunding RB, Series B, 4.00%, 7/01/33	1,000	1,008,050
County of Schenectady New York Industrial Development Agency, Refunding RB, Union College Project, 5.00%, 7/01/31	1,000	1,063,790
County of St. Lawrence New York Industrial Development Agency, RB, Clarkson University Project, 5.38%, 9/01/41	500	548,170
County of Tompkins New York Development Corp., RB, Ithaca College Project (AGM), 5.50%, 7/01/33	450	500,558
New York Dormitory Authority, Refunding RB, New York University, Series A, 5.00%, 7/01/42	1,000	1,100,240
State of New York Dormitory Authority, RB:
New York University, Series 1 (AMBAC), 5.50%, 7/01/40	500	617,755
Personal Income Tax, Series G, 5.00%, 8/15/32	1,975	2,241,526
Series A, 4.13%, 1/01/30	600	596,694
Series A, 5.50%, 1/01/44	2,000	2,173,100
State University Dormitory Facilities, Series A, 5.00%, 7/01/39	750	799,095
Teachers College, Series B, 5.00%, 7/01/42	450	486,963
The New School (AGM), 5.50%, 7/01/43	1,000	1,093,850
University of Rochester, Series A, 0.00%, 7/01/39 (c)	1,000	1,087,930
University of Rochester, Series B, 5.00%, 7/01/39	550	594,429
State of New York Dormitory Authority, Refunding RB:
3rd General Resolution, State University Educational Facilities Issue, Series A, 5.00%, 5/15/29	2,000	2,271,120
Brooklyn Law School, 5.75%, 7/01/33	475	511,238
Culinary Institute of America, 5.00%, 7/01/42	300	312,855
Fordham University, 5.00%, 7/01/44	850	940,933
Rochester Institute of Technology, 5.00%, 7/01/34	750	824,633
Rochester Institute of Technology, 5.00%, 7/01/38	310	337,919
Rochester Institute of Technology, 5.00%, 7/01/42	1,460	1,585,166
Skidmore College, Series A, 5.25%, 7/01/29	135	153,326
St. John’s University, Series A, 5.00%, 7/01/27	450	504,432
State University Dormitory Facilities, Series A, 5.25%, 7/01/30	2,095	2,409,187
State University Dormitory Facilities, Series A, 5.25%, 7/01/32	2,095	2,381,240
State University Dormitory Facilities, Series A, 5.00%, 7/01/42	895	974,959
Teachers College, 5.50%, 3/01/39	850	932,824
		43,033,044
Health — 15.4%
City of New York New York Health & Hospital Corp., Refunding RB, Health System, Series A, 5.00%, 2/15/30	1,000	1,091,950
City of New York New York Industrial Development Agency, RB:
PSCH, Inc. Project, 6.38%, 7/01/33	2,555	2,555,179
Municipal Bonds	Par (000)	Value
New York (continued)
Health (continued)
City of New York New York Industrial Development Agency, RB (concluded):
Special Needs Facilities Pooled Program, Series A-1, 6.50%, 7/01/17	$380	$380,057
Special Needs Facilities Pooled Program, Series C-1, 6.50%, 7/01/17	1,400	1,400,210
City of New York New York Industrial Development Agency, Refunding RB, Special Needs Facilities Pooled Program:
Series A-1 (ACA), 4.38%, 7/01/20	845	767,057
Series A-1 (ACA), 4.50%, 7/01/30	210	165,499
Series C-1 (ACA), 5.10%, 7/01/31	525	460,325
County of Dutchess New York Local Development Corp., RB, Series A, 5.00%, 7/01/34	750	811,972
County of Dutchess New York Local Development Corp., Refunding RB, Health Quest System, Inc., Series A, 5.75%, 7/01/40	300	331,137
County of Erie New York Industrial Development Agency, RB, Episcopal Church Home, Series A:
5.88%, 2/01/18	245	245,671
6.00%, 2/01/28	185	185,213
County of Genesee New York Industrial Development Agency, Refunding RB, United Memorial Medical Center Project:
5.00%, 12/01/27	500	500,155
5.00%, 12/01/32	580	580,012
County of Monroe New York Industrial Development Corp., Refunding RB:
Rochester General Hospital Project, Series B, 3.60%, 12/01/32	330	316,064
Unity Hospital of Rochester Project (FHA), 5.50%, 8/15/40	1,050	1,205,011
County of Nassau New York Industrial Development Agency, Refunding RB, Special Needs Facilities Pooled Program, Series F-1 (ACA), 4.90%, 7/01/21	525	509,859
County of Orange New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series G-1 (ACA), 4.90%, 7/01/21	845	832,714
County of Suffolk New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series D-1:
6.50%, 7/01/17	95	95,014
(ACA), 4.90%, 7/01/21	330	314,929
County of Sullivan New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series H-1 (ACA), 4.90%, 7/01/21	330	325,202
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien:
Remarketing, Series A, 5.00%, 11/01/30	4,075	4,350,348
Series B, 6.00%, 11/01/30	375	426,244
County of Westchester New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series E-1 (ACA), 4.90%, 7/01/21	350	321,720
County of Westchester New York Local Development Corp., Refunding RB, Kendal On Hudson Project:
4.00%, 1/01/23	650	683,494
5.00%, 1/01/28	930	988,888
5.00%, 1/01/34	875	922,696
State of New York Dormitory Authority, RB:
General Purpose, Series E, 5.00%, 2/15/37	1,075	1,183,564
Healthcare, Series A, 5.00%, 3/15/38	250	280,068
Hudson Valley Hospital (BHAC), 5.00%, 8/15/36	750	817,657
Mental Health Services (AGM), 5.00%, 8/15/18 (d)	5	5,821
Mental Health Services (AGM), 5.00%, 2/15/22	995	1,139,444
New York State Association for Retarded Children, Inc., Series B (AMBAC), 6.00%, 7/01/32	700	764,568

See Notes to Financial Statements.

38	ANNUAL REPORT	JUNE 30, 2014

Schedule of Investments (continued)	BlackRock New York Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (continued)
Health (concluded)
New York University Hospitals Center, Series A, 5.75%, 7/01/31	$1,055	$1,177,074
New York University Hospitals Center, Series B, 5.63%, 7/01/37	530	580,043
North Shore-Long Island Jewish Obligated Group, Series A, 5.50%, 5/01/37	1,675	1,812,702
North Shore-Long Island Jewish Obligated Group, Series A, 5.75%, 5/01/37	1,725	1,890,583
State of New York Dormitory Authority, Refunding RB:
Miriam Osborn Memorial Home Association, 5.00%, 7/01/29	290	307,890
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	1,635	1,815,798
New York University Hospital Center, Series A, 5.00%, 7/01/36	1,500	1,557,525
North Shore-Long Island Jewish Obligated Group, Series A, 5.00%, 5/01/32	2,500	2,700,875
North Shore-Long Island Jewish Obligated Group, Series E, 5.50%, 5/01/33	1,000	1,087,760
St. Luke’s Roosevelt Hospital (FHA), 4.90%, 8/15/15 (d)	500	518,585
		38,406,577
Housing — 3.5%
City of New York New York Housing Development Corp., RB, M/F Housing, Series C, AMT, 5.05%, 11/01/36	1,220	1,252,623
City of Yonkers New York Industrial Development Agency, RB, AMT (SONYMA):
Monastery Manor Associates LP Project, 5.25%, 4/01/37	585	588,949
Sacred Heart Association Project, Series A, 5.00%, 10/01/37	1,640	1,686,297
County of Monroe New York Industrial Development Agency, IDRB, Southview Towers Project, AMT (SONYMA), 6.25%, 2/01/31	1,000	1,001,860
State of New York HFA, RB, M/F Housing, Series A, AMT:
Division Street (SONYMA), 5.10%, 2/15/38	875	883,916
Highland Avenue Senior Apartments (SONYMA), 5.00%, 2/15/39	2,000	2,023,400
Kensico Terrace Apartments (SONYMA), 4.90%, 2/15/38	645	649,102
Watergate II, 4.75%, 2/15/34	580	580,174
		8,666,321
State — 6.0%
State of New York, GO, Series A, 5.00%, 2/15/39	750	839,228
State of New York Dormitory Authority, RB, General Purpose:
Series B, 5.00%, 3/15/42	2,250	2,461,860
Series E, 5.00%, 2/15/29	1,715	1,947,177
State of New York Dormitory Authority, Refunding RB, General Purpose, Series D, 5.00%, 2/15/33	750	837,450
State of New York Thruway Authority, Refunding RB, Series A-1, 5.00%, 4/01/29	1,000	1,108,200
State of New York Urban Development Corp., RB, Personal Income Tax, Series A, 3.50%, 3/15/28	1,750	1,800,172
State of New York Urban Development Corp., Refunding RB:
Clarkson Center Advance Materials, 5.50%, 1/01/20	1,685	1,932,914
University Facilities Grants, 5.50%, 1/01/19	3,500	4,002,005
		14,929,006
Municipal Bonds	Par (000)	Value
New York (concluded)
Transportation — 10.6%
Metropolitan Transportation Authority, RB:
Dedicated Tax Fund, Series A, 5.63%, 11/15/39	$500	$570,320
Series A-1, 5.25%, 11/15/33	540	614,488
Series C, 6.50%, 11/15/28	1,760	2,101,370
Series E, 5.00%, 11/15/38	2,350	2,564,767
Series H, 5.00%, 11/15/25	1,000	1,154,330
Series H, 5.00%, 11/15/30	400	445,980
Metropolitan Transportation Authority, Refunding RB, Series F:
5.00%, 11/15/30	1,000	1,114,950
(AGM), 4.00%, 11/15/30	1,985	2,052,073
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC
Series 6, AMT (NPFGC), 6.25%, 12/01/14	2,620	2,698,783
Series 8, 6.00%, 12/01/42	2,000	2,280,240
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, AMT:
177th Series, 3.50%, 7/15/37	2,000	1,812,720
177th Series, 4.00%, 1/15/43	3,850	3,791,903
178th Series, 5.00%, 12/01/43	285	306,250
Port Authority of New York & New Jersey, Refunding RB, 178th Series, AMT, 5.00%, 12/01/32	1,000	1,106,760
State of New York Thruway Authority, Refunding RB, General, Series I:
5.00%, 1/01/37	920	1,005,293
5.00%, 1/01/42	280	301,000
Triborough Bridge & Tunnel Authority, Refunding RB:
CAB, Sub-Series A, 0.00%, 11/15/32 (b)	2,480	1,161,558
General, CAB, Series B, 0.00%, 11/15/32 (b)	1,520	733,354
Sub-Series A, 5.00%, 11/15/30	500	568,210
		26,384,349
Utilities — 7.6%
City of New York New York Municipal Water & Sewer System, Refunding RB, Fiscal 2013, Series BB, 5.00%, 6/15/47	2,000	2,172,180
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	500	571,965
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series FF-2, 5.50%, 6/15/40	800	907,240
Series HH, 5.00%, 6/15/32	950	1,061,767
Long Island Power Authority, RB, General, Electric System:
Series A (AGM), 5.00%, 5/01/36	500	534,865
Series C (CIFG), 5.25%, 9/01/29	3,000	3,574,560
Long Island Power Authority, Refunding RB, Electric System, Series A:
5.50%, 4/01/24	875	987,175
6.00%, 5/01/33	2,450	2,848,419
5.75%, 4/01/39	300	338,835
State of New York Environmental Facilities Corp., Refunding RB, Revolving Funds New York City Municipal Water Finance Authority Projects, 2nd General Resolution, Series B, 5.00%, 6/15/36	1,000	1,121,690
Utility Debt Securitization Authority, Refunding RB, Restructuring, Series E, 5.00%, 12/15/41	4,225	4,760,519
		18,879,215
Total Municipal Bonds in New York		225,774,481

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2014	39

Schedule of Investments (continued)	BlackRock New York Municipal Bond Fund (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Puerto Rico — 0.7%
Housing — 0.7%
Puerto Rico Housing Finance Authority, Refunding RB, M/F Housing, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	$1,695	$1,715,289
State — 0.0%
Puerto Rico Public Buildings Authority, RB, Government Facilities, Series I, 5.25%, 7/01/14 (d)	55	55,007
Total Municipal Bonds in Puerto Rico		1,770,296
Total Municipal Bonds — 91.2%		227,544,777

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
New York — 13.7%
County/City/Special District/School District — 2.8%
City of New York New York, GO:
Sub-Series G-1, 5.00%, 4/01/29	750	846,953
Sub-Series I-1, 5.00%, 3/01/36	1,500	1,667,535
City of New York New York Transitional Finance Authority, RB, Future Tax Secured, Fiscal 2012, Sub-Series D-1, 5.00%, 11/01/38	1,650	1,826,830
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (e)	2,250	2,564,881
		6,906,199
Education — 0.6%
State of New York Dormitory Authority, LRB, State University Dormitory Facilities, New York University, Series A, 5.25%, 7/01/29	1,350	1,512,999
State — 1.4%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	2,100	2,349,075
State of New York Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	1,000	1,087,070
		3,436,145
Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New York (concluded)
Transportation — 4.3%
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	$6,495	$7,181,456
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	1,500	1,692,075
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	1,560	1,775,327
		10,648,858
Utilities — 4.6%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2011, Series HH, 5.00%, 6/15/32	2,790	3,118,244
2nd General Resolution, Fiscal 2012, Series BB, 5.00%, 6/15/44	3,751	4,068,976
Series A, 4.75%, 6/15/30	4,000	4,373,560
		11,560,780
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 13.7%		34,064,981
Total Long-Term Investments (Cost — $245,653,125) — 104.9%		261,609,758

Short-Term Security	Shares
BIF New York Municipal Money Fund, 0.00%, (f)(g)	2,338,409	2,338,409
Total Short-Term Securities (Cost — $2,338,409) — 0.9%		2,338,409
Total Investments (Cost — $247,991,534) — 105.8%		263,948,167
Other Assets Less Liabilities — 1.7%		4,232,828
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (7.5%)		(18,714,141)
Net Assets — 100.0%		$249,466,854

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.
(b)	Zero-coupon bond.
(c)	Represents a step-up bond that pays an initial coupon rate for the first period then a higher coupon rate for the following periods. Rate shown is as of report date.
(d)
Represent bonds transferred to a TOB. In exchange for which the Fund received cash and residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)
All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreement, which expires on February 15, 2019 is $1,191,304.

(f)
Investments in issuers considered to be an affiliate of the Fund during the year ended June 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at June 30, 2013	Net Activity	Shares Held at June 30, 2014	Income
BIF New York Municipal Money Fund	4,783,356	(2,444,947)	2,338,409	$985

(g)	Represents the current yield as of report date.
•	Financial futures contracts outstanding as of June 30, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(213)	10-Year U.S. Treasury Note	Chicago Board of Trade	September 2014	$26,661,609	$(36,908)

See Notes to Financial Statements.

40	ANNUAL REPORT	JUNE 30, 2014

Schedule of Investments (concluded)	BlackRock New York Municipal Bond Fund

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

•
Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access
•
Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•
Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of June 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$261,609,758	—	$261,609,758
Short-Term Securities	$2,338,409	—	—	2,338,409
Total	$2,338,409	$261,609,758	—	$263,948,167
[1]	See above Schedule of Investments for values in each sector.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(36,908)	—	—	$(36,908)
[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of June 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$291,000	—	—	$291,000
Liabilities:
TOB trust certificates	—	$(18,710,577)	—	(18,710,577)
Total	$291,000	$(18,710,577)	—	$(18,419,577)

There were no transfers between levels during the year ended June 30, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2014	41

Statements of Assets and Liabilities

June 30, 2014	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Bond Fund
Assets
Investments at value — unaffiliated[1]	$448,649,753	$4,837,142,293	$859,269,753	$261,609,758
Investments at value — affiliated[2]	34,830,577	94,354,491	3,454,392	2,338,409
Cash pledged for financial futures contracts	648,000	2,290,000	—	291,000
Interest receivable	5,777,198	65,154,616	9,200,818	3,685,531
Investments sold receivable	60,000	9,577,546	1,825,000	646,550
Capital shares sold receivable	1,345,788	7,337,190	1,545,926	487,737
Prepaid expenses	97,566	106,115	47,660	23,765
Total assets	491,408,882	5,015,962,251	875,343,549	269,082,750

Liabilities
Investments purchased payable	4,210,960	89,944,264	30,312,486	—
Capital shares redeemed payable	826,548	9,908,589	2,302,522	94,299
Income dividends payable	838,595	6,175,982	243,170	524,879
Investment advisory fees payable	203,186	1,637,172	225,200	106,452
Bank overdraft	30,221	12,101	1,710	—
Service and distribution fees payable	74,987	775,192	63,909	47,040
TOB payable	45,000	—	—	—
Variation margin payable on financial futures contracts	37,034	136,728	—	16,642
Interest expense and fees payable	9,361	62,513	—	3,564
Officer’s and Directors’ fees payable	5,814	21,781	7,652	5,407
Other affiliates payable	641	11,304	2,276	604
Other accrued expenses payable	126,394	1,061,500	241,464	106,432
Total accrued liabilities	6,408,741	109,747,126	33,400,389	905,319

Other Liabilities
TOB trust certificates	28,975,775	286,094,931	—	18,710,577
Total liabilities	35,384,516	395,842,057	33,400,389	19,615,896
Net Assets	$456,024,366	$4,620,120,194	$841,943,160	$249,466,854

Net Assets Consist of
Paid-in capital	$457,583,674	$4,380,606,071	$840,372,803	$244,186,077
Undistributed net investment income	619,117	1,074,999	490,230	488,440
Accumulated net realized loss	(20,994,254)	(123,861,051)	(3,310,155)	(11,127,388)
Net unrealized appreciation/depreciation	18,815,829	362,300,175	4,390,282	15,919,725
Net Assets	$456,024,366	$4,620,120,194	$841,943,160	$249,466,854

[1] Investments at cost — unaffiliated	$430,077,667	$4,474,120,980	$854,879,471	$245,653,125

[2] Investments at cost — affiliated	$34,830,577	$94,354,491	$3,454,392	$2,338,409
See Notes to Financial Statements.

42	ANNUAL REPORT	JUNE 30, 2014

Statements of Assets and Liabilities (concluded)

June 30, 2014	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Bond Fund
Net Asset Value
BlackRock:
Net assets	—	$366,178,547	$8,813,896	—
Shares outstanding, $0.10 par value	—	33,664,067	868,011	—
Net asset value	—	$10.88	$10.15	—
Shares authorized		375 Million	150 Million
Institutional:
Net assets	$242,948,667	$1,796,660,244	$619,700,347	$34,777,418
Shares outstanding, $0.10 par value	26,640,884	165,189,935	61,014,053	3,222,081
Net asset value	$9.12	$10.88	$10.16	$10.79
Shares authorized	100 Million	375 Million	150 Million	Unlimited
Service:
Net assets	—	$1,088,505	—	—
Shares outstanding, $0.10 par value	—	100,191	—	—
Net asset value	—	$10.86	—	—
Shares authorized		375 Million
Investor A:
Net assets	$161,217,702	$1,990,728,776	$137,629,227	$46,083,781
Shares outstanding, $0.10 par value	17,720,183	182,924,907	13,543,070	4,266,009
Net asset value	$9.10	$10.88	$10.16	$10.80
Shares authorized	100 Million	375 Million	150 Million	Unlimited
Investor A1:
Net assets	—	—	$37,279,805	$132,183,993
Shares outstanding, $0.10 par value	—	—	3,667,406	12,237,707
Net asset value	—	—	$10.17	$10.80
Shares authorized			150 Million	Unlimited
Investor B:
Net assets	—	$4,704,877	—	—
Shares outstanding, $0.10 par value	—	432,741	—	—
Net asset value	—	$10.87	—	—
Shares authorized		375 Million
Investor C:
Net assets	$51,857,997	$389,611,830	$38,519,885	$27,594,687
Shares outstanding, $0.10 par value	5,685,218	35,798,271	3,826,644	2,555,765
Net asset value	$9.12	$10.88	$10.07	$10.80
Shares authorized	100 Million	375 Million	150 Million	Unlimited
Investor C1:
Net assets	—	$71,147,415	—	$8,826,975
Shares outstanding, $0.10 par value	—	6,539,975	—	817,321
Net asset value	—	$10.88	—	$10.80
Shares authorized		375 Million		Unlimited

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2014	43

Statements of Operations

Year Ended June 30, 2014	BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund	BlackRock New York Municipal Bond Fund
Investment Income
Interest	$19,417,429	$205,294,483	$8,037,381	$11,886,252
Income — affiliated	5,108	31,828	4,540	985
Dividends	—	123,666	—	—
Total income	19,422,537	205,449,977	8,041,921	11,887,237

Expenses
Investment advisory	1,820,923	21,264,731	2,844,872	1,322,495
Service — Service	—	2,472	—	—
Service — Investor A	289,205	4,383,273	389,404	109,334
Service — Investor A1	—	—	40,583	131,075
Service and distribution — Investor B	—	51,033	—	—
Service and distribution — Investor C	444,282	4,044,822	446,753	243,043
Service and distribution — Investor C1	—	592,586	—	53,875
Transfer agent — BlackRock	—	146,829	262	—
Transfer agent — Institutional	82,253	2,047,419	709,004	21,441
Transfer agent — Service	—	830	—	—
Transfer agent — Investor A	51,055	1,462,838	47,738	24,002
Transfer agent — Investor A1	—	—	19,278	64,663
Transfer agent — Investor B	—	5,770	—	—
Transfer agent — Investor C	26,513	200,736	29,013	11,864
Transfer agent — Investor C1	—	38,624	—	3,314
Accounting services	68,890	681,730	169,490	52,571
Registration	86,616	267,870	118,752	66,898
Professional	73,918	190,673	63,092	95,800
Custodian	26,890	184,422	53,176	16,924
Officer and Directors	18,077	74,294	25,496	17,591
Printing	13,082	79,770	21,881	19,598
Miscellaneous	48,492	126,079	50,263	45,516
Total expenses excluding interest expense and fees	3,050,196	35,846,801	5,029,057	2,300,004
Interest expense and fees[1]	242,179	2,600,038	—	118,315
Total expenses	3,292,375	38,446,839	5,029,057	2,418,319
Less fees waived by Manager	(6,987)	(2,325,780)	(6,946)	(8,970)
Less fees paid indirectly	—	(228)	(49)	—
Less transfer agent fees waived and/or reimbursed — class specific	—	(1,621,052)	(641,737)	(3,662)
Total expenses after fees waived and/or reimbursed and paid indirectly	3,285,388	34,499,779	4,380,325	2,405,687
Net investment income	16,137,149	170,950,198	3,661,596	9,481,550

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(9,714,327)	(40,027,711)	666,810	(5,817,620)
Investments — affiliated	—	(14,911)	—	—
Financial futures contracts	(1,458,740)	(1,311,986)	—	(721,422)
	(11,173,067)	(41,354,608)	666,810	(6,539,042)
Net change in unrealized appreciation/depreciation on:
Investments	21,253,991	167,282,055	2,495,173	13,410,614
Financial futures contracts	243,743	(721,138)	—	(36,908)
	21,497,734	166,560,917	2,495,173	13,373,706
Total realized and unrealized gain	10,324,667	125,206,309	3,161,983	6,834,664
Net Increase in Net Assets Resulting from Operations	$26,461,816	$296,156,507	$6,823,579	$16,316,214

[1]	Related to TOBs.

See Notes to Financial Statements.

44	ANNUAL REPORT	JUNE 30, 2014

Statements of Changes in Net Assets	BlackRock High Yield Municipal Fund

	Year Ended June 30,
Increase (Decrease) in Net Assets:	2014	2013
Operations
Net investment income	$16,137,149	$16,159,940
Net realized gain (loss)	(11,173,067)	2,760,430
Net change in unrealized appreciation/depreciation	21,497,734	(22,192,199)
Net increase (decrease) in net assets resulting from operations	26,461,816	(3,271,829)

Dividends to Shareholders From[1]
Net investment income:
Institutional	(8,755,988)	(9,456,574)
Investor A	(5,537,396)	(4,737,961)
Investor C	(1,802,489)	(1,764,364)
Decrease in net assets resulting from dividends to shareholders	(16,095,873)	(15,958,899)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	91,901,895	75,265,351

Net Assets
Total increase in net assets	102,267,838	56,034,623
Beginning of year	353,756,528	297,721,905
End of year	$456,024,366	$353,756,528
Undistributed net investment income, end of year	$619,117	$645,392
[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2014	45

Statements of Changes in Net Assets	BlackRock National Municipal Fund

	Year Ended June 30,
Increase (Decrease) in Net Assets:	2014	2013
Operations
Net investment income	$170,950,198	$179,028,627
Net realized gain (loss)	(41,354,608)	23,008,228
Net change in unrealized appreciation/depreciation	166,560,917	(200,850,559)
Net increase in net assets resulting from operations	296,156,507	1,186,296

Dividends to Shareholders From[1]
Net investment income:
BlackRock	(15,268,768)	(16,478,501)
Institutional	(73,538,187)	(78,063,161)
Service	(36,974)	(39,886)
Investor A	(66,764,964)	(69,214,785)
Investor B	(228,752)	(548,282)
Investor B1	—	(10,852)
Investor C	(12,440,707)	(14,114,377)
Investor C1	(2,418,004)	(2,782,477)
Decrease in net assets resulting from dividends to shareholders	(170,696,356)	(181,252,321)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(303,804,548)	194,432,549

Net Assets
Total increase (decrease) in net assets	(178,344,397)	14,366,524
Beginning of year	4,798,464,591	4,784,098,067
End of year	$4,620,120,194	$4,798,464,591
Undistributed net investment income, end of year	$1,074,999	$1,550,968

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

46	ANNUAL REPORT	JUNE 30, 2014

Statements of Changes in Net Assets	BlackRock Short-Term Municipal Fund

	Year Ended June 30,
Increase (Decrease) in Net Assets:	2014	2013
Operations
Net investment income	$3,661,596	$6,284,890
Net realized gain	666,810	1,211,638
Net change in unrealized appreciation/depreciation	2,495,173	(7,023,918)
Net increase in net assets resulting from operations	6,823,579	472,610

Dividends to Shareholders From[1]
Net investment income:
BlackRock	(46,398)	(244,479)
Institutional	(3,081,629)	(4,013,703)
Investor A	(375,597)	(787,761)
Investor A1	(157,972)	(263,300)
Investor B	—	(3,735)
Decrease in net assets resulting from dividends to shareholders	(3,661,596)	(5,312,978)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	32,237,349	(220,043,973)

Net Assets
Total increase (decrease) in net assets	35,399,332	(224,884,341)
Beginning of year	806,543,828	1,031,428,169
End of year	$841,943,160	$806,543,828
Undistributed net investment income, end of year	$490,230	$491,597

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2014	47

Statements of Changes in Net Assets	BlackRock New York Municipal Bond Fund

	Year Ended June 30,
Increase (Decrease) in Net Assets:	2014	2013
Operations
Net investment income	$9,481,550	$10,900,511
Net realized gain (loss)	(6,539,042)	1,478,284
Net change in unrealized appreciation/depreciation	13,373,706	(16,234,658)
Net increase (decrease) in net assets resulting from operations	16,316,214	(3,855,863)

Dividends to Shareholders From[1]
Net investment income:
Institutional	(1,340,266)	(1,454,595)
Investor A	(1,717,229)	(1,948,790)
Investor A1	(5,344,715)	(6,096,687)
Investor B	—	(79,619)
Investor C	(771,138)	(886,250)
Investor C1	(322,487)	(379,979)
Decrease in net assets resulting from dividends to shareholders	(9,495,835)	(10,845,920)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(19,191,360)	7,152,215

Net Assets
Total decrease in net assets	(12,370,981)	(7,549,568)
Beginning of year	261,837,835	269,387,403
End of year	$249,466,854	$261,837,835
Undistributed net investment income, end of year	$488,440	$504,768
[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

48	ANNUAL REPORT	JUNE 30, 2014

Financial Highlights	BlackRock High Yield Municipal Fund

	Institutional						Investor A
	Year Ended June 30,						Year Ended June 30,
	2014		2013	2012	2011	2010	2014		2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$8.86		$9.26	$8.35	$8.47	$7.29	$8.84		$9.24	$8.33	$8.46	$7.28
Net investment income[1]	0.44		0.44	0.46	0.46	0.46	0.41		0.42	0.43	0.43	0.43
Net realized and unrealized gain (loss)	0.26		(0.40)	0.90	(0.13)	1.18	0.26		(0.41)	0.91	(0.13)	1.18
Net increase from investment operations	0.70		0.04	1.36	0.33	1.64	0.67		0.01	1.34	0.30	1.61
Dividends from net investment income[2]	(0.44)		(0.44)	(0.45)	(0.45)	(0.46)	(0.41)		(0.41)	(0.43)	(0.43)	(0.43)
Net asset value, end of year	$9.12		$8.86	$9.26	$8.35	$8.47	$9.10		$8.84	$9.24	$8.33	$8.46

Total Investment Return[3]
Based on net asset value	8.31%		0.17%	16.72%	4.14%	22.88%	8.05%		(0.09	16.44%	3.73%	22.58%

Ratios to Average Net Assets
Total expenses	0.76%	[4]	0.76%	0.79%	0.78%	0.83%	1.01%	[4]	1.01%	1.06%	1.05%	1.09%

Total expenses after fees waived	0.76%	[4]	0.76%	0.79%	0.78%	0.83%	1.01%	[4]	1.01%	1.06%	1.05%	1.09%

Total expenses after fees waived and excluding interest expense and fees[5]	0.69%	[4]	0.66%	0.70%	0.72%	0.79%	0.94%	[4]	0.91%	0.97%	0.99%	1.05%

Net investment income	5.02%		4.63%	5.18%	5.49%	5.63%	4.80%		4.38%	4.85%	5.21%	5.33%

Supplemental Data
Net assets, end of year (000)	$242,949		$198,416	$176,895	$111,669	$94,146	$161,218		$104,693	$83,840	$27,993	$25,105

Portfolio turnover	40%		21%	17%	31%	32%	40%		21%	17%	31%	32%

[1]	Based on average shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
[5]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2014	49

Financial Highlights (concluded)	BlackRock High Yield Municipal Fund

	Investor C
	Year Ended June 30,
	2014		2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$8.87		$9.27	$8.35	$8.47	$7.29
Net investment income[1]	0.35		0.34	0.36	0.37	0.37
Net realized and unrealized gain (loss)	0.25		(0.40)	0.92	(0.12)	1.18
Net increase (decrease) from investment operations	0.60		(0.06)	1.28	0.25	1.55
Dividends from net investment income[2]	(0.35)		(0.34)	(0.36)	(0.37)	(0.37)
Net asset value, end of year	$9.12		$8.87	$9.27	$8.35	$8.47

Total Investment Return[3]
Based on net asset value	7.11%		(0.84)%	15.65%	3.07%	21.61%

Ratios to Average Net Assets
Total expenses	1.78%	[4]	1.78%	1.82%	1.82%	1.88%
Total expenses after fees waived	1.78%	[4]	1.78%	1.82%	1.82%	1.88%
Total expenses after fees waived and excluding interest expense and fees[5]	1.70%	[4]	1.68%	1.73%	1.77%	1.84%
Net investment income	4.08%		3.62%	4.12%	4.45%	4.58%

Supplemental Data
Net assets, end of year (000)	$51,858		$50,647	$36,987	$17,945	$14,560
Portfolio turnover	40%		21%	17%	31%	32%

[1]	Based on average shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
[5]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

50	ANNUAL REPORT	JUNE 30, 2014

Financial Highlights	BlackRock National Municipal Fund

	BlackRock
	Year Ended June 30,
	2014	2013	July 18, 2011[1] to June 30, 2012
Per Share Operating Performance
Net asset value, beginning of year	$10.56	$10.91	$10.11
Net investment income[2]	0.43	0.41	0.45
Net realized and unrealized gain (loss)	0.32	(0.34)	0.79
Net increase from investment operations	0.75	0.07	1.24
Dividends from net investment income[3]	(0.43)	(0.42)	(0.44)
Net asset value, end of year	$10.88	$10.56	$10.91

Total Investment Return[4]
Based on net asset value	7.30%	0.47%	12.48%	[5]

Ratios to Average Net Assets
Total expenses	0.61%	0.61%	0.62%	[6]
Total expenses after fees waived and/or reimbursed and paid indirectly	0.52%	0.52%	0.54%	[6]
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and reorganization costs[7]	0.46%	0.46%	0.46%	[6]
Net investment income	4.09%	3.69%	4.41%	[6]

Supplemental Data
Net assets, end of year (000)	$366,179	$401,538	$446,620
Portfolio turnover	35%	37%	39%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2014	51

Financial Highlights (continued)	BlackRock National Municipal Fund

	Institutional
	Year Ended June 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.56	$10.91	$10.05	$10.19	$9.61
Net investment income[1]	0.42	0.40	0.46	0.49	0.48
Net realized and unrealized gain (loss)	0.32	(0.35)	0.85	(0.14)	0.57
Net increase from investment operations	0.74	0.05	1.31	0.35	1.05
Dividends from net investment income[2]	(0.42)	(0.40)	(0.45)	(0.49)	(0.47)
Net asset value, end of year	$10.88	$10.56	$10.91	$10.05	$10.19

Total Investment Return[3]
Based on net asset value	7.19%	0.37%	13.28%	3.49%	11.16%

Ratios to Average Net Assets
Total expenses	0.68%	0.68%	0.69%	0.69%	0.62%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.63%	0.62%	0.65%	0.69%	0.62%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and reorganization costs[4]	0.57%	0.56%	0.57%	0.60%	0.59%
Net investment income	3.98%	3.59%	4.31%	4.83%	4.76%

Supplemental Data
Net assets, end of year (000)	$1,796,660	$2,029,739	$2,037,090	$1,207,501	$1,103,381
Portfolio turnover	35%	37%	39%	51%	70%
[1]	Based on average shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Where applicable, assumes the reinvestment of dividends and distributions.
[4]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

52	ANNUAL REPORT	JUNE 30, 2014

Financial Highlights (continued)	BlackRock National Municipal Fund

	Service
	Year Ended June 30,
	2014	2013	July 18, 2011[1] to June 30, 2012
Per Share Operating Performance
Net asset value, beginning of year	$10.55	$10.90	$10.11
Net investment income[2]	0.43	0.38	0.42
Net realized and unrealized gain (loss)	0.27	(0.37)	0.77
Net increase from investment operations	0.70	0.01	1.19
Dividends from net investment income[3]	(0.39)	(0.36)	(0.40)
Net asset value, end of year	$10.86	$10.55	$10.90

Total Investment Return[4]
Based on net asset value	6.85%	(0.05)%	11.97%	[5]

Ratios to Average Net Assets
Total expenses	0.90%	1.09%	0.91%	[6]
Total expenses after fees waived and/or reimbursed and paid indirectly	0.85%	1.04%	0.86%	[6]
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and reorganization costs[7]	0.79%	0.97%	0.78%	[6]
Net investment income	4.04%	3.42%	4.11%	[6]

Supplemental Data
Net assets, end of year (000)	$1,089	$1,171	$1,214
Portfolio turnover	35%	37%	39%

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of dividends and distributions.
[5]	Aggregate total investment return.
[6]	Annualized.
[7]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2014	53

Financial Highlights (continued)	BlackRock National Municipal Fund

	Investor A					Investor B
	Year Ended June 30,					Year Ended June 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.57	$10.92	$10.06	$10.19	$9.62	$10.56	$10.91	$10.05	$10.18	$9.61
Net investment income[1]	0.40	0.38	0.44	0.46	0.45	0.36	0.33	0.39	0.41	0.40
Net realized and unrealized gain (loss)	0.31	(0.34)	0.85	(0.13)	0.57	0.30	(0.35)	0.85	(0.12)	0.57
Net increase (decrease) from investment operations	0.71	0.04	1.29	0.33	1.02	0.66	(0.02)	1.24	0.29	0.97
Dividends from net investment income[2]	(0.40)	(0.39)	(0.43)	(0.46)	(0.45)	(0.35)	(0.33)	(0.38)	(0.42)	(0.40)
Net asset value, end of year	$10.88	$10.57	$10.92	$10.06	$10.19	$10.87	$10.56	$10.91	$10.05	$10.18

Total Investment Return[3]
Based on net asset value	6.93%	0.21%	13.10%	3.36%	10.77%	6.41%	(0.30)%	12.56%	2.89%	10.21%

Ratios to Average Net Assets
Total expenses	0.90%	0.92%	0.91%	0.92%	0.87%	1.40%	1.41%	1.44%	1.44%	1.39%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.78%	0.78%	0.80%	0.92%	0.87%	1.28%	1.29%	1.30%	1.38%	1.38%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and reorganization costs[4]	0.72%	0.72%	0.72%	0.83%	0.84%	1.22%	1.23%	1.22%	1.30%	1.36%
Net investment income	3.81%	3.42%	4.15%	4.60%	4.52%	3.38%	2.96%	3.69%	4.10%	3.99%

Supplemental Data
Net assets, end of year (000)	$1,990,729	$1,791,782	$1,688,258	$855,849	$820,009	$4,705	$10,260	$27,169	$30,346	$46,152
Portfolio turnover	35%	37%	39%	51%	70%	35%	37%	39%	51%	70%

[1]	Based on average shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

54	ANNUAL REPORT	JUNE 30, 2014

Financial Highlights (concluded)	BlackRock National Municipal Fund

	Investor C					Investor C1
	Year Ended June 30,					Year Ended June 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.57	$10.92	$10.06	$10.19	$9.62	$10.56	$10.91	$10.06	$10.19	$9.61
Net investment income[1]	0.32	0.30	0.36	0.39	0.38	0.34	0.32	0.38	0.41	0.40
Net realized and unrealized gain (loss)	0.31	(0.35)	0.86	(0.13)	0.57	0.32	(0.35)	0.85	(0.13)	0.57
Net increase (decrease) from investment operations	0.63	(0.05)	1.22	0.26	0.95	0.66	(0.03)	1.23	0.28	0.97
Dividends from net investment income[2]	(0.32)	(0.30)	(0.36)	(0.39)	(0.38)	(0.34)	(0.32)	(0.38)	(0.41)	(0.39)
Net asset value, end of year	$10.88	$10.57	$10.92	$10.06	$10.19	$10.88	$10.56	$10.91	$10.06	$10.19

Total Investment Return[3]
Based on net asset value	6.13%	(0.53)%	12.26%	2.60%	9.95%	6.43%	(0.35)%	12.37%	2.80%	10.28%

Ratios to Average Net Assets
Total expenses	1.62%	1.62%	1.64%	1.66%	1.61%	1.42%	1.42%	1.44%	1.47%	1.42%
Total expenses after fees waived and/or reimbursed and paid indirectly	1.53%	1.53%	1.55%	1.66%	1.61%	1.34%	1.34%	1.36%	1.46%	1.42%
Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees and reorganization costs [4]	1.47%	1.47%	1.47%	1.58%	1.58%	1.28%	1.28%	1.28%	1.38%	1.39%
Net investment income	3.08%	2.67%	3.40%	3.85%	3.77%	3.27%	2.88%	3.60%	4.04%	3.96%

Supplemental Data
Net assets, end of year (000)	$389,612	$480,207	$483,092	$281,024	$292,132	$71,147	$83,766	$100,161	$73,302	$88,427
Portfolio turnover	35%	37%	39%	51%	70%	35%	37%	39%	51%	70%

[1]	Based on average shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2014	55

Financial Highlights	BlackRock Short-Term Municipal Fund

	BlackRock					Institutional
	Year Ended June 30,					Year Ended June 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.11	$10.18	$10.18	$10.19	$10.14	$10.12	$10.17	$10.18	$10.18	$10.13
Net investment income[1]	0.04	0.07	0.09	0.12	0.15	0.05	0.07	0.09	0.13	0.15
Net realized and unrealized gain (loss)	0.05	(0.07)	0.02	(0.00)[2]	0.06	0.04	(0.05)	0.01	(0.00)[2]	0.06
Net increase from investment operations	0.09	—	0.11	0.12	0.21	0.09	0.02	0.10	0.13	0.21
Dividends from net investment income[3]	(0.05)	(0.07)	(0.11)	(0.13)	(0.16)	(0.05)	(0.07)	(0.11)	(0.13)	(0.16)
Net asset value, end of year	$10.15	$10.11	$10.18	$10.18	$10.19	$10.16	$10.12	$10.17	$10.18	$10.18

Total Investment Return[4]
Based on net asset value	0.91%	0.00%	1.07%	1.17%	2.04%	0.90%	0.19%	0.96%	1.27%	2.04%

Ratios to Average Net Assets
Total expenses	0.39%	0.39%	0.39%	0.40%	0.41%	0.51%	0.51%	0.50%	0.49%	0.48%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.39%	0.39%	0.39%	0.39%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
Net investment income	0.35%	0.79%	0.93%	1.25%	1.42%	0.54%	0.82%	0.93%	1.26%	1.50%

Supplemental Data
Net assets, end of year (000)	$8,814	$10,372	$63,503	$43,941	$17,244	$619,700	$529,687	$643,910	$603,837	$628,194
Portfolio turnover	56%	41%	51%	44%	36%	56%	41%	51%	44%	36%

[1]	Based on average shares outstanding.
[2]	Amount is greater than $(0.005) per share.
[3]	Determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

56	ANNUAL REPORT	JUNE 30, 2014

Financial Highlights (continued)	BlackRock Short-Term Municipal Fund

	Investor A						Investor A1
	Year Ended June 30,						Year Ended June 30,
	2014	2013	2012		2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.12	$10.18	$10.19		$10.19	$10.13	$10.12	$10.18	$10.19	$10.19	$10.14
Net investment income[1]	0.03	0.04	0.07		0.10	0.12	0.04	0.06	0.08	0.12	0.14
Net realized and unrealized gain (loss)	0.03	(0.06)	0.00	[2]	(0.00)[3]	0.07	0.05	(0.06)	0.01	(0.00)[3]	0.05
Net increase (decrease) from investment operations	0.06	(0.02)	0.07		0.10	0.19	0.09	—	0.09	0.12	0.19
Dividends from net investment income[4]	(0.02)	(0.04)	(0.08)		(0.10)	(0.13)	(0.04)	(0.06)	(0.10)	(0.12)	(0.14)
Net asset value, end of year	$10.16	$10.12	$10.18		$10.19	$10.19	$10.17	$10.12	$10.18	$10.19	$10.19

Total Investment Return[5]
Based on net asset value	0.64%	(0.18)%	0.69%		0.99%	1.86%	0.88%	(0.03)%	0.84%	1.14%	1.91%

Ratios to Average Net Assets
Total expenses	0.67%	0.68%	0.66%		0.67%	0.68%	0.54%	0.54%	0.54%	0.54%	0.55%
Total expenses after fees waived and/or reimbursed and paid indirectly	0.67%	0.68%	0.66%		0.67%	0.67%	0.52%	0.52%	0.51%	0.52%	0.52%
Net investment income	0.26%	0.54%	0.67%		1.00%	1.20%	0.42%	0.70%	0.81%	1.14%	1.41%

Supplemental Data
Net assets, end of year (000)	$137,629	$172,314	$204,729		$221,827	$297,336	$37,280	$44,139	$48,377	$53,141	$66,404
Portfolio turnover	56%	41%	51%		44%	36%	56%	41%	51%	44%	36%

[1]	Based on average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Amount is greater than $(0.005) per share.
[4]	Determined in accordance with federal income tax regulations.
[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2014	57

Financial Highlights (concluded)	BlackRock Short-Term Municipal Fund

	Investor C
	Year Ended June 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.08	$10.18	$10.18	$10.18	$10.13
Net investment income (loss)[1]	(0.06)	(0.04)	(0.01)	0.02	0.05
Net realized and unrealized gain (loss)	0.05	(0.06)	0.01	(0.00)[2]	0.05
Net increase (decrease) from investment operations	(0.01)	(0.10)	—	0.02	0.10
Dividends from net investment income[3]	—	—	(0.00)[2]	(0.02)	(0.05)
Net asset value, end of year	$10.07	$10.08	$10.18	$10.18	$10.18

Total Investment Return[4]
Based on net asset value	(0.10)%	(0.98)%	0.01%	0.21%	0.97%

Ratios to Average Net Assets
Total expenses	1.45%	1.46%	1.44%	1.45%	1.46%
Total expenses after fees waived and/or reimbursed and paid indirectly	1.45%	1.46%	1.44%	1.45%	1.45%
Net investment income (loss)	(0.55)%	(0.27)%	(0.11)%	0.22%	0.44%

Supplemental Data
Net assets, end of year (000)	$38,520	$50,033	$68,693	$86,264	$117,792
Portfolio turnover	56%	41%	51%	44%	36%
[1]	Based on average shares outstanding.
[2]	Amount is greater than $(0.005) per share.
[3]	Determined in accordance with federal income tax regulations.
[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

58	ANNUAL REPORT	JUNE 30, 2014

Financial Highlights	BlackRock New York Municipal Bond Fund

	Institutional					Investor A
	Year Ended June 30,					Year Ended June 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.46	$11.01	$10.36	$10.55	$9.81	$10.47	$11.02	$10.37	$10.55	$9.82
Net investment income[1]	0.43	0.46	0.47	0.50	0.49	0.41	0.43	0.45	0.47	0.47
Net realized and unrealized gain (loss)	0.33	(0.55)	0.65	(0.20)	0.74	0.33	(0.55)	0.65	(0.19)	0.72
Net increase (decrease) from investment operations	0.76	(0.09)	1.12	0.30	1.23	0.74	(0.12)	1.10	0.28	1.19
Dividends from net investment income[2]	(0.43)	(0.46)	(0.47)	(0.49)	(0.49)	(0.41)	(0.43)	(0.45)	(0.46)	(0.46)
Net asset value, end of year	$10.79	$10.46	$11.01	$10.36	$10.55	$10.80	$10.47	$11.02	$10.37	$10.55

Total Investment Return[3]
Based on net asset value	7.52%	(1.06)%	11.06%	2.97%	12.74%	7.26%	(1.30)%	10.77%	2.76%	12.33%

Ratios to Average Net Assets
Total expenses	0.80%	0.77%	0.80%	0.72%	0.76%	1.03%	1.02%	1.06%	1.02%	1.02%
Total expenses after fees waived and paid indirectly	0.79%	0.77%	0.80%	0.72%	0.76%	1.03%	1.02%	1.06%	1.01%	1.02%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4]	0.74%	0.71%	0.76%	0.70%	0.75%	0.98%	0.95%	1.02%	1.00%	1.01%
Net investment income	4.16%	4.07%	4.43%	4.78%	4.77%	3.92%	3.82%	4.17%	4.47%	4.50%

Supplemental Data
Net assets, end of year (000)	$34,777	$34,029	$31,875	$25,864	$23,841	$46,084	$50,220	$43,030	$35,751	$37,736
Portfolio turnover	18%	24%	19%	17%	19%	18%	24%	19%	17%	19%

[1]	Based on average shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2014	59

Financial Highlights (continued)	BlackRock New York Municipal Bond Fund

	Investor A1
	Year Ended June 30,
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.46	$11.02	$10.37	$10.55	$9.82
Net investment income[1]	0.42	0.44	0.47	0.49	0.48
Net realized and unrealized gain (loss)	0.34	(0.56)	0.65	(0.19)	0.73
Net increase (decrease) from investment operations	0.76	(0.12)	1.12	0.30	1.21
Dividends from net investment income[2]	(0.42)	(0.44)	(0.47)	(0.48)	(0.48)
Net asset value, end of year	$10.80	$10.46	$11.02	$10.37	$10.55

Total Investment Return[3]
Based on net asset value	7.53%	(1.24)%	10.97%	2.95%	12.49%

Ratios to Average Net Assets
Total expenses	0.88%	0.87%	0.88%	0.84%	0.88%
Total expenses after fees waived and paid indirectly	0.88%	0.87%	0.88%	0.83%	0.87%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4]	0.83%	0.80%	0.84%	0.82%	0.86%
Net investment income	4.07%	3.98%	4.36%	4.66%	4.65%

Supplemental Data
Net assets, end of year (000)	$132,184	$140,469	$154,473	$151,327	$162,305
Portfolio turnover	18%	24%	19%	17%	19%

[1]	Based on average shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

60	ANNUAL REPORT	JUNE 30, 2014

Financial Highlights (concluded)	BlackRock New York Municipal Bond Fund

	Investor C					Investor C1
	Year Ended June 30,					Year Ended June 30,
	2014	2013	2012	2011	2010	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$10.46	$11.01	$10.37	$10.55	$9.81	$10.46	$11.02	$10.37	$10.55	$9.81
Net investment income[1]	0.33	0.34	0.37	0.39	0.39	0.37	0.39	0.42	0.43	0.43
Net realized and unrealized gain (loss)	0.34	(0.55)	0.64	(0.18)	0.74	0.34	(0.56)	0.64	(0.18)	0.74
Net increase (decrease) from investment operations	0.67	(0.21)	1.01	0.21	1.13	0.71	(0.17)	1.06	0.25	1.17
Dividends from net investment income[2]	(0.33)	(0.34)	(0.37)	(0.39)	(0.39)	(0.37)	(0.39)	(0.41)	(0.43)	(0.43)
Net asset value, end of year	$10.80	$10.46	$11.01	$10.37	$10.55	$10.80	$10.46	$11.02	$10.37	$10.55

Total Investment Return[3]
Based on net asset value	6.57%	(2.04)%	9.89%	2.03%	11.62%	7.00%	(1.73)%	10.43%	2.44%	12.06%

Ratios to Average Net Assets
Total expenses	1.78%	1.77%	1.77%	1.73%	1.77%	1.37%	1.36%	1.37%	1.33%	1.37%
Total expenses after fees waived and paid indirectly	1.77%	1.77%	1.77%	1.73%	1.76%	1.36%	1.36%	1.37%	1.33%	1.37%
Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4]	1.72%	1.70%	1.73%	1.72%	1.75%	1.31%	1.29%	1.33%	1.32%	1.36%
Net investment income	3.17%	3.07%	3.45%	3.76%	3.76%	3.58%	3.49%	3.86%	4.16%	4.16%

Supplemental Data
Net assets, end of year (000)	$27,595	$27,082	$25,201	$17,180	$17,597	$8,827	$10,038	$11,093	$10,694	$12,391
Portfolio turnover	18%	24%	19%	17%	19%	18%	24%	19%	17%	19%

[1]	Based on average shares outstanding.
[2]	Determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.
[4]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	JUNE 30, 2014	61

Notes to Financial Statements

1. Organization:

BlackRock High Yield Municipal Fund (“High Yield Municipal”), BlackRock National Municipal Fund (“National Municipal”) and BlackRock Short-Term Municipal Fund (“Short-Term Municipal”) of BlackRock Municipal Bond Fund, Inc. (the “Corporation”) and BlackRock New York Municipal Bond Fund (“New York Municipal”) of BlackRock Multi-State Municipal Series Trust (the “Trust”) (collectively, the “Funds” or individually, the “Fund”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as diversified, open-end management investment companies. The Corporation is organized as a Maryland corporation. The Trust is organized as a Massachusetts business trust. The Board of Directors of the Corporation and the Board of Trustees of the Trust are referred to throughout this report as the “Board of Directors” or the “Board.”

Each Fund offers multiple classes of shares. BlackRock, Institutional and Service Shares are sold without a sales charge and only to certain eligible investors. Investor A and Investor A1 Shares are generally sold with an initial sales charge but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B, Investor C and Investor C1 Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Service, Investor A, Investor A1, Investor B, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Investor A1, Investor B and Investor C1 Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and shareholders may vote on material changes to the Investor A distribution and service plan).

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair value of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts) or certain borrowings (e.g. TOBs) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange or broker-dealer or custodian as collateral for certain investments or obligations.

62	ANNUAL REPORT	JUNE 30, 2014

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of the fund, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days prior notice, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the year ended June 30, 2014, no TOBs in which the Funds participated were terminated without the consent of the Funds.

ANNUAL REPORT	JUNE 30, 2014	63

Notes to Financial Statements (continued)

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Fund. The Fund typically invests the cash received in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of the Fund’s payable to the holder of the TOB Trust Certificates, as reported in Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Funds may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Fund invests in TOBs on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB on a recourse basis, the Fund will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB, these losses will be shared ratably, including the maximum potential amounts owed by the Funds at June 30, 2014, in proportion to their participation. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by each Fund at June 30, 2014.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense and fees in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At June 30, 2014, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for Trust Certificates	Range of Interest Rates
High Yield Municipal	$52,375,626	$28,975,775	0.06% - 0.18%
National Municipal	$630,464,192	$286,094,931	0.06% - 0.21%
New York Municipal	$34,064,981	$18,710,577	0.06% - 0.11%

For the year ended June 30, 2014, the Funds’ average TOB trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
High Yield Municipal	$35,928,616	0.67%
National Municipal	$421,772,115	0.60%
New York Municipal	$19,095,756	0.63%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the

64	ANNUAL REPORT	JUNE 30, 2014

Notes to Financial Statements (continued)

broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation and, if applicable, as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:

Fair Value of Derivative Financial Instruments as of June 30, 2014

		High Yield Municipal		National Municipal		New York Municipal
		Value
	Statement of Assets and Liabilities Location	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities

Interest rate contracts:
Financial futures contracts	Net unrealized appreciation/depreciation[1]	$243,743	—	—	$721,138	—	$36,908

[1]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended June 30, 2014

	Net Realized Gain (Loss) From			Net Change in Unrealized Appreciation/Depreciation on
	High Yield Municipal	National Municipal	New York Municipal	High Yield Municipal	National Municipal	New York Municipal

Interest rate contracts:
Financial futures contracts	$(1,458,740)	$(1,311,986)	$(721,422)	$243,743	$(721,138)	$(36,908)

For the year ended June 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	High Yield Municipal	National Municipal	New York Municipal
Financial futures contracts:
Average number of contracts sold	271	563	126
Average notional value of contracts sold	$33,538,387	$70,200,195	$15,650,027

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

ANNUAL REPORT	JUNE 30, 2014	65

Notes to Financial Statements (continued)

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Corporation and the Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on the following annual rates:

High Yield Municipal:

Portion of Average Daily Net Assets	Investment Advisory Fee
First $250 Million	0.550%
$250 — $500 Million	0.525%
Greater than $500 Million	0.500%

National Municipal and Short-Term Municipal:

	Rate of Advisory Fee
Aggregate of Average Daily Net Assets of the Two Combined Funds[1]	National Municipal	Short-Term Municipal
First $250 Million	0.500%	0.400%
$250 Million — $400 Million	0.475%	0.375%
$400 Million — $550 Million	0.475%	0.350%
Greater than $550 Million	0.475%	0.325%
[1]	The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the two combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the two combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average daily net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the advisory fee rate.

New York Municipal:

Investment Advisory Fee
Portion of Average Daily Net Assets	0.550%

The Manager voluntarily agreed to waive a portion of its fees payable by New York Municipal, which is included in fees waived by Manager in the Statements of Operations, so that such fee is reduced for average daily net assets of the Fund as follows:

Portion of Average Daily Net Assets	Rate
First $500 Million	0.550%
$500 — $1 Billion	0.525%
Greater than $1 Billion	0.500%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations.

For the year ended June 30, 2014, the amounts waived were as follows:

High Yield Municipal	$6,987
National Municipal	$43,876
Short-Term Municipal	$6,876
New York Municipal	$3,343
66	ANNUAL REPORT	JUNE 30, 2014

Notes to Financial Statements (continued)

For National Municipal, Short-Term Municipal and New York Municipal, the Manager contractually or voluntarily agreed to waive and/or reimburse fees and expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Funds’ business, in order to limit expenses. The expense limitations as a percentage of net assets are as follows:

	National Municipal	Short-Term Municipal	New York Municipal
	Contractual[1]	Voluntary[2]	Contractual[1,3]
BlackRock	0.46%	—	—
Institutional	—	0.40%	0.65%
Investor A	0.72%	0.69%	0.89%
Investor A1	—	0.52%	—
Investor B	1.23%	—	—
Investor C	1.47%	1.55%	1.64%
Investor C1	1.28%	—	—
[1]	The Manager has agreed not to reduce or discontinue this contractual waiver and/or reimbursement prior to November 1, 2015 unless approved by the Board, including a majority of the Independent Directors.
[2]	These voluntary waivers and/or reimbursements may be reduced or discontinued at any time without notice.
[3]	Effective starting June 1, 2014.

As a result, for National Municipal, Short-Term Municipal and New York Municipal, the Manager waived or reimbursed the following amounts which are shown as transfer agent fees waived and/or reimbursed — class specific in the Statements of Operations:

	National Municipal	Short-Term Municipal	New York Municipal
BlackRock	$146,828	—	—
Institutional	—	$635,310	$2,003
Service	—	—	—
Investor A	$1,289,219	—	$1,026
Investor A1	—	$6,427	—
Investor B	$4,701	—	—
Investor C	$156,721	—	$633
Investor C1	$23,583	—	—

In addition, the following Funds had a waiver of investment advisory fees that is included in fees waived by Manager in the Statements of Operations. For the year ended June 30, 2014, the amounts were as follows:

Fees Waived by Manager
National Municipal	$2,281,904
Short-Term Municipal	$70
New York Municipal	$5,627

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the year ended June 30, 2014, the Manager did not recoup any of New York Municipal’s fund level or class specific waivers and/or reimbursements.

ANNUAL REPORT	JUNE 30, 2014	67

Notes to Financial Statements (continued)

On June 30, 2014, for New York Municipal, the Fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring June 30, 2016
Fund level	$5,627
Institutional	$2,003
Investor A	$1,026
Class C	$633

The Manager, with respect to each Fund, entered into sub-advisory agreements with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager. Effective July 1, 2014, the sub-advisory agreement between the Manager and BIM, with respect to each Fund, expired.

For the year ended June 30, 2014, the Funds reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

High Yield Municipal	$3,370
National Municipal	$46,673
Short-Term Municipal	$7,787
New York Municipal	$2,480

The Funds entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees
	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Service	—	0.25%	—	—
Investor A	0.25%	0.25%	0.25%	0.25%
Investor A1	—	—	0.10%	0.10%
Investor B	—	0.25%	—	—
Investor C	0.25%	0.25%	0.25%	0.25%
Investor C1	—	0.25%	—	0.25%

	Distribution Fees
	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor B	—	0.50%	—	—
Investor C	0.75%	0.75%	0.75%	0.75%
Investor C1	—	0.55%	—	0.35%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor A1, Investor B, Investor C and Investor C1 shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended June 30, 2014, the Funds paid the following to affiliates in return for these services, which is included in transfer agent in the Statements of Operations:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
BlackRock	—	$77,219	$27	—
Institutional	$76,460	$1,699,556	$628,368	$18,784
Service	—	$303	—	—
Investor A	$42,454	$1,363,662	$41,270	$21,407
Investor A1	—	—	$16,640	$47,219
Investor B	—	$4,382	—	—
Investor C	$21,591	$175,307	$24,403	$10,508
Investor C1	—	$33,798	—	$2,814
68	ANNUAL REPORT	JUNE 30, 2014

Notes to Financial Statements (continued)

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended June 30, 2014, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Call Center Fees
	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
BlackRock	—	$17,357	$107	—
Institutional	$682	$64,110	$2,806	$367
Service	—	$212	—	—
Investor A	$1,449	$12,655	$1,214	$481
Investor A1	—	—	$325	$3,612
Investor B	—	$107	—	—
Investor C	$865	$3,508	$407	$136
Investor C1	—	$432	—	$1

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

For the year ended June, 30, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor A	$22,056	$69.403	$4,593	$6,583

For the year ended June 30, 2014, affiliates received CDSCs as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Investor A	$35,912	$50,957	$32,000	$18,369
Investor A1	—	—	$63	$45
Investor B	—	$1,084	—	—
Investor C	$13,251	$69,152	$5,839	$8,739
Investor C1	—	$2,220	—	—

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the year ended June 30, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were as follows:

	Purchases	Sales
High Yield Municipal	—	$1,500,055
National Municipal	$26,845,352	—

6. Purchases and Sales:

Purchases and sales of investments excluding short-term securities for the year ended June 30, 2014, were as follows:

	Purchases	Sales
High Yield Municipal	$189,656,544	$145,356,726
National Municipal	$1,625,995,576	$1,910,964,751
Short-Term Municipal	$551,315,394	$467,002,751
New York Municipal	$45,764,872	$66,397,518
ANNUAL REPORT	JUNE 30, 2014	69

Notes to Financial Statements (continued)

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended June 30, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to each Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of June 30, 2014, the following permanent differences attributable to amortization methods on fixed income securities and the expiration of capital loss carryforwards were reclassified to the following accounts:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Paid-in capital	—	—	$(1,707,147)	—
Undistributed net investment income	$(67,551)	$(729,811)	$(1,367)	$(2,043)
Accumulated net realized loss	$67,551	$729,811	$1,708,514	$2,043

The tax character of distributions paid was as follows:

		High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Tax-exempt income[1]	6/30/14	$15,937,366	$170,615,236	$3,661,275	$9,481,769
	6/30/13	15,928,393	181,182,652	5,312,978	10,831,600
Ordinary income[2]	6/30/14	158,507	81,120	321	14,066
	6/30/13	30,506	69,669	—	14,320
Total	6/30/14	$16,095,873	$170,696,356	$3,661,596	$9,495,835
	6/30/13	$15,958,899	$181,252,321	$5,312,978	$10,845,920

[1]	The Funds designate these amounts paid during the fiscal year ended June 30, 2014, as exempt-interest dividends.
[2]	Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-U.S. residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

As of June 30, 2014, the tax components of accumulated net earnings (losses) were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
Undistributed tax-exempt income	$116,736	$2,036,143	$490,230	$242,106
Undistributed ordinary income	61,264	32,745	—	10,683
Capital loss carryforwards	(14,827,841)	(112,611,319)	(3,310,155)	(8,036,056)
Net unrealized gains[3]	18,627,314	364,604,883	4,390,282	15,664,197
Qualified late-year losses[4]	(5,536,781)	(14,548,329)	—	(2,600,153)
Total	$(1,559,308)	$239,514,123	$1,570,357	$5,280,777

[3]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the accrual of income on securities in default and the treatment of residual interests in tender option bond trusts.
[4]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending June 30, 2015.
70	ANNUAL REPORT	JUNE 30, 2014

Notes to Financial Statements (continued)

As of June 30, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires June 30,	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal
2015	—	$244,021	$2,987,949	—
2016	—	9,699,108	322,206	—
2017	$2,901,962	29,857,944	—	$2,020,225
2018	4,665,271	41,255,757	—	367,311
2019	1,973,257	—	—	1,028,212
No Expiration Date[5]	5,287,351	31,554,489	—	4,620,308
Total	$14,827,841	$112,611,319	$3,310,155	$8,036,056

[5]	Must be utilized prior to losses subject to expiration.

During the year ended June 30, 2014, BlackRock Short-Term Municipal Bond Fund utilized $668,177 of its capital loss carryforward.

As of June 30, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	High Yield Municipal	National Municipal	Short-Term Municipal	New York Municipal

Tax cost	$435,856,961	$4,280,746,240	$858,333,863	$229,573,393
Gross unrealized appreciation	$25,541,308	$365,885,335	$4,480,254	$17,415,651
Gross unrealized depreciation	(6,893,714)	(1,229,722)	(89,972)	(1,751,453)
Net unrealized appreciation	$18,647,594	$364,655,613	$4,390,282	$15,664,198

8. Bank Borrowings:

The Corporation and the Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are parties to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the year ended June 30, 2014.

9. Concentration, Market and Credit Risk:

New York Municipal invests a substantial amount of its assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states or U.S. territories.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Fund invests in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed income markets. See the Schedule of Investments for these securities and/or derivatives. Changes in market interest rates or economic conditions, including the Federal Reserve’s decision in December 2013 to taper its quantitative easing policy, may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

ANNUAL REPORT	JUNE 30, 2014	71

Notes to Financial Statements (continued)

As of June 30, 2014, High Yield Municipal invested a significant portion of its assets in securities in the health sector. National Municipal invested a significant portion of its assets in securities in the utilities, transportation and health sectors. Short-Term Municipal invested a significant portion of its assets in securities in the state and county/city/special district/school district sectors. New York Municipal invested a significant portion of its assets in securities in the county/city/special district/school district sector. Changes in economic conditions affecting the county/city/special district/school district, heath, state, transportation and utilities sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a fund.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds,” as defined in the rules. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015. The Volcker Rule may preclude banking entities and their affiliates from (i) sponsoring TOB trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing TOB trust programs. As a result, TOB trusts may need to be restructured or unwound. There can be no assurances that TOB trusts can be restructured, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will be available to the Funds. Any alternative forms of leverage may be more or less advantageous to the Funds than existing TOB leverage.

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Funds. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended June 30, 2014		Year Ended June 30, 2013
High Yield Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	22,111,723	$193,425,855	15,795,899	$150,323,069
Shares issued in reinvestment of dividends distributions	424,651	3,711,250	490,657	4,666,141
Shares redeemed	(18,280,566)	(157,703,835)	(12,998,386)	(122,837,828)
Net increase	4,255,808	$39,433,270	3,288,170	$32,151,382

Investor A
Shares sold and automatic conversion of shares	13,709,875	$118,692,761	8,738,716	$83,023,098
Shares issued in reinvestment of dividends distributions	469,959	4,060,261	385,534	3,655,978
Shares redeemed	(8,296,628)	(70,472,448)	(6,358,703)	(60,124,187)
Net increase	5,883,206	$52,280,574	2,765,547	$26,554,889

Investor C
Shares sold	2,468,642	$21,499,873	2,722,012	$25,988,464
Shares issued in reinvestment of dividends distributions	158,913	1,375,505	146,154	1,388,850
Shares redeemed	(2,654,565)	(22,687,327)	(1,148,054)	(10,818,234)
Net increase (decrease)	(27,010)	$188,051	1,720,112	$16,559,080
Total Net Increase	10,112,004	$91,901,895	7,773,829	$75,265,35

72	ANNUAL REPORT	JUNE 30, 2014

Notes to Financial Statements (continued)
	Year Ended June 30, 2014		Year Ended June 30, 2013
National Municipal	Shares	Amount	Shares	Amount
BlackRock
Shares sold	653,406	$6,840,872	391,024	$4,350,757
Shares issued in reinvestment of dividends	590,959	6,231,682	551,361	6,104,224
Shares redeemed	(5,603,671)	(58,592,586)	(3,844,844)	(42,409,075)
Net decrease	(4,359,306)	$(45,520,032)	(2,902,459)	$(31,954,094)

Institutional
Shares sold	53,765,479	$567,206,685	56,238,481	$623,949,894
Shares issued in reinvestment of dividends	3,977,043	41,893,557	4,246,846	47,020,007
Shares redeemed	(84,758,106)	(890,267,542)	(54,948,085)	(607,131,681)
Net increase (decrease)	(27,015,584)	$(281,167,300)	5,537,242	$63,838,220

Service
Shares sold	14,023	$150,000	7,662	$85,000
Shares issued in reinvestment of dividends	2,582	27,213	2,815	31,125
Shares redeemed	(27,472)	(287,465)	(10,786)	(119,689)
Net decrease	(10,867)	$(110,252)	(309)	$(3,564)

Investor A
Shares sold	89,597,628	$938,450,279	79,151,863	$877,448,895
Shares issued in reinvestment of dividends	5,331,350	56,353,095	5,175,805	57,325,064
Shares redeemed	(81,591,783)	(851,467,417)	(69,365,131)	(755,556,185)
Net increase	13,337,195	$143,335,957	14,962,537	$179,217,774

Investor B
Shares sold	4,625	$48,206	55,105	$614,932
Shares issued in reinvestment of dividends	13,200	138,757	27,008	299,445
Shares redeemed	(557,055)	(5,826,570)	(1,600,723)	(17,733,335)
Net decrease	(539,230)	$(5,639,607)	(1,518,610)	$(16,818,958)

Investor B1
Shares sold	—	—	2	$69
Shares issued in reinvestment of dividends	—	—	788	8,768
Shares redeemed	—	—	(46,084)	(505,468)
Net decrease	—	—	(45,294)	$(496,631)

Investor C
Shares sold	4,143,872	$43,768,735	10,879,644	$121,026,496
Shares issued in reinvestment of dividends	877,759	9,257,367	972,415	10,772,870
Shares redeemed	(14,670,639)	(153,237,791)	(10,647,726)	(117,334,901)
Net increase (decrease)	(9,649,008)	$(100,211,689)	1,204,333	$14,464,465

Investor C1
Shares sold	17,667	$185,673	14,561	$158,757
Shares issued in reinvestment of dividends	122,085	1,287,779	142,414	1,577,560
Shares redeemed	(1,530,816)	(15,965,077)	(1,402,854)	(15,550,980)
Net decrease	(1,391,064)	$(14,491,625)	(1,245,879)	$(13,814,663)
Total Net Increase (Decrease)	(29,627,864)	$(303,804,548)	15,991,561	$194,432,549
ANNUAL REPORT	JUNE 30, 2014	73

Notes to Financial Statements (continued)
	Year Ended June 30, 2014		Year Ended June 30, 2013
Short-Term Municipal	Shares	Amount	Shares	Amount
BlackRock
Shares sold	50,739	$515,000	7,645	$77,607
Shares issued in reinvestment of dividends and distributions	4,572	46,397	23,202	236,017
Shares redeemed	(212,896)	(2,154,805)	(5,246,210)	(53,353,458)
Net decrease	(157,585)	$(1,593,408)	(5,215,363)	$(53,039,834)

Institutional
Shares sold	32,446,080	$329,066,164	27,464,544	$279,198,827
Shares issued in reinvestment of dividends and distributions	130,850	1,328,426	165,309	1,680,727
Shares redeemed	(23,920,867)	(242,734,657)	(38,571,791)	(392,109,644)
Net increase (decrease)	8,656,063	$87,659,933	(10,941,938)	$(111,230,090)

Investor A
Shares sold and automatic conversion of shares	5,828,230	$59,180,899	10,209,777	$103,796,089
Shares issued in reinvestment of dividends and distributions	29,792	302,576	65,474	665,906
Shares redeemed	(9,338,269)	(94,822,899)	(13,366,552)	(135,873,015)
Net decrease	(3,480,247)	$(35,339,424)	(3,091,301)	$(31,411,020)

Investor A1
Shares sold and automatic conversion of shares	739	$7,500	196,078	$1,994,447
Shares issued in reinvestment of dividends and distributions	8,375	85,087	15,068	153,301
Shares redeemed	(701,166)	(7,119,964)	(603,623)	(6,140,126)
Net decrease	(692,052)	$(7,027,377)	(392,477)	$(3,992,378)

Investor B
Shares sold	—	—	4,377	$44,545
Shares issued in reinvestment of dividends and distributions	—	—	279	2,842
Shares redeemed and automatic conversion of shares	—	—	(222,459)	(2,261,226)
Net decrease	—	—	(217,803)	$(2,213,839)

Investor C
Shares sold	1,150,996	$11,610,619	1,099,421	$11,154,867
Shares issued in reinvestment of dividends and distributions	—	—
Shares redeemed and automatic conversion of shares	(2,287,397)	(23,072,994)	(2,887,370)	(29,311,679)
Net decrease	(1,136,401)	$(11,462,375)	(1,787,949)	$(18,156,812)
Total Net Increase (Decrease)	3,189,778	$32,237,349	(21,646,831)	$(220,043,973)
74	ANNUAL REPORT	JUNE 30, 2014

Notes to Financial Statements (concluded)
	Year Ended June 30, 2014		Year Ended June 30, 2013
New York Municipal	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,112,340	$11,495,688	1,857,251	$20,855,773
Shares issued in reinvestment of dividends and distributions	69,907	725,328	70,930	791,125
Shares redeemed	(1,214,472)	(12,383,156)	(1,569,156)	(17,412,628)
Net increase (decrease)	(32,225)	$(162,140)	359,025	$4,234,270

Investor A
Shares sold and automatic conversion of shares	1,063,443	$11,017,524	2,080,754	$23,414,475
Shares issued in reinvestment of dividends and distributions	127,334	1,320,723	141,981	1,579,079
Shares redeemed	(1,723,525)	(17,595,277)	(1,329,305)	(14,618,536)
Net increase (decrease)	(532,748)	$(5,257,030)	893,430	$10,375,018

Investor A1
Shares sold and automatic conversion of shares	32,965	$336,873	307,291	$3,409,457
Shares issued in reinvestment of dividends and distributions	326,848	3,392,820	364,022	4,063,557
Shares redeemed	(1,546,165)	(15,878,378)	(1,268,609)	(14,177,296)
Net decrease	(1,186,352)	$(12,148,685)	(597,296)	$(6,704,282)

Investor B
Shares sold	—	—	2,046	$22,711
Shares issued in reinvestment of dividends and distributions	—	—	2,919	32,799
Shares redeemed and automatic conversion of shares	—	—	(342,469)	(3,801,231)
Net decrease	—	—	(337,504)	$(3,745,721)

Investor C
Shares sold	821,464	$8,573,753	861,401	$9,692,255
Shares issued in reinvestment of dividends and distributions	52,465	545,056	58,125	648,277
Shares redeemed	(907,328)	(9,288,233)	(618,732)	(6,815,429)
Net increase (decrease)	(33,399)	$(169,424)	300,794	$3,525,103

Investor C1
Shares sold	1,379	$14,081	5,216	$57,938
Shares issued in reinvestment of dividends and distributions	17,577	182,299	20,992	234,282
Shares redeemed	(161,003)	(1,650,461)	(73,832)	(824,393)
Net decrease	(142,047)	$(1,454,081)	(47,624)	$(532,173)
Total Net Increase (Decrease)	(1,926,771)	$(19,191,360)	570,825	$7,152,215

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

ANNUAL REPORT	JUNE 30, 2014	75

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund, BlackRock Short-Term Municipal Fund and BlackRock New York Municipal Bond Fund and Board of Directors of BlackRock Municipal Bond Fund, Inc. and Board of Trustees of BlackRock Multi-State Municipal Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund and BlackRock Short-Term Municipal Fund of BlackRock Municipal Bond Fund, Inc., and BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust (collectively the “Funds”), as of June 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock High Yield Municipal Fund, BlackRock National Municipal Fund and BlackRock Short-Term Municipal Fund of BlackRock Municipal Bond Fund, Inc., and BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust, as of June 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
August 26, 2014

76	ANNUAL REPORT	JUNE 30, 2014

Disclosure of Investment Advisory Agreements

The Board of Directors of BlackRock Municipal Bond Fund (the “Corporation”) and the Board of Trustees of BlackRock Multi-State Municipal Series Trust (the “Trust”), (collectively, the “Board,” and the members of which are referred to as “Board Members”) met in person on April 8, 2014 (the “April Meeting”) and May 13-14, 2014 (the “May Meeting”) to consider the approval of the investment advisory agreements (collectively, the “Advisory Agreements”), between the Corporation, on behalf of the BlackRock High Yield Municipal Fund (the “High Yield Fund”), BlackRock National Municipal Fund (the “National Fund”) and BlackRock Short-Term Municipal Fund (the “Short-Term Fund”), each a series of Corporation, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), and between the Trust, on behalf of the BlackRock New York Municipal Bond Fund (the “New York Fund,” along with the High Yield Fund, National Fund and Short-Term Fund, each a “Fund,” and collectively, the “Funds”), a series of Trust, and BlackRock, each Fund’s investment advisor. At the May Meeting, it was noted that the sub-advisory agreements between the Manager and BlackRock Investment Management, LLC, with respect to each Fund, would expire effective July 1, 2014. It was also noted that the non-renewal of the sub-advisory agreements would not result in any change in the nature or quality of services provided to the Funds, or in the portfolio management team that serves each Fund.

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Corporation or the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to each Fund by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting new regulatory requirements; (e) each Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; manager capacity and the potential for closing certain funds to new investments; portfolio managers’ investments in funds they manage; supplemental service agreements with third party distribution partners; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled

ANNUAL REPORT	JUNE 30, 2014	77

Disclosure of Investment Advisory Agreements (continued)

and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1 and, for the National Fund, a customized peer group selected by BlackRock; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and the Corporation, on behalf of the High Yield Fund, the National Fund and the Short-Term Fund, and the Trust, on behalf of the New York Fund, each for a one-year term ending June 30, 2015. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares and securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.
78	ANNUAL REPORT	JUNE 30, 2014

Disclosure of Investment Advisory Agreements (continued)

applicable Lipper category and, for the National Fund, a customized peer group selected by BlackRock. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

The Board noted that for the one-, three- and five-year periods reported, the High Yield Fund ranked in the fourth, second and second quartiles, respectively, against its Lipper Performance Universe Composite. BlackRock believes that the Lipper Performance Universe Composite is an appropriate performance metric for the High Yield Fund in that it measures a blend of total return and yield. The Board and BlackRock reviewed and discussed the reasons for the High Yield Fund’s underperformance during the one-year period and noted that they will monitor the Fund’s performance.

The Board noted that for the one-, three- and five-year periods reported, the National Fund ranked in the first, second and first quartiles, respectively, against its Customized Lipper Peer Group Composite. BlackRock believes that the Customized Lipper Peer Group Composite is an appropriate performance metric for the National Fund in that it measures a blend of total return and yield.

The Board noted that for the one-, three- and five-year periods reported, the Short-Term Fund ranked in the third, fourth and fourth quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Short-Term Fund’s underperformance during these periods. The Board was informed that, among other things, the Short-Term Fund’s performance can generally be tied to the performance of the yield curve in any given period since the Short-Term Fund is restricted to holding securities with a maximum maturity of four years. Many of the funds in the Lipper Performance Universe do not have restrictions with regard to final maturity of permissible securities as long as the funds maintain a shorter portfolio duration.

The Board and BlackRock also discussed BlackRock’s strategy for improving the Short-Term Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Short-Term Fund’s portfolio managers in seeking to improve the Short-Term Fund’s performance.

The Board noted that for the one-, three- and five-year periods reported, the New York Fund ranked in the third, second and second quartiles, respectively, against its Lipper Performance Universe Composite. BlackRock believes that the Lipper Performance Universe Composite is an appropriate performance metric for the New York Fund in that it measures a blend of total return and yield. The Board and BlackRock reviewed and discussed the reasons for the New York Fund’s underperformance during the one-year period and noted that they will monitor the New York Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Board noted that the High Yield Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the High Yield Fund’s Expense Peers. The Board determined that the High Yield Fund’s total expense ratio was appropriate in light of the median total expense ratio paid by the High Yield Fund’s Expense Peers. The Board

ANNUAL REPORT	JUNE 30, 2014	79

Disclosure of Investment Advisory Agreements (concluded)

also noted that the High Yield Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

The Board noted that the National Fund’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the National Fund’s Expense Peers. The Board also noted that the National Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the National Fund, combined with the assets of the Short-Term Fund, increase above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the National Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable.

The Board noted that the Short-Term Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Short-Term Fund’s Expense Peers. The Board also noted that the Short-Term Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the aggregate assets of the Short-Term Fund, combined with the assets of the National Fund, increase above certain contractually specified levels. The Board further noted that BlackRock has voluntarily agreed to a cap on the Short-Term Fund’s total expenses as a percentage of the Short-Term Fund’s average daily net assets on a class-by-class basis, as applicable. The Board noted that the voluntary cap is scheduled to convert to a contractual cap.

The Board noted that the New York Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile, relative to the New York Fund’s Expense Peers. The Board also noted that the New York Fund has an advisory fee arrangement that includes voluntary breakpoints that adjust the fee rate downward as the size of the New York Fund increases above certain contractually specified levels. After discussion between the Board, including the independent Board Members, and BlackRock, the Board and BlackRock contractually agreed to a cap on the New York Fund’s total expenses as a percentage of the New York Fund’s average daily net assets on a class-by-class basis, as applicable. These reductions, which may result in savings to shareholders, became effective on June 1, 2014.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to participate in these economies of scale, for example through the use of revised breakpoints, or with respect to the New York Fund, through the use of contractual breakpoints and/or revised voluntary breakpoints, in the advisory fee based upon the asset level of the Fund, and in the case of the National Fund and the Short-Term Fund, based on the combined assets of those two funds. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and the Corporation, on behalf of the High Yield Fund, the National Fund and the Short-Term Fund, and the Trust, on behalf of the New York Fund, for a one year term ending June 30, 2015. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

80	ANNUAL REPORT	JUNE 30, 2014

Officers and Directors
Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2]

Robert M. Hernandez 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 97 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc.

Fred G. Weiss 1941	Vice Chairman of the Board and Director	Since 2007
Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.
				29 RICs consisting of 97 Portfolios	Actavis plc (pharmaceuticals)

James H. Bodurtha 1944	Director	Since 1995
Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.
				29 RICs consisting of 97 Portfolios	None

Bruce R. Bond 1946	Director	Since 2007
Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.
				29 RICs consisting of 97 Portfolios	None

Donald W. Burton 1944	Director	Since 2007
Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.
				29 RICs consisting of 97 Portfolios	None

Honorable Stuart E. Eizenstat 1943	Director	Since 2007
Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.
				29 RICs consisting of 97 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)

Kenneth A. Froot 1957	Director	Since 2005	Professor, Harvard University since 1992.	29 RICs consisting of 97 Portfolios	None

John F. O’Brien 1943	Director	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Director thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 97 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

Roberta Cooper Ramo 1942	Director	Since 2000
Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.
				29 RICs consisting of 97 Portfolios	None
ANNUAL REPORT	JUNE 30, 2014	81

Officers and Directors (continued)
Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[2] (concluded)

David H. Walsh 1941	Director	Since 2007
Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.
				29 RICs consisting of 97 Portfolios	None
[1] The address of each Director and Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

[2] Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Fund’s by-laws or charter or statute. In no event may an Independent Director hold office beyond December 31 of the year in which he or she turns 74.

[3] Date shown is the earliest date a person has served for the Corporation covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[4]

Paul L. Audet 1953	President[5] and Director	Since 2011
Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.
				144 RICs consisting of 334 Portfolios	None

Laurence D. Fink 1952	Director	Since 2007
Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.
				29 RICs consisting of 97 Portfolios	BlackRock, Inc.

Henry Gabbay 1947	Director	Since 2007
Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.
				144 RICs consisting of 334 Portfolios	None
[4] Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Corporation based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Corporation based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Interested Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[5] For BlackRock Multi-State Municipal Series Trust.
82	ANNUAL REPORT	JUNE 30, 2014

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]

John M. Perlowski 1964	President[3] and Chief Executive Officer	Since 2010
Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Brendan Kyne 1977	Vice President	Since 2009
Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 to 2013; and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.

Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 1970	Treasurer	Since 2007
Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014
Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Benjamin Archibald 1975	Secretary	Since 2012
Managing Director of BlackRock since 2014; Director of BlackRock, Inc. from 2010 to 2013; Assistant Secretary to the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1] The address of each Trustee and Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Funds serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Corporation’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective May 14, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Funds and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Funds.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisor BlackRock Investment Management, LLC Princeton, NJ 08540 Custodians State Street Bank and Trust Company[4] Boston, MA 02110 The Bank of New York Mellon[3] New York, NY 10286	Transfer Agent BNY Mellon Investment Servicing (U.S.) Inc. Wilmington, DE 19809 Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022 Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116 Address of Funds 100 Bellevue Parkway Wilmington, DE 19809
[3]	For BlackRock Municipal Bond Fund, Inc.
[4]	For BlackRock Multi-State Municipal Series Trust.
ANNUAL REPORT	JUNE 30, 2014	83

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery
2)	Select “eDelivery” under the “More Information” section
3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

84	ANNUAL REPORT	JUNE 30, 2014

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	JUNE 30, 2014	85

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-U.S. Index Fund	BlackRock Focus Growth Fund	BlackRock Long-Horizon Equity Fund
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Dividend Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Basic Value Fund	BlackRock Global Long/Short Equity Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Capital Appreciation Fund	BlackRock Global Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Commodity Strategies Fund	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Disciplined Small Cap Core Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Real Estate Securities Fund
BlackRock Emerging Markets Dividend Fund	BlackRock International Fund	BlackRock Russell 1000® Index Fund
BlackRock Emerging Markets Fund	BlackRock International Index Fund	BlackRock Science & Technology
BlackRock Emerging Markets Long/Short	BlackRock International Opportunities Portfolio	Opportunities Portfolio
Equity Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Plus Fund	BlackRock Small Cap Growth Fund II
BlackRock Equity Dividend Fund	BlackRock Large Cap Growth Fund	BlackRock Small Cap Index Fund
BlackRock EuroFund	BlackRock Large Cap Value Fund	BlackRock S&P 500 Stock Fund
BlackRock Flexible Equity Fund	BlackRock Latin America Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund	BlackRock Emerging Markets Flexible	BlackRock Short Obligations Fund
BlackRock Core Bond Portfolio	Dynamic Bond Portfolio	BlackRock Short-Term Treasury Fund
BlackRock CoreAlpha Bond Fund	BlackRock Floating Rate Income Portfolio	BlackRock Strategic Income
BlackRock CoRI Funds	BlackRock Global Long/Short Credit Fund	Opportunities Portfolio
2015	BlackRock GNMA Portfolio	BlackRock Total Return Fund
2017	BlackRock High Yield Bond Portfolio	BlackRock U.S. Government Bond Portfolio
2019	BlackRock Inflation Protected Bond Portfolio	BlackRock U.S. Mortgage Portfolio
2021	BlackRock Investment Grade Bond Portfolio	BlackRock Ultra-Short Obligations Fund
2023	BlackRock Low Duration Bond Portfolio	BlackRock World Income Fund
BlackRock Secured Credit Portfolio

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New York Municipal Bond Fund	BlackRock Strategic Municipal Opportunities Fund
BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolio
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Multi-Manager Alternatives Fund
BlackRock Strategic Risk Allocation Fund
BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

86	ANNUAL REPORT	JUNE 30, 2014

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These reports are intended for existing shareholders. They are not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MBNYMB-6/14-AR

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust	$30,763	$30,063	$0	$0	$12,600	$12,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

2

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

3

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust	$12,600	$12,600

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.
(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5 –	Audit Committee of Listed Registrants – Not Applicable
Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.
Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable
Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable
Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable
Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.
Item 11 –	Controls and Procedures
(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.
(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
4

Item 12 –	Exhibits attached hereto
(a)(1) Code of Ethics – See Item 2
(a)(2) Certifications – Attached hereto
(a)(3) Not Applicable
(b) Certifications – Attached hereto

5

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust

Date: September 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust

Date: September 3, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock New York Municipal Bond Fund of BlackRock Multi-State Municipal Series Trust

Date: September 3, 2014

6